UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5225

Oppenheimer Quest for Value Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 10/31/2013

Item 1. Reports to Stockholders.

10	31	2013

ANNUAL REPORT

Oppenheimer Global Allocation Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/13

	Class A Shares of the Fund		S&P 500 Index	Russell 1000 Index	MSCI All Country World Index (ex-U.S.)	Barclays U.S. Aggregate Bond Index	Barclays Multiverse Index (ex-U.S.)	Reference Index
	Without Sales Charge	With Sales Charge
1-Year	18.81%	11.97%	27.18%	28.40%	20.29%	–1.08%	–1.69%	13.57%
5-Year	11.80	10.48	15.17	15.84	12.48	6.09	6.13	11.69
10-Year	4.25	3.63	7.46	7.83	8.48	4.78	5.33	7.65

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2	OPPENHEIMER GLOBAL ALLOCATION FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 18.81% during the reporting period. The Fund outperformed its Reference Index (the “Index”), a customized weighted index currently comprised of 30% of the Russell 1000 Index, 30% of the MSCI All Country World Index (ex-U.S.), 20% of the Barclays U.S. Aggregate Bond Index, and 20% of the Barclays Multiverse Index (ex-U.S.), which returned 13.57%. The Fund’s relative outperformance resulted from all three primary return drivers. A major contributor was good security selection within the portfolio’s underlying investment strategies, followed by positive return from our asset allocation decisions and neutral contribution from our return shaping or hedging strategies, which primarily act as an overall risk reducer.

MARKET OVERVIEW

The 12-month reporting period began near the start of a sustained rally in most financial markets as investors anticipated stronger domestic and global economic growth.

Central banks in the United States and Europe had announced accommodative policy measures intended to promote market liquidity and keep intermediate- and long-term interest rates low. Prior to the

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

*The performance of the Reference Index is shown for the period from 1/31/03-10/31/13 because performance data for certain sub-indexes was unavailable for the full 10-year period.

OPPENHEIMER GLOBAL ALLOCATION FUND	3

start of the period, the U.S. Federal Reserve (the “Fed”) embarked on a third round of open-ended quantitative easing involving monthly purchases of $85 billion of mortgage-backed securities from U.S. government agencies. The head of the European Central Bank (the “ECB”) had reassured investors that his institution was committed to supporting the euro, and the ECB signaled its intention to purchase massive amounts of debt from troubled members of the European Union. In Japan, new government leadership adopted economic policies designed to end a long period of economic stagnation, in part by reducing the value of the yen against most other major currencies.

Equities and higher-yielding bonds generally rallied in response to an improving economic outlook. At the same time, yields of U.S. government securities remained near historical lows due to the Fed’s massive bond buying program. These developments drove financial markets higher through the early spring of 2013. At that time, economic data appeared to confirm that the United States, Europe and Japan had engineered a sustained economic rebound, but investors responded negatively to disappointing economic data from China, India, Brazil, and other emerging markets. The ensuing “flight to quality” toward traditional safe havens produced sharp dislocations in emerging equity, fixed-income and currency markets. In late May, relatively hawkish remarks by Fed chairman Ben Bernanke were widely interpreted as a signal that U.S. monetary policymakers would begin to back away from their quantitative easing program sooner than expected, sparking heightened volatility in financial markets throughout the world. However, market conditions generally stabilized over the summer of 2013. Despite a roughly two week U.S. government shutdown in October, equity markets generally resumed their upward trend through September and October as the Fed refrained from cutting back its quantitative easing program. Meanwhile, most major currencies, including the yen, continued to lose value against the U.S. dollar.

FUND REVIEW

With respect to asset allocation, we maintained a material short duration posture within our fixed income portfolio over the reporting period. This positioning was based on the logic that yields across most government-related bonds were near historical lows, which severely limited the downside protection that they would offer in a “risk off” market environment. This stance worked well as fixed income assets lost ground in comparison to equity markets. In our view, U.S. interest rates are still low, and the prospect of higher rates in the future remains real. We believe that gearing the portfolio more towards credit and senior loans is attractive in such an environment, given still-competitive yields offered by the former and the floating interest rate structure of the latter. A similar rationale lay behind our underweight position in both

4	OPPENHEIMER GLOBAL ALLOCATION FUND

gold bullion and gold mining equities. Our view was that real interest rates would normalize either because of a drop off in inflation or a sell-off in U.S. Treasuries. Throughout the period we got both, which effectively pulled the rug out from underneath gold prices.

The Fund’s asset allocation positioning also benefited from a lack of exposure to international (emerging and developed market) sovereign debt. In our view despite the rise in credit spreads during the second quarter, emerging and developed market sovereign bonds do not offer a sufficient yield cushion in the context of deteriorating trade and fiscal conditions. Additionally, a less accommodative Fed may be positive for the U.S. dollar, leading to a headwind for foreign currency denominated bonds. This allocation decision added value as international debt markets significantly underperformed the Index.

During the year, the security selection component of the Fund’s investment process also contributed to relative performance. Stock selection within our international developed market growth strategy, and emerging market equity strategy added positive excess return to the Fund. The international developed market growth strategy outperformed the MSCI All Country World Index (ex-U.S.) by roughly 8%, and the emerging market equity strategy outperformed the MSCI

Emerging Markets Index by roughly 7%. Although outperformance in international equities was partially offset by domestic equity strategy underperformance, on a net basis security selection was an important boost to overall Fund return.

We use derivatives to cheaply mitigate downside risk and efficiently access market upside, techniques we call “return shaping.” Because the Fund’s return shaping strategies are designed to improve the overall risk profile of the Fund by dampening volatility, we expect them to come with a cost, like any insurance policy. However, via active management, we were able to render these strategies neutral from a return perspective during the year. Although we maintained hedges against many of our downside risk exposures in a rallying market, we financed the protection via upside capture strategies, which are intended to capture gains from sustained market appreciation. Our upside capture strategies benefited as equity markets rallied during the period. Specifically, our S&P 500, NIKKEI 225, and Euro Stoxx 50 call options were accretive to returns and offset much of the downside hedging cost.

A significant portion of our downside protection strategy entailed owning and selling Chicago Board Options Exchange Market Volatility Index (the “CBOE VIX Index”) futures contracts to protect against market volatility.1 We managed this position by owning near-dated futures and selling

1. The CBOE VIX Index is a measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

OPPENHEIMER GLOBAL ALLOCATION FUND	5

longer-dated futures. The Fund benefited from this strategy, which provided relatively cheap downside protection during more volatile episodes in the period. Again, under normal circumstances we expect return shaping strategies to cost money and commensurately enhance returns or partially protect principal in environments of extreme market volatility. It is worth noting that the strategies proved relatively inexpensive by historical standards during the year.

STRATEGY & OUTLOOK

Overall, we remain cautiously optimistic and are slightly overweight risk assets in the portfolio relative to the Index, but with defensive hedges built in for downside protection. We believe the current zero short rate monetary policy will be left largely unchanged, although we could see marginal reduction in large scale asset purchases if labor market conditions show adequate improvement. In this environment, we believe equities are highly attractive, especially versus bonds. Among fixed-income investments, we currently favor floating rate securities and higher-yielding corporate bonds. We are maintaining limited exposure to U.S. Treasuries as we believe there is little room for yields to compress from already low levels, making them a less viable form of protection against market volatility. Moreover, any normalization in monetary policy, such as a reduction in the pace of asset purchases, could have adverse effects on the Treasury market. We are focused on establishing downside protection via derivative strategies, which we are currently able to purchase at lower costs due to declining volatility. Moreover, the relative cheapness of equities, especially in Europe and potentially also in Japan, allows us to harvest risk premium from stocks to help pay for defensive hedges.

At the end of the day, reduced Fed “intervention” is an inevitable step on the path to normalization. In this environment we expect the market will begin focusing more on company fundamentals rather than macroeconomic developments. This may provide increased opportunity for our security selection teams to add even more value. At the same time, less Fed activity in terms of providing market support only enhances the importance of seeking cost-efficient hedges in the event of a downturn.

Mark Hamilton[1] Portfolio Manager

Benjamin Rockmuller, CFA Portfolio Manager

1. Mark Hamilton became a Portfolio Manager on April 8, 2013.

6	OPPENHEIMER GLOBAL ALLOCATION FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
Google, Inc., Cl. A	0.9%
Walt Disney Co. (The)	0.8
Telefonaktiebolaget LM Ericsson, B Shares	0.8
Apple, Inc.	0.7
European Aeronautic Defense & Space Co.	0.6
SAP AG	0.6
LVMH Moet Hennessy Louis Vuitton SA	0.6
UBS AG	0.6
Roche Holding AG	0.6
Industria de Diseno Textil SA	0.6

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2013, and are based on net assets. For more current Top 10 Fund Holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS
United States	67.0%
United Kingdom	4.1
Germany	3.4
France	2.8
Japan	2.7
Switzerland	2.7
India	2.0
Brazil	1.7
The Netherlands	1.7
China	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2013, and are based on the total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2013, and are based on the total market value of investments.

OPPENHEIMER GLOBAL ALLOCATION FUND	7

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Common Stocks	64.0%
Domestic Fixed Income Funds Oppenheimer Master Loan Fund, LLC Oppenheimer Short Duration Fund	12.7
Alternative Fund Oppenheimer Master Event-Linked Bond Fund, LLC	7.2
Mortgage-Backed Obligations	7.0
Non-Convertible Corporate Bonds and Notes	6.8
Exchange-Traded Options Purchased	0.9
Corporate Loans	0.5
Asset-Backed Securities	0.5
Over-the-Counter Options Purchased	0.3
Money Market Fund Oppenheimer Institutional Money Market Fund	0.1
Preferred Stocks	—	*
Structured Securities	—	*

*Represents a value of less than 0.005%.

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2013, and are based on the total market value of investments.

8	OPPENHEIMER GLOBAL ALLOCATION FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/13

	Inception Date	1-Year	5-Year	10-Year
Class A (QVGIX)	11/1/91	18.81%	11.80%	4.25%
Class B (QGRBX)	9/1/93	17.72%	10.87%	3.77%
Class C (QGRCX)	9/1/93	17.90%	10.99%	3.50%
Class I (QGRIX)	2/28/12	19.35%	10.45%*	N/A
Class N (QGRNX)	3/1/01	18.52%	11.54%	3.97%
Class Y (QGRYX)	5/1/00	19.26%	12.25%	4.62%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/13
	Inception Date	1-Year	5-Year	10-Year
Class A (QVGIX)	11/1/91	11.97%	10.48%	3.63%
Class B (QGRBX)	9/1/93	12.72%	10.61%	3.77%
Class C (QGRCX)	9/1/93	16.90%	10.99%	3.50%
Class I (QGRIX)	2/28/12	19.35%	10.45%*	N/A
Class N (QGRNX)	3/1/01	17.52%	11.54%	3.97%
Class Y (QGRYX)	5/1/00	19.26%	12.25%	4.62%

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the S&P 500 Index, the Russell 1000 Index, the MSCI All Country World Index (ex-U.S.), the Barclays U.S. Aggregate Bond Index, the Barclays Multiverse Index (ex-U.S.) and the Fund’s Reference Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S.

OPPENHEIMER GLOBAL ALLOCATION FUND	9

Share Class Performance  Continued

economy. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. The MSCI All Country World Index (ex U.S.) is designed to measure global developed and emerging equity market performance excluding the United States. The Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Barclays Multiverse Index (ex-U.S.) provides a broad-based measure of the global fixed-income bond market. The Fund’s Reference Index is a customized weighted index currently comprised of 30% of the Russell 1000 Index, 30% of the MSCI All Country World Index (ex-U.S.), 20% of the Barclays U.S. Aggregate Bond Index, and 20% of the Barclays Multiverse Index (ex-U.S.). The indices are unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10	OPPENHEIMER GLOBAL ALLOCATION FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER GLOBAL ALLOCATION FUND	11

Fund Expenses  Continued

Actual	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During 6 Months Ended October 31, 2013
Class A	$1,000.00	$1,068.00	$7.11
Class B	1,000.00	1,063.10	11.66
Class C	1,000.00	1,064.40	10.88
Class I	1,000.00	1,070.70	4.39
Class N	1,000.00	1,067.10	8.42
Class Y	1,000.00	1,070.70	5.13

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.35	6.94
Class B	1,000.00	1,013.96	11.38
Class C	1,000.00	1,014.72	10.62
Class I	1,000.00	1,020.97	4.29
Class N	1,000.00	1,017.09	8.22
Class Y	1,000.00	1,020.27	5.00

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2013 are as follows:

Class	Expense Ratios
Class A	1.36%
Class B	2.23
Class C	2.08
Class I	0.84
Class N	1.61
Class Y	0.98

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s consolidated financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12	OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS    October 31, 2013

	Shares	Value
Common Stocks—61.9%
Consumer Discretionary—10.1%
Auto Components—0.1%
American Axle & Manufacturing Holdings, Inc.[1]	34,060	$633,857
Dorman Products, Inc.	17,110	831,717

		1,465,574
Automobiles—0.6%
Bayerische Motoren Werke (BMW) AG	14,193	1,609,564
Bayerische Motoren Werke (BMW) AG, Preference	101,959	8,518,360
PT Astra International Tbk	2,702,000	1,590,612

		11,718,536
Diversified Consumer Services—0.4%
Benesse Holdings, Inc.	31,200	1,161,875
Dignity plc	63,038	1,407,071
Estacio Participacoes SA	166,800	1,288,117
Kroton Educacional SA	72,287	1,068,074
New Oriental Education & Technology Group, Inc., Sponsored ADR	68,940	1,806,917

		6,732,054
Hotels, Restaurants & Leisure—1.2%
Buffalo Wild Wings, Inc.[1]	15,470	2,205,713
Carnival Corp.	54,870	1,901,246
Chipotle Mexican Grill, Inc.[1]	510	268,755
Chuy’s Holdings, Inc.[1]	25,090	943,384
Domino’s Pizza Group plc	180,150	1,692,584
Fiesta Restaurant Group, Inc.[1]	23,230	984,720
Genting Berhad	493,900	1,638,106
Gtech SpA	62,819	1,905,995
Home Inns & Hotels Management, Inc., ADR[1]	14,320	498,909
Jollibee Foods Corp.	243,130	996,063
McDonald’s Corp.[2]	58,970	5,691,784
Multimedia Games, Inc.[1]	31,070	1,010,086
Noodles & Co.[1]	3,160	138,376
Potbelly Corp.[1]	4,730	127,710
Red Robin Gourmet Burgers, Inc.[1]	1,960	149,313
Revel Entertainment[1]	6,041	—
William Hill plc	322,971	2,076,052

		22,228,796
Household Durables—0.2%
La-Z-Boy, Inc.	32,460	749,177

OPPENHEIMER GLOBAL ALLOCATION FUND	13

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Household Durables Continued
MRV Engenharia e Participacoes SA	128,200	$553,385
SEB SA	18,250	1,639,359

		2,941,921
Internet & Catalog Retail—0.5%
Amazon.com, Inc.[1]	6,666	2,426,624
B2W Companhia Global do Varejo[1]	58,517	437,532
Ctrip.com International Ltd., ADR[1]	53,970	2,927,873
Priceline.com, Inc.[1]	940	990,600
RetailMeNot, Inc.[1]	10,090	329,136
TripAdvisor, Inc.[1]	14,430	1,193,505
Yoox SpA[1]	47,773	1,718,592

		10,023,862
Leisure Equipment & Products—0.0%
Nintendo Co. Ltd.	3,800	426,922
Media—2.4%
British Sky Broadcasting Group plc	51,030	766,925
Grupo Televisa SA, Sponsored ADR	204,153	6,214,417
Liberty Global plc, Series A1	6,979	546,944
Liberty Global plc, Series C1	5,211	390,095
Lions Gate Entertainment Corp.[1]	57,150	1,976,247
Nexstar Broadcasting Group, Inc., Cl. A	19,900	883,361
SES, FDR	55,740	1,621,280
Sinclair Broadcast Group, Inc., Cl. A	21,240	680,954
Time Warner, Inc.	43,630	2,999,126
Twenty-First Century Fox, Inc., Cl. A	68,190	2,318,460
Twenty-First Century Fox, Inc., Cl. B	102,170	3,481,954
Viacom, Inc., Cl. B	23,120	1,925,665
Walt Disney Co. (The)[2]	218,006	14,953,032
Zee Entertainment Enterprises Ltd.	1,076,735	4,636,036

		43,394,496
Multiline Retail—0.3%
Dollarama, Inc.	22,545	1,937,834
Lojas Americanas SA, Preference	236,090	1,747,332
Shinsegae Co. Ltd.	3,536	891,596

		4,576,762
Specialty Retail—1.9%
Asbury Automotive Group, Inc.[1]	24,970	1,199,809

14	OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Specialty Retail Continued
Conn’s, Inc.[1]	42,320	$2,557,821
Five Below, Inc.[1]	17,090	824,763
Home Depot, Inc. (The)	54,230	4,223,975
Industria de Diseno Textil SA	62,615	10,281,359
Lithia Motors, Inc., Cl. A	22,600	1,420,410
Lumber Liquidators Holdings, Inc.[1]	20,960	2,393,422
O’Reilly Automotive, Inc.[1]	4,141	512,697
Restoration Hardware Holdings, Inc.[1]	12,870	897,554
Tiffany & Co.[2]	105,253	8,332,880
Tile Shop Holdings, Inc. (The)[1]	5,860	130,854
TJX Cos., Inc. (The)	30,326	1,843,518

		34,619,062
Textiles, Apparel & Luxury Goods—2.5%
Brunello Cucinelli SpA	13,333	415,273
Burberry Group plc	68,354	1,682,063
Compagnie Financiere Richemont SA	26,151	2,672,033
Kering	44,340	10,072,378
Luxottica Group SpA	17,827	968,090
LVMH Moet Hennessy Louis Vuitton SA	58,860	11,314,786
Nike, Inc., Cl. B	70,932	5,373,808
Prada SpA	193,500	1,885,756
Salvatore Ferragamo Italia SpA	16,169	553,962
Steven Madden Ltd.[1]	31,850	1,168,258
Swatch Group AG (The), Cl. B	1,922	1,231,153
Tod’s SpA	23,344	3,888,205
VF Corp.	17,700	3,805,500

		45,031,265
Consumer Staples—5.5%
Beverages—1.7%
Anadolu Efes Biracilik ve Malt Sanayii AS	72,221	921,007
Brown-Forman Corp., Cl. B	38,610	2,817,758
C&C Group plc	155,334	910,480
Carlsberg AS, Cl. B	28,446	2,838,249
Companhia de Bebidas das Americas, Preference, ADR	96,600	3,593,520
Diageo plc	94,314	3,005,537
Fomento Economico Mexicano SAB de CV, Sponsored ADR	48,046	4,482,692
Fomento Economico Mexicano SAB de CV, UBD	200,050	1,869,827
Heineken NV	53,113	3,670,731

OPPENHEIMER GLOBAL ALLOCATION FUND	15

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Beverages Continued
Nigerian Breweries plc	591,834	$650,347
Pernod-Ricard SA	25,180	3,023,882
SABMiller plc	58,640	3,050,793
Tsingtao Brewery Co. Ltd.	58,000	474,332
United Spirits Ltd.	14,238	596,923

		31,906,078
Food & Staples Retailing—1.0%
Almacenes Exito SA	43,892	735,264
Almacenes Exito SA, GDR[3]	57,600	981,337
BIM Birlesik Magazalar AS	31,202	653,041
Cencosud SA	311,594	1,307,950
Costco Wholesale Corp.	26,677	3,147,886
CP ALL PCL	1,694,700	2,133,138
CVS Caremark Corp.	64,880	4,039,429
Fairway Group Holdings Corp.[1]	15,310	374,023
InRetail Peru Corp.[1,3]	18,800	294,690
Magnit	11,067	2,985,105
Shoprite Holdings Ltd.	18,382	335,426
Sprouts Farmers Market, Inc.[1]	13,850	637,931

		17,625,220
Food Products—1.9%
Annie’s, Inc.[1]	16,830	795,218
Aryzta AG	34,114	2,545,864
Barry Callebaut AG	1,636	1,708,626
Boulder Brands, Inc.[1]	66,950	1,097,311
DANONE SA	21,470	1,588,008
Flowers Foods, Inc.	42,120	1,067,321
Hershey Co. (The)	32,340	3,209,422
J.M. Smucker Co. (The)	32,610	3,626,558
Nestle SA	64,291	4,643,481
Tingyi (Cayman Islands) Holding Corp.	736,000	2,077,166
Ulker Biskuvi Sanayi AS	47,551	363,432
Unilever plc	241,282	9,773,728
Want Want China Holdings Ltd.	1,220,000	1,864,721

		34,360,856
Household Products—0.6%
Colgate-Palmolive Co.[2]	121,810	7,884,761
Hindustan Unilever Ltd.	33,727	332,120

16	OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Household Products Continued
Reckitt Benckiser Group plc	22,037	$1,710,447
Unilever Indonesia Tbk	121,000	321,443

		10,248,771
Personal Products—0.2%
Colgate-Palmolive (India) Ltd.	34,752	700,970
Estee Lauder Cos., Inc. (The), Cl. A	23,980	1,701,621
L’Oreal SA	2,760	472,343
Marico Ltd.	120,272	412,747
Natura Cosmeticos SA	71,900	1,437,872

		4,725,553
Tobacco—0.1%
Philip Morris International, Inc., Cl. A	8,453	753,331
Swedish Match AB	32,061	1,057,574

		1,810,905
Energy—3.8%
Energy Equipment & Services—1.6%
Bristow Group, Inc.	6,790	546,391
China Oilfield Services Ltd., Cl. H	176,000	492,080
Dril-Quip, Inc.[1]	17,670	2,074,811
Eurasia Drilling Co. Ltd., GDR	15,790	668,458
Halliburton Co.	29,530	1,565,976
Helix Energy Solutions Group, Inc.[1]	33,540	793,556
Hunting plc	14,380	206,110
Oceaneering International, Inc.	42,270	3,630,148
Saipem SpA	51,070	1,196,633
Schlumberger Ltd.	24,698	2,314,697
Schoeller-Bleckmann Oilfield Equipment AG	11,677	1,347,596
Technip SA	78,250	8,190,126
Tenaris SA, ADR	47,420	2,219,730
Transocean Ltd.	67,270	3,166,399

		28,412,711
Oil, Gas & Consumable Fuels—2.2%
Antero Resources Corp.[1]	7,890	445,706
Athlon Energy, Inc.[1]	12,430	408,947
BG Group plc	160,330	3,266,272
Bonanza Creek Energy, Inc.[1]	21,320	1,077,513
Cabot Oil & Gas Corp.	65,120	2,300,038
Cairn Energy plc[1]	182,707	829,353

OPPENHEIMER GLOBAL ALLOCATION FUND	17

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Oil, Gas & Consumable Fuels Continued
Chevron Corp.	19,392	$2,326,264
CNOOC Ltd.	811,000	1,644,219
Diamondback Energy, Inc.[1]	25,260	1,304,679
EOG Resources, Inc.	14,910	2,659,944
Exxon Mobil Corp.	17,573	1,574,892
Genel Energy plc[1]	30,890	470,827
Koninklijke Vopak NV	27,644	1,698,405
Noble Energy, Inc.	39,250	2,941,003
NovaTek OAO, Sponsored GDR	23,700	3,334,179
Oasis Petroleum, Inc.[1]	41,550	2,212,538
Petroleo Brasileiro SA, Sponsored ADR	118,300	2,148,328
Pioneer Natural Resources Co.	14,480	2,965,214
Repsol YPF SA	139,271	3,737,358
Rex Energy Corp.[1]	38,270	822,805
Tullow Oil plc	118,400	1,785,415

		39,953,899
Financials—8.9%
Capital Markets—2.6%
Ameriprise Financial, Inc.	47,640	4,789,726
Artisan Partners Asset Management, Inc.	15,960	955,525
BinckBank NV	54,515	525,546
Charles Schwab Corp. (The)	123,750	2,802,938
Credit Suisse Group AG	128,222	3,987,562
Deutsche Bank AG	138,920	6,728,019
Evercore Partners, Inc., Cl. A	15,660	790,360
Financial Engines, Inc.	25,140	1,404,572
Goldman Sachs Group, Inc. (The)	41,955	6,748,881
ICAP plc	341,679	2,109,913
Invesco Ltd.	91,730	3,095,888
Northern Trust Corp.	9,090	512,858
Tullett Prebon plc	157,630	802,878
UBS AG	555,703	10,718,720
Virtus Investment Partners, Inc.[1]	4,120	838,502

		46,811,888
Commercial Banks—2.4%
Banco Bilbao Vizcaya Argentaria SA	473,271	5,539,330
Banco Bradesco SA, Sponsored ADR	75,760	1,092,459
Banco Davivienda SA, Preference	55,678	730,271
Bancolombia SA, Sponsored ADR	10,930	613,501

18	OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Commercial Banks Continued
Commercial International Bank	142,728	$882,687
First Financial Holdings, Inc.	12,900	773,097
Grupo Financiero Banorte SAB de CV	64,546	413,181
Grupo Financiero Inbursa SA de CV, Cl. O	313,127	806,862
Guaranty Trust Bank plc	2,866,834	456,744
HDFC Bank Ltd., ADR	29,900	1,083,875
Home Bancshares, Inc.	26,050	882,574
ICICI Bank Ltd., Sponsored ADR	216,820	8,091,722
Itau Unibanco Holding SA, Preference, ADR	253,774	3,910,657
PrivateBancorp, Inc.	16,190	394,388
Signature Bank[1]	19,110	1,945,780
Societe Generale	57,940	3,280,908
Sumitomo Mitsui Financial Group, Inc.	88,000	4,237,990
Turkiye Garanti Bankasi AS	153,406	614,625
U.S. Bancorp	41,288	1,542,520
Wells Fargo & Co.	81,994	3,500,324
Western Alliance Bancorp[1]	77,430	1,637,645
Zenith Bank plc	3,507,093	475,710

		42,906,850
Consumer Finance—0.2%
American Express Co.	30,366	2,483,939
Credit Acceptance Corp.[1]	5,520	653,016
Portfolio Recovery Associates, Inc.[1]	15,570	925,637

		4,062,592
Diversified Financial Services—1.5%
BM&FBOVESPA SA	976,500	5,505,399
Citigroup, Inc.	97,360	4,749,221
Haci Omer Sabanci Holding AS	394,688	1,867,005
Hong Kong Exchanges & Clearing Ltd.	61,245	986,836
JPMorgan Chase & Co.	60,262	3,105,903
MarketAxess Holdings, Inc.	10,230	667,303
McGraw Hill Financial, Inc.	116,130	8,091,938
Moscow Exchange (The)	1,069,763	2,042,409

		27,016,014
Insurance—1.5%
AIA Group Ltd.	379,200	1,922,711
Allianz SE	42,566	7,158,681
Aon plc	1,890	149,480

OPPENHEIMER GLOBAL ALLOCATION FUND	19

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Insurance Continued
Dai-ichi Life Insurance Co. Ltd. (The)	305,400	$4,358,065
Fidelity National Financial, Inc., Cl. A	96,850	2,726,328
Marsh & McLennan Cos., Inc.	51,860	2,375,188
Prudential plc	430,282	8,803,138
Sul America SA	100,060	732,517

		28,226,108
Real Estate Investment Trust (REITs)—0.0%
American Tower Corp.	1,260	99,981
Real Estate Management & Development—0.5%
CapitaMalls Asia Ltd.	370,000	600,963
DLF Ltd.	1,432,331	3,498,889
Hang Lung Group Ltd.	101,500	534,515
Hang Lung Properties Ltd.	609,570	2,001,746
SM Prime Holdings, Inc.	2,819,103	1,249,586
Soho China Ltd.	737,500	647,134
Wallace Theater Holdings, Inc.[1,4]	430	4,313

		8,537,146
Thrifts & Mortgage Finance—0.2%
Housing Development Finance Corp. Ltd.	230,967	3,196,036
Health Care—7.9%
Biotechnology—2.0%
Aegerion Pharmaceuticals, Inc.[1]	10,630	880,377
Amgen, Inc.	37,690	4,372,040
Biogen Idec, Inc.[1]	19,770	4,827,636
Celgene Corp.[1]	12,973	1,926,361
CSL Ltd.	30,100	1,976,301
Cubist Pharmaceuticals, Inc.[1]	17,870	1,107,940
Foundation Medicine, Inc.[1]	1,480	47,182
Gilead Sciences, Inc.[1]	116,280	8,254,717
Grifols SA	57,848	2,372,197
Medivation, Inc.[1]	20,320	1,216,355
NPS Pharmaceuticals, Inc.[1]	36,900	1,061,982
Theravance, Inc.[1]	85,550	3,134,552
Vertex Pharmaceuticals, Inc.[1]	71,830	5,124,352

		36,301,992
Health Care Equipment & Supplies—1.4%
Becton, Dickinson & Co.	23,900	2,512,607
Cooper Cos., Inc. (The)	10,580	1,367,042
Cyberonics, Inc.[1]	7,220	417,027

20	OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Health Care Equipment & Supplies Continued
Dexcom, Inc.[1]	40,141	$1,153,251
DiaSorin SpA	34,844	1,648,951
Essilor International SA	15,680	1,681,564
Insulet Corp.[1]	38,160	1,489,003
Medtronic, Inc.	67,000	3,845,800
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	666,000	622,888
Sonova Holding AG	13,572	1,763,550
Spectranetics Corp. (The)[1]	44,200	923,338
St. Jude Medical, Inc.	41,440	2,378,242
West Pharmaceutical Services, Inc.	18,420	890,607
William Demant Holding AS1	11,095	1,097,861
Zimmer Holdings, Inc.	48,140	4,210,806

		26,002,537
Health Care Providers & Services—1.9%
Acadia Healthcare Co., Inc.[1]	33,970	1,472,939
Aetna, Inc.	101,750	6,379,725
Apollo Hospitals Enterprise Ltd.	43,298	637,010
Capital Senior Living Corp.[1]	41,740	925,793
Cardinal Health, Inc.	39,400	2,311,204
Centene Corp.[1]	24,940	1,400,630
Diagnosticos da America	102,900	528,234
ExamWorks Group, Inc.[1]	39,690	1,025,987
MWI Veterinary Supply, Inc.[1]	9,040	1,434,106
Sinopharm Group Co., Cl. H4	347,400	938,358
Sonic Healthcare Ltd.	118,200	1,802,022
Team Health Holdings, Inc.[1]	48,840	2,121,610
UnitedHealth Group, Inc.	62,450	4,262,837
WellCare Health Plans, Inc.[1]	15,200	1,013,536
WellPoint, Inc.[2]	102,610	8,701,328

		34,955,319
Health Care Technology—0.2%
Cerner Corp.[1]	19,700	1,103,791
Compugroup Medical AG	21,881	570,031
HealthStream, Inc.[1]	22,550	805,486
Medidata Solutions, Inc.[1]	10,530	1,161,564

		3,640,872
Life Sciences Tools & Services—0.1%
ICON plc[1]	50,130	2,027,257

OPPENHEIMER GLOBAL ALLOCATION FUND	21

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Pharmaceuticals—2.3%
AbbVie, Inc.	47,280	$2,290,716
Akorn, Inc.[1]	34,970	714,787
Allergan, Inc.[2]	29,320	2,656,685
Bayer AG	51,573	6,409,495
Bristol-Myers Squibb Co.[2]	106,247	5,580,092
Cipla Ltd.	111,107	746,438
Jazz Pharmaceuticals plc[1]	11,090	1,006,307
Johnson & Johnson	25,167	2,330,716
Medicines Co. (The)[1]	22,160	751,667
Pfizer, Inc.	131,864	4,045,588
Roche Holding AG	37,581	10,384,320
Santarus, Inc.[1]	36,370	848,512
Shire plc	76,260	3,380,402
Sun Pharmaceutical Industries Ltd.	29,535	290,974

		41,436,699
Industrials—8.2%
Aerospace & Defense—1.8%
B/E Aerospace, Inc.[1]	14,970	1,214,965
Embraer SA	197,700	1,442,905
Embraer SA, ADR	143,410	4,214,820
European Aeronautic Defense & Space Co.	173,790	11,931,747
HEICO Corp.	14,350	768,873
Hexcel Corp.[1]	54,090	2,288,548
Honeywell International, Inc.	36,300	3,148,299
Lockheed Martin Corp.	15,160	2,021,434
Precision Castparts Corp.	14,960	3,791,612
Rolls-Royce Holdings plc	67,030	1,235,778
United Technologies Corp.	10,870	1,154,938

		33,213,919
Air Freight & Logistics—0.3%
Royal Mail plc[1]	16,530	148,425
United Parcel Service, Inc., Cl. B	48,220	4,737,133

		4,885,558
Airlines—0.0%
Copa Holdings SA, Cl. A	1,340	200,384
Building Products—0.7%
A.O. Smith Corp.	45,400	2,344,910
American Woodmark Corp.[1]	25,840	876,493
Assa Abloy AB, Cl. B	148,472	7,373,719

22	OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Building Products Continued
Fortune Brands Home & Security, Inc.	46,520	$2,004,082
Nortek, Inc.[1]	5,864	411,477

		13,010,681
Commercial Services & Supplies—0.3%
Aggreko plc	47,739	1,232,172
Edenred	22,570	766,260
Mobile Mini, Inc.[1]	57,980	2,094,238
Prosegur Compania de Seguridad SA	252,555	1,498,426

		5,591,096
Construction & Engineering—0.4%
FLSmidth & Co. AS	35,706	1,779,239
Koninklijke Boskalis Westminster NV	41,111	1,979,935
Leighton Holdings Ltd.	72,400	1,224,580
Outotec OYJ	29,812	295,690
Trevi Finanziaria Industriale SpA	129,332	1,189,605

		6,469,049
Electrical Equipment—1.1%
ABB Ltd.	63,765	1,623,992
AMETEK, Inc.	14,060	672,490
Eaton Corp. plc	16,940	1,195,286
Emerson Electric Co.	61,570	4,123,343
Generac Holdings, Inc.	26,200	1,292,970
Legrand SA	32,160	1,826,116
Nidec Corp.	55,700	5,425,576
Osram Licht AG1	5,343	276,396
Prysmian SpA	98,784	2,413,656
Schneider Electric SA	19,220	1,616,141

		20,465,966
Industrial Conglomerates—0.8%
3M Co.	48,700	6,128,895
Jardine Strategic Holdings Ltd.	24,512	830,914
Siemens AG	49,638	6,352,544
SM Investments Corp.	80,573	1,594,004

		14,906,357
Machinery—1.3%
Aalberts Industries NV	103,165	3,081,193
Atlas Copco AB, Cl. A	54,333	1,508,148
Chart Industries, Inc.[1]	8,890	955,408

OPPENHEIMER GLOBAL ALLOCATION FUND	23

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Machinery Continued
Fanuc Ltd.	21,100	$3,383,977
Ingersoll-Rand plc	65,910	4,450,902
Middleby Corp. (The)[1]	10,440	2,376,666
Parker Hannifin Corp.	23,100	2,696,232
Proto Labs, Inc.[1]	16,710	1,401,301
Wabtec Corp.	32,460	2,116,067
Weir Group plc (The)	49,336	1,777,579

		23,747,473
Professional Services—0.4%
Advisory Board Co. (The)[1]	24,120	1,654,632
Experian plc	94,431	1,922,543
Intertek Group plc	15,190	811,376
On Assignment, Inc.[1]	75,090	2,537,291
WageWorks, Inc.[1]	16,670	853,671

		7,779,513
Road & Rail—0.3%
Genesee & Wyoming, Inc., Cl. A1	18,810	1,877,990
J.B. Hunt Transport Services, Inc.	10,250	769,058
Kansas City Southern	21,960	2,668,579
Roadrunner Transportation Systems, Inc.[1]	31,240	827,860

		6,143,487
Trading Companies & Distributors—0.7%
Brenntag AG	11,954	2,024,501
Bunzl plc	114,256	2,522,397
H&E Equipment Services, Inc.[1]	89,360	2,236,681
United Rentals, Inc.[1]	33,690	2,176,037
W.W. Grainger, Inc.	4,440	1,194,227
Wolseley plc	30,620	1,645,408

		11,799,251
Transportation Infrastructure—0.1%
DP World Ltd.[5]	17,946	303,287
DP World Ltd.[5]	62,902	1,045,888

		1,349,175
Information Technology—14.1%
Communications Equipment—1.2%
Cisco Systems, Inc.	211,060	4,748,850
Juniper Networks, Inc.[1]	160,630	2,994,143
Telefonaktiebolaget LM Ericsson, B Shares	1,187,136	14,178,247

		21,921,240

24	OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Computers & Peripherals—1.5%
Apple, Inc.[2]	24,313	$12,699,896
EMC Corp.	201,130	4,841,199
Fusion-io, Inc.[1]	157,550	1,693,663
Gemalto NV	18,642	2,090,549
Stratasys Ltd.[1]	19,350	2,191,001
Western Digital Corp.	64,350	4,480,691

		27,996,999
Electronic Equipment, Instruments & Components—1.3%
Cognex Corp.	30,520	953,750
Hoya Corp.	84,900	2,039,372
Keyence Corp.	20,850	8,930,564
Kyocera Corp.	61,600	3,198,068
Methode Electronics, Inc.	36,390	930,856
Murata Manufacturing Co. Ltd.	78,200	6,288,599
Omron Corp.	19,100	728,900

		23,070,109
Internet Software & Services—3.8%
Baidu, Inc., Sponsored ADR[1]	41,220	6,632,298
Benefitfocus, Inc.[1]	4,780	239,478
ChannelAdvisor Corp.[1]	2,820	98,305
Cornerstone OnDemand, Inc.[1]	55,470	2,627,614
CoStar Group, Inc.[1]	15,170	2,684,938
Criteo SA1	3,490	123,232
eBay, Inc.[1,2]	157,930	8,324,490
Envestnet, Inc.[1]	9,830	356,829
Facebook, Inc., Cl. A1	141,240	7,098,722
Google, Inc., Cl. A1,2	15,629	16,106,935
Linkedin Corp., Cl. A1	8,880	1,986,190
MercadoLibre, Inc.	4,500	605,858
Naver Corp.	2,708	1,523,662
Pandora Media, Inc.[1]	29,070	730,529
Shutterstock, Inc.[1]	21,780	1,542,024
SPS Commerce, Inc.[1]	13,420	914,573
Telecity Group plc	99,170	1,211,451
Tencent Holdings Ltd.	73,200	3,994,180
Trulia, Inc.[1]	15,890	635,123
United Internet AG	73,745	2,912,007
Web.com Group, Inc.[1]	62,100	1,673,595
Xoom Corp.[1]	11,230	334,093

OPPENHEIMER GLOBAL ALLOCATION FUND	25

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Internet Software & Services Continued
Yahoo Japan Corp.	271,000	$1,265,383
Yandex NV, Cl. A1	77,230	2,846,698
Yelp, Inc.[1]	13,460	911,915
Youku, Inc., Sponsored ADR[1]	27,130	739,021

		68,119,143
IT Services—1.0%
Amadeus IT Holding SA, Cl. A	57,082	2,118,960
FleetCor Technologies, Inc.[1]	3,880	447,558
Infosys Ltd.	101,724	5,453,448
MasterCard, Inc., Cl. A	4,740	3,399,054
Maximus, Inc.	24,050	1,165,223
Tata Consultancy Services Ltd.	56,756	1,946,601
Teradata Corp.[1]	27,310	1,203,552
Visa, Inc., Cl. A	14,718	2,894,589

		18,628,985
Semiconductors & Semiconductor Equipment—1.7%
Altera Corp.	207,710	6,979,056
ARM Holdings plc	99,920	1,568,179
Cavium, Inc.[1]	27,790	1,120,215
Maxim Integrated Products, Inc.	202,540	6,015,438
Monolithic Power Systems, Inc.	75,560	2,405,830
Taiwan Semiconductor Manufacturing Co. Ltd.	1,749,000	6,472,917
Texas Instruments, Inc.	57,618	2,424,565
Xilinx, Inc.	96,200	4,369,404

		31,355,604
Software—3.6%
Adobe Systems, Inc.[1]	126,610	6,862,262
Aspen Technology, Inc.[1]	65,620	2,508,653
Autodesk, Inc.[1]	39,710	1,584,826
Avena Group plc	31,500	1,303,514
CommVault Systems, Inc.[1]	31,640	2,470,451
Dassault Systemes SA	13,590	1,651,184
FireEye, Inc.[1]	1,950	73,808
Fleetmatics Group plc[1]	32,280	1,024,890
Guidewire Software, Inc.[1]	59,290	3,007,189
Imperva, Inc.[1]	26,910	1,031,729
Infoblox, Inc.[1]	51,940	2,308,733
Interactive Intelligence Group[1]	22,900	1,407,205

26	OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Software Continued
Intuit, Inc.[2]	91,680	$6,546,869
Microsoft Corp.[2]	264,521	9,350,817
QLIK Technologies, Inc.[1]	31,270	792,382
Rally Software Development Corp.[1]	10,260	275,276
Sage Group plc (The)	192,419	1,037,917
Salesforce.com, Inc.[1]	29,340	1,565,582
SAP AG	150,195	11,798,377
ServiceNow, Inc.[1]	23,650	1,291,527
Splunk, Inc.[1]	28,350	1,777,829
Symantec Corp.	45,740	1,040,128
Tableau Software, Inc.[1]	6,010	369,375
Temenos Group AG	36,964	939,004
Tyler Technologies, Inc.[1]	5,650	546,412
Ultimate Software Group, Inc. (The)[1]	19,870	3,069,518

		65,635,457
Materials—1.9%
Chemicals—1.1%
Asian Paints Ltd.	77,874	679,461
Ecolab, Inc.	25,613	2,714,978
Essentra plc	204,193	2,558,691
Linde AG	20,591	3,912,112
Lyondellbasell Industries NV, Cl. A	21,188	1,580,625
Orica Ltd.	14,269	284,027
PolyOne Corp.	23,160	701,748
PPG Industries, Inc.	23,230	4,241,333
Sika AG	571	1,800,166
Syngenta AG	3,770	1,521,526

		19,994,667
Construction Materials—0.4%
Ambuja Cements Ltd.	205,461	622,806
CaesarStone Sdot Yam Ltd.[1]	22,570	951,777
Cementos Argos SA	71,707	365,289
Eagle Materials, Inc.	15,990	1,199,410
James Hardie Industries SE, CDI	227,800	2,351,076
PT Indocement Tunggal Prakarsa Tbk	166,500	308,253
Semen Indonesia (Persero) Tbk PT	230,000	292,165
Ultra Tech Cement Ltd.	33,117	1,057,842

		7,148,618

OPPENHEIMER GLOBAL ALLOCATION FUND	27

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Metals & Mining—0.3%
Alrosa AO1	1,750,126	$2,030,094
Anglo American plc	60,060	1,421,883
Carpenter Technology Corp.	9,050	536,937
Glencore Xstrata plc	339,860	1,841,405
Real Gold Mining Ltd.[1]	273,000	352

		5,830,671
Paper & Forest Products—0.1%
Catalyst Paper Corp.[1]	14,591	14,554
KapStone Paper & Packing Corp.	20,870	1,084,405

		1,098,959
Telecommunication Services—1.1%
Diversified Telecommunication Services—0.5%
BT Group plc	805,640	4,881,955
Inmarsat plc	143,030	1,653,741
Verizon Communications, Inc.	30,053	1,517,977
Ziggo NV	27,046	1,160,631

		9,214,304
Wireless Telecommunication Services—0.6%
America Movil SAB de CV, Series L, ADR[2]	110,630	2,368,588
KDDI Corp.	113,500	6,148,938
MTN Group Ltd.	82,699	1,644,137

		10,161,663
Utilities—0.4%
Electric Utilities—0.2%
Fortum OYJ	103,886	2,312,943
NextEra Energy, Inc.	20,487	1,736,273

		4,049,216
Energy Traders—0.1%
APR Energy plc	82,430	1,533,266
Multi-Utilities—0.1%
Sempra Energy	9,140	833,020

Total Common Stocks (Cost $866,980,036)		1,123,578,364
Preferred Stocks—0.0%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg. (Cost $433,736)	473	454,183

28	OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal Amount	Value
Asset-Backed Securities—0.5%
American Credit Acceptance Receivables Trust 2012-2, Automobile Receivable Nts., Series 2012-2, Cl. D, 5.91%, 7/15/19[3]	$4,500,000	$4,596,278
American Credit Acceptance Receivables Trust 2012-3, Automobile Receivable Nts., Series 2012-3, Cl. C, 2.78%, 9/17/18[3]	1,270,000	1,268,773
AmeriCredit Automobile Receivables Trust 2013-1, Automobile Receivables-Backed Nts., Series 2013-1, Cl. E, 2.64%, 7/8/20[3]	1,640,000	1,591,420
AmeriCredit Automobile Receivables Trust 2013-2, Automobile Receivables-Backed Nts., Series 2013-2, Cl. E, 3.41%, 10/8/20[3]	715,000	711,919
United Auto Credit Securitization Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 2.90%, 12/15/17[3]	280,000	279,597

Total Asset-Backed Securities (Cost $8,528,859)		8,447,987
Mortgage-Backed Obligations—6.8%
Bear Stearns Commercial Mortgage Securities Trust 2006-PWR13, Commercial Mtg. Pass-Through Certificates, Series 2006-PWR13, Cl. AJ, 5.611%, 9/1/41	3,450,000	3,532,408
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR17, Cl. AJ, 5.887%, 6/1/50[6]	5,000,000	4,856,410
Bear Stearns Commercial Mortgage Securities Trust 2007-T26, Commercial Mtg. Pass-Through Certificates, Series 2007-T26, Cl. AJ, 5.566%, 1/1/45[6]	9,150,000	8,904,698
CHL Mortgage Pass-Through Trust 2007-15, Mtg. Pass-Through Certificates, Series 2007-15, Cl. 1A29, 6.25%, 9/1/37	5,516,864	5,072,580
Citigroup Commercial Mortgage Trust 2013-GC11, Commercial Mtg. Pass-Through Certificates, Series 2013-GC11, Cl. D, 4.607%, 4/1/23[3,6]	1,935,000	1,671,186
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. AMFX, 5.366%, 12/1/49	5,800,000	5,975,273
Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates:
Series 2012-CR4, Cl. D, 4.578%, 10/1/45[3,6]	995,000	897,815
Series 2012-CR5, Cl. E, 4.335%, 12/1/45[6]	135,000	121,008
Series 2013-CR6, Cl. D, 4.176%, 3/1/46[6]	1,040,000	894,987
Series 2013-CR7, Cl. D, 4.361%, 3/1/46[3,6]	790,000	677,773
Countrywide Alternative Loan Trust 2006-J2, Mtg. Pass-Through Certificates, Series 2006-J2, Cl. A7, 6%, 4/1/36	4,994,322	4,526,389
DBUBS Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-LC2A, Cl. D, 5.444%, 7/1/44[3,6]	2,641,000	2,662,333
First Horizon Alternative Mortgage Securities Trust 2005-FA8, Mtg. Pass-Through Certificates, Series 2005-FA8, Cl. 1A6, 0.82%, 11/25/35[6]	2,981,228	2,267,203
First Horizon Alternative Mortgage Securities Trust 2005-FA9, Mtg. Pass-Through Certificates, Series 2005-FA9, Cl. A4A, 5.50%, 12/1/35	3,874,218	3,430,213
First Horizon Alternative Mortgage Securities Trust 2007-FA4, Mtg. Pass-Through Certificates, Series 2007-FA4, Cl. 1A6, 6.25%, 8/1/37[6]	3,467,366	2,982,382
FREMF Mortgage Trust 2013-K25, Commercial Mtg. Pass-Through Certificates, Series 2013-K25, Cl. C, 3.617%, 11/1/45[6]	1,868,000	1,555,322

OPPENHEIMER GLOBAL ALLOCATION FUND	29

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Mortgage-Backed Obligations Continued
FREMF Mortgage Trust 2013-K26, Commercial Mtg. Pass-Through Certificates, Series 2013-K26, Cl. C, 3.60%, 12/1/40[3,6]	$630,000	$529,836
FREMF Mortgage Trust 2013-K27, Commercial Mtg. Pass-Through Certificates, Series 2013-K27, Cl. C, 3.497%, 1/1/46[3,6]	1,025,000	838,330
FREMF Mortgage Trust 2013-K712, Commercial Mtg. Pass-Through Certificates, Series 2013-K712, Cl. C, 3.367%, 5/1/45[3,6]	1,630,000	1,457,485
GE Commercial Mortgage Corp., Commercial Mtg. Pass-Through Certificates, Series 2005-C4, Cl. AJ, 5.31%, 11/1/45[6]	4,400,000	4,330,887
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2006-GG7, Commercial Mtg. Pass-Through Certificates, Series 2006-GG7, Cl. AJ, 5.828%, 7/10/38[6]	6,495,000	6,364,197
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. D, 5.543%, 3/1/44[3,6]	972,562	990,638
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2007-CB15, Cl. AJ, 5.502%, 6/1/47	5,000,000	4,774,408
JPMorgan Chase Commercial Mortgage Securities Trust 2006-CIBC16, Commercial Mtg. Pass-Through Certificates, Series 2006-CIBC16, Cl. AJ, 5.623%, 5/1/45	4,500,000	4,388,238
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C10, Commercial Mtg. Pass-Through Certificates, Series 2013-C10, Cl. D, 4.161%, 12/15/47[6]	2,340,000	1,992,117
Merrill Lynch Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.679%, 5/1/39[6]	4,350,000	4,391,342
Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6, Commercial Mtg. Pass-Through Certificates, Series 2012-C6, Cl. E, 4.664%, 11/1/45[3,6]	1,425,000	1,310,091
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, Commercial Mtg. Pass-Through Certificates, Series 2013-C7, Cl. D, 4.304%, 2/1/46[6]	2,725,000	2,400,526
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commercial Mtg. Pass-Through Certificates, Series 2013-C8, Cl. D, 4.172%, 12/1/48[6]	1,275,000	1,106,666
Morgan Stanley Capital I Trust 2006-HQ10, Commercial Mtg. Pass-Through Certificates, Series 2006-HQ10, Cl. AJ, 5.39%, 11/1/41	4,500,000	4,558,208
Morgan Stanley Capital I Trust 2007-HQ11, Commercial Mtg. Pass-Through Certificates, Series 2007-HQ11, Cl. AJ, 5.51%, 2/1/44	4,200,000	4,420,681
UBS-Barclays Commercial Mortgage Trust 2012-C2, Commercial Mtg. Pass-Through Certificates, Series 2012-C2, Cl. E, 4.892%, 5/1/63[3,6]	265,000	241,182
UBS-Barclays Commercial Mortgage Trust 2013-C5, Commercial Mtg. Pass-Through Certificates, Series 2013-C5, Cl. D, 4.232%, 3/1/46[6]	1,970,000	1,661,484
WaMu Mortgage Pass-Through Certificates 2005-AR12 Trust, Mtg. Pass-Through Certificates, Series 2007-AR12, Cl. 1A8, 2.366%, 10/1/35[6]	2,207,898	2,120,451
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A6, 2.618%, 9/1/35[6]	6,767,754	6,414,978
Wells Fargo Mortgage-Backed Securities 2006-8 Trust, Mtg. Pass-Through Certificates, Series 2006-8, Cl. A15, 6%, 7/1/36	6,916,581	6,603,792
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A3, 2.633%, 3/1/36[6]	3,884,265	3,850,229

30	OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal Amount	Value
Mortgage-Backed Obligations Continued
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 5.934%, 11/1/37[6]	$5,466,298	$4,935,395
WFRBS Commercial Mortgage Trust 2012-C10, Commercial Mtg. Pass-Through Certificates, Series 2012-C10, Cl. D, 4.46%, 12/1/45[3,6]	730,000	653,242
WFRBS Commercial Mortgage Trust 2012-C7, Commercial Mtg. Pass-Through Certificates, Series 2012-C7, Cl. E, 4.848%, 6/1/45[3,6]	1,300,000	1,214,443
WFRBS Commercial Mortgage Trust 2012-C8, Commercial Mtg. Pass-Through Certificates, Series 2012-C8, Cl. D, 4.879%, 8/1/45[3,6]	1,420,000	1,333,811
WFRBS Commercial Mortgage Trust 2013-C11, Commercial Mtg. Pass-Through Certificates, Series 2013-C11, Cl. D, 4.184%, 3/1/45[3,6]	726,000	640,865

Total Mortgage-Backed Obligations (Cost $126,957,621)		123,551,502
Non-Convertible Corporate Bonds and Notes—6.5%
Accellent, Inc., 10% Sr. Unsec. Sub. Nts., 11/1/17	160,000	152,800
Actuant Corp., 5.625% Sr. Unsec. Unsub. Nts., 6/15/22	340,000	342,550
ADS Waste Holdings, Inc., 8.25% Sr. Nts., 10/1/20[3]	105,000	110,775
AES Corp. (The):
7.375% Sr. Unsec. Unsub. Nts., 7/1/21	205,000	233,188
8% Sr. Unsec. Unsub. Nts., 10/15/17	430,000	508,475
Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21[3]	355,000	370,975
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	880,000	723,800
Ahern Rentals, Inc., 9.50% Sr. Sec. Nts., 6/15/18[3]	405,000	436,388
Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[3]	320,000	327,600
Air Medical Group Holdings, Inc., 9.25% Sr. Sec. Nts., 11/1/18	253,000	274,505
AK Steel Corp., 7.625% Sr. Unsec. Unsub. Nts., 5/15/20	400,000	360,000
Alere, Inc.:
6.50% Sr. Unsec. Sub. Nts., 6/15/20	255,000	263,925
8.625% Sr. Unsec. Sub. Nts., 10/1/18	2,795	3,050
Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18	605,000	645,081
7.875% Sr. Unsec. Unsub. Nts., 11/1/20	700,000	745,500
Ally Financial, Inc., 8% Sr. Unsec. Unsub. Nts., 3/15/20	700,000	834,750
Alpha Natural Resources, Inc., 6% Sr. Unsec. Unsub. Nts., 6/1/19	275,000	237,875
American Capital Ltd., 6.50% Sr. Unsec. Nts., 9/15/18[3]	385,000	401,363
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[3]	320,000	332,800
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20	730,000	799,307
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	290,000	305,950
Antero Resources Finance Corp., 6% Sr. Unsec. Nts., 12/1/20	210,000	222,600
ARAMARK Corp., 5.75% Sr. Unsec. Nts., 3/15/20[3]	350,000	368,375
Arch Coal, Inc., 7.25% Sr. Unsec. Unsub. Nts., 6/15/21	195,000	150,150

OPPENHEIMER GLOBAL ALLOCATION FUND	31

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes Continued
Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[3]	$230,000	$230,000
ArvinMeritor, Inc., 10.625% Sr. Unsec. Nts., 3/15/18	245,000	265,825
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
5.875% Sr. Unsec. Nts., 8/1/23[3]	320,000	316,000
6.625% Sr. Unsec. Unsub. Nts., 10/1/20	205,000	216,275
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[3]	365,000	350,400
Avis Budget Car Rental LLC/Avis Budget Finance, 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	370,000	364,450
BC Mountain LLC/BC Mountain Finance, Inc., 7% Sr. Unsec. Nts., 2/1/21[3]	710,000	722,425
BE Aerospace, Inc., 6.875% Sr. Nts., 10/1/20	325,000	359,938
Beazer Homes USA, Inc., 9.125% Sr. Unsec. Nts., 5/15/19	395,000	423,638
Belden, Inc., 5.50% Sr. Unsec. Sub. Nts., 9/1/22[3]	325,000	326,625
Berry Plastics Corp., 9.75% Sec. Nts., 1/15/21	740,000	873,200
BI-LO LLC/BI-LO Finance Corp., 8.625% Sr. Unsec. Nts., 9/15/18[3,7]	355,000	368,313
Bill Barrett Corp., 7.625% Sr. Unsec. Unsub. Nts., 10/1/19	305,000	323,300
Biomet, Inc.:
6.50% Sr. Unsec. Sub. Nts., 10/1/20	695,000	726,275
6.50% Sr. Unsec. Unsub. Nts., 8/1/20	110,000	117,425
Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19[3]	130,000	131,300
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[3]	305,000	324,063
Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18	655,000	715,588
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	900,000	960,750
Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[3]	225,000	245,250
Bumble Bee Acquisition Corp., 9% Sr. Sec. Nts., 12/15/17[3]	633,000	697,883
Burger King Corp., 9.875% Sr. Unsec. Unsub. Nts., 10/15/18	340,000	382,925
Burlington Coat Factory Warehouse Corp., 10% Sr. Unsec. Nts., 2/15/19	120,000	135,000
Burlington Holdings LLC/Burlington Holding Finance, Inc., 9% Sr. Unsec. Nts., 2/15/18[3,7]	925,000	953,906
Calpine Corp.:
7.50% Sr. Sec. Nts., 2/15/21[3]	477,000	517,545
7.875% Sr. Sec. Nts., 1/15/23[3]	193,000	210,853
Cantor Commercial Real Estate Co. LP/CCRE Finance, 7.75% Sr. Unsec. Nts., 2/15/18[3,8]	465,000	487,088
Capsugel SA, 7% Sr. Unsec. Nts., 5/15/19[3,7,8]	365,000	368,650
Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18[3]	690,000	662,400
Catalyst Paper Corp., 11% Sr. Sec. Nts., 10/30/17[7]	98,211	56,471
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 9/1/23[3]	355,000	339,469
Cenveo Corp., 8.875% Sec. Nts., 2/1/18	430,000	435,375

32	OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes Continued
Cequel Communications Escrow 1 LLC/Cequel Escrow Capital Corp., 6.375% Sr. Nts., 9/15/20[3]	$1,035,000	$1,078,988
Chaparral Energy, Inc., 9.875% Sr. Unsec. Nts., 10/1/20	185,000	211,825
Chesapeake Energy Corp., 5.75% Sr. Unsec. Nts., 3/15/23	360,000	383,400
Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.125% Sr. Unsec. Unsub. Nts., 7/15/22	460,000	495,650
Chinos Intermediate Holdings A, Inc., 7.75% Sr. Unsec. Nts., 5/1/19[3,7,8]	365,000	368,194
Chiquita Brands International, Inc., 7.875% Sr. Sec. Nts., 2/1/21[3]	320,000	348,000
CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Unsub. Nts., 7/15/20	270,000	284,513
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	480,000	513,600
CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17	640,000	673,600
5% Sr. Unsec. Nts., 8/15/22	425,000	432,191
Claire’s Stores, Inc.:
7.75% Sr. Unsec. Nts., 6/1/20[3]	355,000	355,000
8.875% Sr. Sec. Nts., 3/15/19	445,000	486,163
Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[3]	495,000	540,169
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Unsub. Nts., 12/15/19	150,000	163,125
CNG Holdings, Inc., 9.375% Sr. Sec. Nts., 5/15/20[3]	120,000	114,300
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16	180,000	198,450
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[3]	160,000	173,600
Continental Rubber of America Corp., 4.50% Sr. Sec. Nts., 9/15/19[3]	150,000	158,055
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.125% Sr. Unsec. Nts., 3/1/22[3,8]	195,000	199,875
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23[3]	610,000	574,925
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Unsub. Nts., 5/1/19	345,000	365,700
DaVita HealthCare Partners, Inc., 5.75% Sr. Unsec. Unsub. Nts., 8/15/22	280,000	288,750
Dean Foods Co., 9.75% Sr. Unsec. Unsub. Nts., 12/15/18	400,000	455,500
Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[3]	365,000	362,263
Denbury Resources, Inc., 4.625% Sr. Unsec. Sub. Nts., 7/15/23	295,000	273,613
DineEquity, Inc., 9.50% Sr. Unsec. Unsub. Nts., 10/30/18	400,000	447,000
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 7/15/22	140,000	144,025
6.75% Sr. Unsec. Nts., 6/1/21	180,000	195,750
7.875% Sr. Unsec. Nts., 9/1/19	605,000	706,338
DJO Finance LLC/DJO Finance Corp., 8.75% Sec. Nts., 3/15/18	195,000	214,500
DreamWorks Animation SKG, Inc., 6.875% Sr. Unsec. Unsub. Nts., 8/15/20[3]	355,000	379,406
Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[3]	335,000	354,263
DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21[3]	445,000	458,350

OPPENHEIMER GLOBAL ALLOCATION FUND	33

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes Continued
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17	$1,105,000	$1,168,538
Dynegy, Inc., 5.875% Sr. Unsec. Nts., 6/1/23[3]	95,000	90,250
EarthLink, Inc., 7.375% Sr. Sec. Nts., 6/1/20	695,000	693,263
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
10% Sr. Sec. Nts., 12/1/20[3]	525,000	551,250
11.75% Sec. Nts., 3/1/22[3]	485,000	560,175
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	640,000	723,200
Equinix, Inc., 4.875% Sr. Unsec. Nts., 4/1/20	345,000	348,019
Erickson Air-Crane, Inc., 8.25% Sr. Sec. Nts., 5/1/20[3]	896,000	938,560
Exopack Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[3,8]	395,000	395,988
Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21[3]	185,000	185,000
Fairpoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[3]	1,015,000	1,045,450
FelCor Escrow Holdings LLC, 6.75% Sr. Sec. Nts., 6/1/19	330,000	353,100
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sr. Sec. Nts., 5/1/20[3]	765,000	808,988
First Data Corp.:
6.75% Sr. Sec. Nts., 11/1/20[3]	550,000	585,063
8.25% Sec. Nts., 1/15/21[3]	335,000	358,450
10.625% Sr. Unsec. Nts., 6/15/21[3]	460,000	496,225
12.625% Sr. Unsec. Nts., 1/15/21	518,000	600,233
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	210,000	213,150
Ford Motor Co., 7.45% Bonds, 7/16/31	230,000	287,678
Freescale Semiconductor, Inc.:
6% Sr. Sec. Nts., 1/15/22[3,8]	730,000	740,038
10.75% Sr. Unsec. Nts., 8/1/20	407,000	464,998
Fresenius Medical Care US Finance II, Inc.:
5.625% Sr. Unsec. Nts., 7/31/19[3]	290,000	311,750
5.875% Sr. Unsec. Nts., 1/31/22[3]	145,000	154,425
Frontier Communications Corp., 7.625% Sr. Unsec. Unsub. Nts., 4/15/24	355,000	376,300
Gannett Co., Inc., 5.125% Sr. Unsec. Nts., 7/15/20[3]	300,000	308,250
GenCorp, Inc., 7.125% Sec. Nts., 3/15/21[3]	1,010,000	1,085,750
General Cable Corp., 5.75% Sr. Unsec. Unsub. Nts., 10/1/22[3]	330,000	330,000
Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Unsub. Nts., 2/15/21	205,000	209,100
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18	390,000	406,575
Geo Group Inc (The), 5.125% Sr. Unsec. Unsub. Nts., 4/1/23	360,000	339,300
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20	735,000	834,225
Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20	655,000	689,388
Grifols SA, 8.25% Sr. Sec. Nts., 2/1/18	124,000	133,765
Halcon Resources Corp., 8.875% Sr. Unsec. Unsub. Nts., 5/15/21	675,000	706,219
HCA, Inc., 7.50% Sr. Unsec. Unsub. Nts., 2/15/22	550,000	619,438
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20[3]	715,000	756,113

34	OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes Continued
Health Management Associates, Inc., 7.375% Sr. Unsec. Nts., 1/15/20	$125,000	$140,000
HealthSouth Corp., 7.75% Sr. Unsec. Nts., 9/15/22	180,000	198,000
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	195,000	201,825
Hexion US Finance Corp., 6.625% Sr. Sec. Nts., 4/15/20	210,000	214,200
Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Nts., 10/1/20[3]	190,000	203,300
HOA Restaurants Group LLC/HOA Finance Corp., 11.25% Sr. Sec. Nts., 4/1/17[3]	639,000	659,768
Hockey Merger Sub 2, Inc., 7.875% Sr. Unsec. Nts., 10/1/21[3]	440,000	456,500
Hologic, Inc., 6.25% Sr. Unsec. Unsub. Nts., 8/1/20	50,000	53,375
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	610,000	629,825
Hot Topic, Inc., 9.25% Sr. Sec. Nts., 6/15/21[3]	410,000	431,525
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	505,000	549,819
IAC/InterActiveCorp, 4.75% Sr. Unsec. Unsub. Nts., 12/15/22	275,000	261,938
Igloo Holdings Corp., 8.25% Sr. Unsec. Nts., 12/15/17[4,7]	680,000	698,275
Ineos Finance plc, 8.375% Sr. Sec. Bonds, 2/15/19[3]	290,000	324,438
INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[3]	430,000	435,375
Inergy Midstream LP/Finance Corp., 6% Sr. Unsec. Nts., 12/15/20[3]	140,000	143,850
Infor US, Inc., 9.375% Sr. Unsec. Nts., 4/1/19	145,000	164,575
Intelsat Jackson Holdings SA:
5.50% Sr. Unsec. Nts., 8/1/23[3]	235,000	227,656
7.25% Sr. Unsec. Nts., 10/15/20	400,000	436,000
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21[3]	460,000	487,025
International Lease Finance Corp., 8.75% Sr. Unsec. Unsub. Nts., 3/15/17	580,000	684,400
iPayment, Inc., 10.25% Sr. Unsec. Nts., 5/15/18	1,415,000	1,103,700
Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Unsub. Nts., 3/15/19	650,000	700,375
iStar Financial, Inc., 4.875% Sr. Unsec. Unsub. Nts., 7/1/18	230,000	226,550
Jaguar Holding Co./Jaguar Merger Sub, Inc., 9.50% Sr. Unsec. Nts., 12/1/19[3]	320,000	360,800
Jaguar Land Rover plc:
5.625% Sr. Unsec. Nts., 2/1/23[3]	285,000	284,288
7.75% Sr. Unsec. Bonds, 5/15/18[3]	205,000	223,706
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[3]	420,000	433,650
Jefferies LoanCore LLC/JLC Finance Corp., 6.875% Sr. Unsec. Nts., 6/1/20[3]	375,000	373,125
JMC Steel Group, Inc., 8.25% Sr. Unsec. Nts., 3/15/18[3]	55,000	54,794
K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20[3]	170,000	186,150
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[4]	330,000	352,275
Kindred Healthcare, Inc., 8.25% Sr. Unsec. Nts., 6/1/19	535,000	577,800
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	760,000	857,375
Kodiak Oil & Gas Corp., 5.50% Sr. Unsec. Nts., 1/15/21[3]	405,000	417,150
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	325,000	355,875

OPPENHEIMER GLOBAL ALLOCATION FUND	35

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes Continued
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[3]	$645,000	$701,438
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[4]	140,000	147,350
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23[3]	490,000	476,525
Level 3 Communications, Inc., 8.875% Sr. Unsec. Unsub. Nts., 6/1/19	330,000	361,763
Level 3 Financing, Inc., 9.375% Sr. Unsec. Unsub. Nts., 4/1/19	180,000	202,050
LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21	350,000	358,750
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	1,000,000	1,070,000
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	860,000	980,400
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50% Sr. Unsec. Unsub. Nts., 7/15/23	615,000	599,625
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[3]	360,000	357,300
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[3]	1,160,000	1,216,550
Memorial Production Partners LP/Memorial Production Finance Corp., 7.625% Sr. Unsec. Nts., 5/1/21	210,000	214,200
MetroPCS Wireless, Inc.:
6.25% Sr. Unsec. Unsub. Nts., 4/1/21[3]	355,000	372,750
6.625% Sr. Unsec. Nts., 11/15/20	750,000	795,938
MGM Resorts International:
6.625% Sr. Unsec. Unsub. Nts., 12/15/21	110,000	117,700
6.75% Sr. Unsec. Nts., 10/1/20	195,000	213,038
Michaels FinCo Holdings LLC/Michaels FinCo, Inc., 7.50% Sr. Unsec. Nts., 8/1/18[3]	710,000	736,625
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 9.25% Sr. Unsec. Nts., 6/1/21	355,000	367,425
Milestone Aviation Group LLC, 8.625% Sr. Unsec. Nts., 12/15/17[3]	395,000	423,638
Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20	350,000	371,875
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	680,000	724,200
MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19	316,575	349,815
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18[3]	105,000	116,550
Murray Energy Corp., 8.625% Sr. Sec. Nts., 6/15/21[3]	140,000	151,200
Nationstar Mortgage LLC/Nationstar Capital Corp.:
6.50% Sr. Unsec. Nts., 8/1/18	120,000	124,800
7.875% Sr. Unsec. Nts., 10/1/20	200,000	214,750
10.875% Sr. Unsec. Nts., 4/1/15	460,000	476,963
Navios Maritime Acquisition Corp., 8.625% Sr. Sec. Nts., 11/1/17	300,000	316,050
Navios Maritime Acquisition Corp./Naviosnce US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[3,8]	365,000	370,475
Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875% Sr. Sec. Nts., 11/1/17	180,000	189,225
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	210,000	215,513
Neiman Marcus Group LLC (The):
8% Sr. Unsec. Nts., 10/15/21[3]	190,000	195,463
8.75% Sr. Unsec. Nts., 10/15/21[3]	170,000	175,525

36	OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes Continued
Nexstar Broadcasting, Inc., 6.875% Sr. Unsec. Nts., 11/15/20[3]	$340,000	$357,000
Nortek, Inc.:
8.50% Sr. Unsec. Nts., 4/15/21	545,000	600,181
10% Sr. Unsec. Nts., 12/1/18	800,000	886,000
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	450,000	502,875
NRG Energy, Inc., 6.625% Sr. Unsec. Nts., 3/15/23	135,000	140,231
Nuveen Investments, Inc., 9.50% Sr. Unsec. Nts., 10/15/20[3]	345,000	330,338
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	180,000	196,200
Offshore Group Investment Ltd.:
7.125% Sr. Sec. Nts., 4/1/23	370,000	378,325
7.50% Sr. Sec. Nts., 11/1/19	595,000	650,038
OMEGA Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22	320,000	352,000
Pacific Drilling SA, 5.375% Sr. Sec. Nts., 6/1/20[3]	375,000	379,688
Party City Holdings, Inc., 8.875% Sr. Unsec. Nts, 8/1/20[3]	640,000	702,400
Patriot Merger Corp., 9% Sr. Unsec. Nts., 7/15/21[3]	390,000	409,500
PetroLogistics LP/PetroLogistics Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/20[3]	90,000	90,450
Pinafore LLC/Pinafore, Inc., 9% Sec. Nts., 10/1/18	406,000	446,600
Ply Gem Industries, Inc.:
8.25% Sr. Sec. Nts., 2/15/18	331,000	355,825
9.375% Sr. Unsec. Nts., 4/15/17	310,000	334,025
PNK Finance Corp., 6.375% Sr. Unsec. Nts., 8/1/21[3]	475,000	501,125
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19	480,000	514,800
PQ Corp., 8.75% Sr. Sec. Nts., 5/1/18[3]	285,000	309,938
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	730,000	781,100
Quiksilver, Inc./QS Wholesale, Inc.:
7.875% Sr. Sec. Nts., 8/1/18[3]	300,000	322,500
10% Sr. Unsec. Nts., 8/1/20[3]	300,000	329,250
R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Unsub. Nts., 3/15/21	335,000	375,200
Range Resources Corp., 5% Sr. Unsec. Sub. Nts., 8/15/22	275,000	276,031
Realogy Corp.:
7.625% Sr. Sec. Nts., 1/15/20[3]	380,000	425,600
9% Sr. Sec. Nts., 1/15/20[3]	245,000	284,813
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., 6.50% Sec. Nts., 4/15/21[3]	230,000	224,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.75% Sr. Sec. Nts., 10/15/20	350,000	363,125
9% Sr. Unsec. Unsub. Nts., 4/15/19	395,000	424,625
Rosetta Resources, Inc., 5.625% Sr. Unsec. Unsub. Nts., 5/1/21	210,000	213,150
Sabine Pass Liquefaction LLC:
5.625% Sr. Sec. Nts., 2/1/21[3]	350,000	355,250
5.625% Sr. Sec. Nts., 4/15/23[3]	270,000	265,950
Samson Investment Co., 10.25% Sr. Unsec. Nts., 2/15/20[3]	665,000	721,525

OPPENHEIMER GLOBAL ALLOCATION FUND	37

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes Continued
Sanchez Energy Corp., 7.75% Sr. Unsec. Nts., 6/15/21[3]	$350,000	$358,750
SandRidge Energy, Inc.:
7.50% Sr. Unsec. Unsub. Nts., 3/15/21	140,000	149,100
7.50% Sr. Unsec. Unsub. Nts., 2/15/23	180,000	187,650
SBA Telecommunications, Inc., 5.75% Sr. Unsec. Unsub. Nts., 7/15/20	215,000	224,675
Schaeffler Finance BV, 8.50% Sr. Sec. Nts., 2/15/19[3]	420,000	474,600
Sealed Air Corp.:
5.25% Sr. Unsec. Nts., 4/1/23[3]	360,000	354,600
6.50% Sr. Unsec. Nts., 12/1/20[3]	110,000	120,038
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	230,000	223,100
ServiceMaster Co., 8% Sr. Unsec. Unsub. Nts., 2/15/20	235,000	242,050
Sinclair Television Group, Inc.:
5.375% Sr. Unsec. Nts., 4/1/21	350,000	343,875
6.125% Sr. Unsec. Nts., 10/1/22	690,000	706,388
SIWF Merger Sub, Inc./Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21[3]	355,000	357,663
SLM Corp., 7.25% Sr. Unsec. Unsub. Nts., 1/25/22	400,000	430,000
SM Energy Co., 6.50% Sr. Unsec. Unsub. Nts., 1/1/23	330,000	354,750
Speedy Cash, Inc., 10.75% Sr. Sec. Nts., 5/15/18[3]	545,000	585,875
Spencer Spirit Holdings, Inc., 9% Sr. Unsec. Nts., 5/1/18[3,7]	365,000	365,000
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[4]	685,000	738,088
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	665,000	723,188
Sprint Capital Corp., 6.875% Sr. Unsec. Nts., 11/15/28	675,000	644,625
Sprint Nextel Corp., 9% Sr. Unsec. Nts., 11/15/18[3]	295,000	358,425
Stackpole International Intermediate Co., 7.75% Sr. Sec. Nts., 10/15/21[3]	190,000	198,550
STHI Holding Corp., 8% Sec. Nts., 3/15/18[3]	305,000	330,163
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[3]	365,000	351,313
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25% Sr. Unsec. Nts., 4/15/21[3]	230,000	224,825
Tenet Healthcare Corp., 6% Sr. Sec. Nts., 10/1/20[3]	300,000	317,813
Terex Corp., 6% Sr. Unsec. Nts., 5/15/21	760,000	798,000
Tervita Corp., 8% Sr. Sec. Nts., 11/15/18[3]	275,000	287,375
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875% Sr. Unsec. Nts., 10/1/20	140,000	143,850
Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17	585,000	631,800
TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[3]	540,000	576,450
TransDigm, Inc., 7.75% Sr. Unsec. Sub. Nts., 12/15/18	315,000	340,200
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19[3]	180,000	180,450
United Rentals North America, Inc., 7.375% Sr. Unsec. Nts., 5/15/20	320,000	358,400

38	OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes Continued
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 7.50% Sr. Sec. Nts., 3/15/19	$335,000	$365,150
Universal Hospital Services, Inc., 7.625% Sr. Sec. Nts., 8/15/20	155,000	163,525
Univision Communications, Inc., 8.50% Sr. Unsec. Nts., 5/15/21[3]	320,000	356,000
UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[3]	455,000	501,638
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[3]	675,000	730,688
US Airways 2011-1 Class A Pass-Through Trust, 7.125% Sec. Certificates, 10/22/23	526,879	586,153
US Coatings Acquisition, Inc., /Flash Dutch 2 BV, 7.375% Sr. Unsec. Nts., 5/1/21[3]	495,000	528,413
US Foods, Inc., 8.50% Sr. Sec. Nts., 6/30/19	495,000	533,363
Valeant Pharmaceuticals International, Inc.:
6.375% Sr. Unsec. Nts., 10/15/20[3]	270,000	289,575
7.25% Sr. Unsec. Nts., 7/15/22[3]	300,000	327,750
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	325,000	342,875
Verso Paper Holdings LLC/Verso Paper, Inc., 11.75% Sr. Sec. Nts., 1/15/19	340,000	353,600
ViaSat, Inc., 6.875% Sr. Unsec. Unsub. Nts., 6/15/20	756,000	793,800
Viking Cruises Ltd., 8.50% Sr. Nts., 10/15/22[3]	220,000	247,500
Visteon Corp., 6.75% Sr. Unsec. Nts., 4/15/19	774,000	830,115
Walter Energy, Inc., 9.50% Sr. Sec. Nts., 10/15/19	260,000	275,275
Wells Enterprises, Inc., 6.75% Sr. Sec. Nts., 2/1/20[3]	355,000	365,650
West Corp., 8.625% Sr. Unsec. Nts., 10/1/18	645,000	706,275
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[3]	535,000	322,338
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[3]	810,000	856,575
Windstream Corp., 6.375% Sr. Unsec. Nts., 8/1/23	230,000	224,250
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	430,000	451,500

Total Non-Convertible Corporate Bonds and Notes (Cost $114,237,670)		118,475,978
Corporate Loans—0.5%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 10/9/16[6]	165,589	164,036
Atlas Energy LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 7/31/19[6]	305,001	310,337
Autoparts Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/29/17[6]	276,332	275,089
BJ’S Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 3/26/20[6]	385,000	394,064
Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9%, 6/28/20[6]	200,000	203,000
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 3/16/18[6]	280,000	284,489

OPPENHEIMER GLOBAL ALLOCATION FUND	39

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Corporate Loans Continued
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.488%, 1/28/18[6]	$523,751	$492,908
Caesers Entertainment Resort Properties LLC., Sr. Sec.Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 9/17/20[6,8]	740,000	731,907
Catalent Pharma Solutions, Inc., Sr. Sec. Credit Facilities Term Loan, 6.50%, 12/31/17[6]	275,000	278,438
Clear Channel Capital I LLC, Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6.918% , 1/30/19[6]	1,034,336	991,928
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.818%, 1/29/16[6]	220,673	214,584
Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 10/10/19[6]	455,000	459,929
iStar Financial, Inc., Sr. Sec. Credit Facilities1st Lien Term Loan, Tranche A2, 7%, 3/19/17[6]	301,016	310,329
Lonestar Intermediate Super Holdings LLC, Sr. Sec. Credit Facilities Term Loan, 11%, 9/2/19[6]	470,000	490,758
NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[6]	355,000	357,108
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[6]	321,750	322,755
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.50%, 2/28/19[6]	705,000	694,278
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 6/11/18[6]	620,000	623,100
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7%, 6/21/19[6]	680,000	668,100
Revel Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 13.775%, 5/20/18[6,7]	304,861	289,618
TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7%, 6/26/20[6]	690,000	709,837

Total Corporate Loans (Cost $8,986,047)		9,266,592
	Shares
Structured Securities—0.0%
UBS AG, Vietnam Dairy Products JSC Equity Linked Nts., 1/29/14[3] (Cost $144,666)	29,000	192,411

	Exercise Price		Expiration Date	Contracts
Exchange-Traded Options Purchased—0.8%
Chicago Board Options Exchange Volatility Index Call[1]	USD	21.000	11/20/13	USD	50,000	750,000
Chicago Board Options Exchange Volatility Index Call[1]	USD	17.000	11/20/13	USD	25,000	1,000,000
iShares MSCI Emerging Markets Index Call[1]	USD	44.000	11/18/13	USD	100,000	1,200,000

40	OPPENHEIMER GLOBAL ALLOCATION FUND

		Exercise Price		Expiration Date	Contracts	Value
Exchange-Traded Options Purchased Continued
Standard & Poor’s 500 Index (The) Call[1]		USD	1,770.000	11/15/13	USD 2,000	$1,740,000
Standard & Poor’s 500 Index (The) Put[1]		USD	1,720.000	12/20/13	USD 6,000	10,524,000

Total Exchange-Traded Options Purchased (Cost $29,561,515)						15,214,000

	Counterparty		Exercise Price	Expiration Date	Contracts
Over-the-Counter Options Purchased—0.3%
Euro Stoxx 50 Index Call[1]	GSCOI	EUR	3,025.000	11/15/13	EUR 6,500	4,849,276
Standard & Poor’s 500 Index (The) Put[1]	DEU	USD	1,300.000	11/15/13	USD 25,000	150,310

Total Over-the-Counter Options Purchased (Cost $3,482,204)						4,999,586

					Shares
Investment Companies—19.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.11%[9,10]					1,392,718	1,392,718
Oppenheimer Master Event-Linked Bond Fund, LLC[9]					9,251,612	126,102,322
Oppenheimer Master Loan Fund, LLC[9]					12,766,071	177,926,910
Oppenheimer Short Duration Fund, Cl. Y9					4,513,213	45,222,389

Total Investment Companies (Cost $346,296,565)						350,644,339
Total Investments, at Value (Cost $1,505,608,919)					96.6%	1,754,824,942
Other Assets Net of Liabilities					3.4	61,832,774

Net Assets					100.0%	$1,816,657,716

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $99,981,657. See Note 6 of the accompanying Consolidated Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $76,777,747 or 4.23% of the Fund’s net assets as of October 31, 2013.

4. Restricted security. The aggregate value of restricted securities as of October 31, 2013 was $2,878,659, which represents 0.16% of the Fund’s net assets. See Note 7 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Igloo Holdings Corp., 8.25% Sr. Unsec. Nts., 12/15/17	12/13/12-12/14/12	$678,738	$698,275	$19,537
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18	12/7/12-3/15/13	332,869	352,275	19,406
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13	140,000	147,350	7,350

OPPENHEIMER GLOBAL ALLOCATION FUND	41

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

Footnotes to Consolidated Statement of Investments Continued

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Sinopharm Group Co., Cl. H	6/15/12-4/26/13	$1,040,265	$938,358	$(101,907)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20	7/24/12	685,000	738,088	53,088
Wallace Theater Holdings, Inc.	3/28/13	4	4,313	4,309

		$2,876,876	$2,878,659	$1,783

5. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

6. Represents the current interest rate for a variable or increasing rate security.

7. Interest or dividend is paid-in-kind, when applicable.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after October 31, 2013. See Note 1 of the accompanying Consolidated Notes.

9. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2012	Gross Additions	Gross Reductions		Shares October 31, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	43,821,965	383,183,820	425,613,067		1,392,718
Oppenheimer Master Event-Linked Bond Fund, LLC	9,251,612	—	—		9,251,612
Oppenheimer Master Loan Fund, LLC	23,240,748	—	10,474,677		12,766,071
Oppenheimer Short Duration Fund, Cl. Y	4,997,580	7,509,644	7,994,011		4,513,213

		Value	Income		Realized Gain (Loss)
Oppenheimer Institutional Money Market Fund, Cl. E		$1,392,718	$34,861		$—
Oppenheimer Master Event-Linked Bond Fund, LLC		126,102,322	10,051,862	[a]	(235,432)[a]
Oppenheimer Master Loan Fund, LLC		177,926,910	14,773,896	[b]	4,533,506 [b]
Oppenheimer Short Duration Fund, Cl. Y		45,222,389	219,073		—

		$350,644,339	$25,079,692		$4,298,074

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

10. Rate shown is the 7-day yield as of October 31, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,175,465,055	67.0%
United Kingdom	71,250,645	4.1
Germany	59,734,067	3.4
France	48,867,567	2.8
Japan	47,594,229	2.7
Switzerland	47,381,402	2.7
India	34,486,773	2.0
Brazil	29,701,151	1.7
The Netherlands	29,150,138	1.7

42	OPPENHEIMER GLOBAL ALLOCATION FUND

Geographic Holdings Continued	Value	Percent
China	$25,717,396	1.5%
Spain	25,681,395	1.5
Sweden	24,117,688	1.4
Italy	18,641,293	1.1
Mexico	16,155,567	0.9
Russia	13,906,943	0.8
Ireland	9,675,522	0.5
Taiwan	6,472,917	0.4
Hong Kong	6,276,722	0.3
Denmark	5,715,349	0.3
Australia	5,286,930	0.3
Canada	5,147,784	0.3
European Union	4,849,276	0.3
Turkey	4,419,110	0.2
Philippines	3,839,653	0.2
Luxembourg	3,740,849	0.2
Colombia	3,425,662	0.2
Bermuda	3,095,888	0.2
Finland	2,608,633	0.1
Indonesia	2,512,473	0.1
Korea, Republic of South	2,415,258	0.1
Thailand	2,133,138	0.1
South Africa	1,979,563	0.1
Jersey, Channel Islands	1,922,543	0.1
Malaysia	1,638,106	0.1
Nigeria	1,582,801	0.1
United Arab Emirates	1,349,175	0.1
Austria	1,347,596	0.1
Chile	1,307,950	0.1
Israel	951,777	0.1
Egypt	882,687	0.1
Argentina	605,858	—
Singapore	600,963	—
Greece	354,263	—
Peru	294,690	—
Panama	200,384	—
Vietnam	192,411	—
Belgium	147,350	—
Mongolia	352	—

Total	$1,754,824,942	100.0%

Futures Contracts as of October 31, 2013 are as follows:
Contract Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Unrealized Appreciation (Depreciation)
CBOE Volatility Index	CBE	Buy	11/19/13	2,500	$(6,030,495)
U.S. Long Bonds	CBT	Sell	12/19/13	5	(14,632)
U.S. Treasury Nts., 2 yr.	CBT	Sell	12/31/13	303	(219,858)
U.S. Treasury Nts., 10 yr.	CBT	Buy	12/19/13	2,600	9,584,727
U.S. Treasury Nts., 10 yr.	CBT	Sell	12/19/13	416	(1,529,386)

					$1,790,356

OPPENHEIMER GLOBAL ALLOCATION FUND	43

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

Footnotes to Consolidated Statement of Investments Continued

Exchange-Traded Options Written as of October 31, 2013:
Description	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value
Chicago Board Options Exchange Volatility Index Call	USD	24.000	11/20/13	USD	(25,000)	$536,610	$(250,000)
Chicago Board Options Exchange Volatility Index Call	USD	25.000	1/22/14	USD	(50,000)	6,848,220	(2,700,000)
iShares MSCI Emerging Markets Index Call	USD	46.000	3/24/14	USD	(40,000)	3,613,312	(2,720,000)
Standard & Poor’s 500 Index (The) Put	USD	1,680.000	2/21/14	USD	(4,000)	10,667,858	(11,500,000)

Total Exchange-Traded Written Options						$21,666,000	$(17,170,000)

Over-the-Counter Volatility Swaps at October 31, 2013:
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date	Notional Amount		Value
S&P 500 Index	DEU	Pay if positive, receive if negative	$146.41	11/15/13	USD	41,322	$1,493,798

*Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

Glossary:

Counterparty Abbreviations

DEU	Deutsche Bank Securities, Inc.
GSCOI	Goldman Sachs International

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro

Exchange Abbreviations
CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade

Definitions
S&P	Standard & Poor’s

See accompanying Notes to Consolidated Financial Statements.

44	OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES    October 31, 2013

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $1,159,312,354)	$1,404,180,603
Affiliated companies (cost $346,296,565)	350,644,339
1,754,824,942
Cash	3,325,559
Cash used for collateral on futures	13,786,000
Swaps, at value	1,493,798
Receivables and other assets:
Investments sold (including $1,309,388 sold on a when-issued or delayed delivery basis)	74,136,604
Dividends	4,229,146
Variation margin receivable	65,781
Other	241,836
Total assets	1,852,103,666
Liabilities
Bank overdraft-foreign currencies	19,302
Options written, at value (premiums received $21,666,000)	17,170,000
Payables and other liabilities:
Investments purchased (including $3,855,350 purchased on a when-issued or delayed delivery basis)	13,751,520
Shares of beneficial interest redeemed	1,963,443
Trustees’ compensation	874,678
Variation margin payable	540,719
Transfer and shareholder servicing agent fees	396,860
Distribution and service plan fees	377,013
Shareholder communications	231,223
Foreign capital gains tax	13,258
Other	107,934
Total liabilities	35,445,950
Net Assets	$1,816,657,716
Composition of Net Assets
Par value of shares of beneficial interest	$1,058,515
Additional paid-in capital	2,333,720,873
Accumulated net investment income	23,900,523
Accumulated net realized loss on investments and foreign currency transactions	(799,028,219)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	257,006,024
Net Assets	$1,816,657,716

OPPENHEIMER GLOBAL ALLOCATION FUND	45

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES    Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,369,330,656 and 79,288,167 shares of beneficial interest outstanding)	$17.27
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$18.32
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $84,160,786 and 5,020,886 shares of beneficial interest outstanding)	$16.76
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $281,443,860 and 16,769,417 shares of beneficial interest outstanding)	$16.78
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $774,947 and 44,927 shares of beneficial interest outstanding)	$17.25
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $43,683,140 and 2,568,725 shares of beneficial interest outstanding)	$17.01
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $37,264,327 and 2,159,348 shares of beneficial interest outstanding)	$17.26

See accompanying Notes to Consolidated Financial Statements.

46	OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF OPERATIONS    For the Year Ended October 31, 2013

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$10,047,087
Dividends	4,775
Net expenses	(502,642)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	9,549,220
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	14,764,428
Dividends	9,468
Net expenses	(750,494)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	14,023,402
Total allocation of net investment income from master funds	23,572,622
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,193,474)	20,487,705
Affiliated companies	253,934
Interest	15,587,982
Other income	60,129
Total investment income	36,389,750
Expenses
Management fees	13,971,518
Distribution and service plan fees:
Class A	3,242,980
Class B	911,029
Class C	2,723,825
Class N	218,983
Transfer and shareholder servicing agent fees:
Class A	3,463,978
Class B	432,205
Class C	632,455
Class I	44
Class N	121,107
Class Y	54,632
Shareholder communications:
Class A	404,054
Class B	56,487
Class C	75,951
Class I	2
Class N	8,762
Class Y	2,030
Custodian fees and expenses	182,567
Trustees’ compensation	54,548
Other	292,788
Total expenses	26,849,945
Less waivers and reimbursements of expenses	(1,512,813)
Net expenses	25,337,132

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Consolidated Notes.

OPPENHEIMER GLOBAL ALLOCATION FUND	47

CONSOLIDATED STATEMENT OF OPERATIONS    Continued

Net Investment Income	$ 34,625,240
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)/(net of foreign capital gains tax of $81,589)	66,894,787
Closing and expiration of option contracts written	22,198,399
Closing and expiration of futures contracts	6,436,735
Foreign currency transactions	(4,854,486)
Swap contracts	1,703,666
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(235,432)
Oppenheimer Master Loan Fund, LLC	4,533,506
Net realized gain	96,677,175
Net change in unrealized appreciation/depreciation on:
Investments	166,667,737
Translation of assets and liabilities denominated in foreign currencies	(2,318,892)
Futures contracts	(877,900)
Option contracts written	5,173,573
Swap contracts	1,493,798
Net change in unrealized appreciation/deprecation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	3,266,222
Oppenheimer Master Loan Fund, LLC	(2,638,429)
Net change in unrealized appreciation/depreciation	170,766,109
Net Increase in Net Assets Resulting from Operations	$302,068,524

See accompanying Notes to Consolidated Financial Statements.

48	OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2013	Year Ended October 31, 2012[1]
Operations
Net investment income	$34,625,240	$39,171,919
Net realized gain (loss)	96,677,175	(116,873,512)
Net change in unrealized appreciation/depreciation	170,766,109	109,531,744
Net increase in net assets resulting from operations	302,068,524	31,830,151
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(14,740,309)	(38,679,363)
Class B	(420,207)	(2,919,364)
Class C	(1,470,325)	(6,712,090)
Class I	(2,401)	(88)
Class N	(391,600)	(1,366,280)
Class Y	(496,821)	(1,081,900)
	(17,521,663)	(50,759,085)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(138,689,585)	(166,010,634)
Class B	(32,624,127)	(41,375,306)
Class C	(29,656,121)	(43,203,473)
Class I	717,984	10,000
Class N	(8,121,300)	(10,975,835)
Class Y	(140,408)	(4,042,075)
	(208,513,557)	(265,597,323)
Net Assets
Total increase (decrease)	76,033,304	(284,526,257)
Beginning of period	1,740,624,412	2,025,150,669
End of period (including accumulated net investment income of $23,900,523 and $6,841,088, respectively)	$1,816,657,716	$1,740,624,412

1. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

OPPENHEIMER GLOBAL ALLOCATION FUND	49

CONSOLIDATED FINANCIAL HIGHLIGHTS

	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,	Year Ended October 29,	Year Ended October 31,
Class A	2013	2012[1]	2011[1]	2010[2]	2009
Per Share Operating Data
Net asset value, beginning of period	$14.70	$14.81	$15.08	$13.05	$10.69
Income (loss) from investment operations:
Net investment income[3]	.34	.33	.36	.18	.16
Net realized and unrealized gain (loss)	2.41	(.04)	(.41)	1.96	2.36
Total from investment operations	2.75	.29	(.05)	2.14	2.52
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.18)	(.40)	(.22)	(.11)	(.16)
Net asset value, end of period	$17.27	$14.70	$14.81	$15.08	$13.05
Total Return, at Net Asset Value[4]	18.81%	2.14%	(0.37)%	16.44%	24.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,369,331	$1,294,433	$1,473,322	$1,623,802	$1,584,420
Average net assets (in thousands)	$1,327,442	$1,358,002	$1,589,726	$1,619,840	$1,450,251
Ratios to average net assets:[5]
Net investment income	2.11%[6]	2.29%[6]	2.35%[6]	1.29%[6]	1.44%
Total expenses	1.43%[6,7]	1.46%[6,7]	1.44%[6,7]	1.37%[6,7]	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.35%[6]	1.38%[6]	1.36%[6]	1.37%[6]	1.42%
Portfolio turnover rate	37%	59%	82%	204%[8]	232%[8]

1. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

2. October 29, 2010 represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Total expenses including all affiliated fund expenses were as follows:

Year Ended October 31, 2013	1.44%
Year Ended October 31, 2012	1.46%
Year Ended October 31, 2011	1.44%
Year Ended October 29, 2010	1.37%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896

See accompanying Notes to Consolidated Financial Statements.

50	OPPENHEIMER GLOBAL ALLOCATION FUND

	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,	Year Ended October 29,	Year Ended October 31,
Class B	2013	2012[1]	2011[1]	2010[2]	2009
Per Share Operating Data
Net asset value, beginning of period	$14.30	$14.43	$14.73	$12.77	$10.47
Income (loss) from investment operations:
Net investment income[3]	.19	.20	.23	.06	.08
Net realized and unrealized gain (loss)	2.34	(.02)	(.41)	1.91	2.32
Total from investment operations	2.53	.18	(.18)	1.97	2.40
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.07)	(.31)	(.12)	(.01)	(.10)
Net asset value, end of period	$16.76	$14.30	$14.43	$14.73	$12.77
Total Return, at Net Asset Value[4]	17.72%	1.36%	(1.25)%	15.45%	23.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$84,161	$102,131	$145,291	$277,243	$353,853
Average net assets (in thousands)	$91,497	$119,580	$224,604	$309,274	$357,111
Ratios to average net assets:[5]
Net investment income	1.24%[6]	1.46%[6]	1.52%[6]	0.46%[6]	0.71%
Total expenses	2.42%[6,7]	2.41%[6,7]	2.43%[6,7]	2.33%[6,7]	2.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.22%[6]	2.20%[6]	2.21%[6]	2.18%[6]	2.20%
Portfolio turnover rate	37%	59%	82%	204%[8]	232%[8]

1. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

2. October 29, 2010 represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Total expenses including all affiliated fund expenses were as follows:

Year Ended October 31, 2013	2.43%
Year Ended October 31, 2012	2.41%
Year Ended October 31, 2011	2.43%
Year Ended October 29, 2010	2.33%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896

See accompanying Notes to Consolidated Financial Statements.

OPPENHEIMER GLOBAL ALLOCATION FUND	51

CONSOLIDATED FINANCIAL HIGHLIGHTS    Continued

	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,	Year Ended October 29,	Year Ended October 31,
Class C	2013	2012[1]	2011[1]	2010[2]	2009
Per Share Operating Data
Net asset value, beginning of period	$14.31	$14.44	$14.73	$12.77	$10.47
Income (loss) from investment operations:
Net investment income[3]	.22	.22	.25	.08	.08
Net realized and unrealized gain (loss)	2.33	(.03)	(.40)	1.90	2.32
Total from investment operations	2.55	.19	(.15)	1.98	2.40
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)	(.32)	(.14)	(.02)	(.10)
Net asset value, end of period	$16.78	$14.31	$14.44	$14.73	$12.77
Total Return, at Net Asset Value[4]	17.90%	1.45%	(1.08)%	15.55%	23.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$281,444	$267,392	$313,963	$363,252	$366,167
Average net assets (in thousands)	$273,813	$284,820	$350,372	$366,311	$343,726
Ratios to average net assets:[5]
Net investment income	1.39%[6]	1.58%[6]	1.64%[6]	0.57%[6]	0.74%
Total expenses	2.14%[6,7]	2.17%[6,7]	2.15%[6,7]	2.08%[6,7]	2.19%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.06%[6]	2.09%[6]	2.07%[6]	2.08%[6]	2.14%
Portfolio turnover rate	37%	59%	82%	204%[8]	232%[8]

1. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

2. October 29, 2010 represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Total expenses including all affiliated fund expenses were as follows:

Year Ended October 31, 2013	2.15%
Year Ended October 31, 2012	2.17%
Year Ended October 31, 2011	2.15%
Year Ended October 29, 2010	2.08%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896

See accompanying Notes to Consolidated Financial Statements.

52	OPPENHEIMER GLOBAL ALLOCATION FUND

	Year Ended October 31,	Period Ended October 31,
Class I	2013	2012[1,2]
Per Share Operating Data
Net asset value, beginning of period	$14.69	$14.98
Income (loss) from investment operations:
Net investment income[3]	.34	.37
Net realized and unrealized gain (loss)	2.48	(.53)
Total from investment operations	2.82	(.16)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.26)	(.13)
Net asset value, end of period	$17.25	$14.69
Total Return, at Net Asset Value[4]	19.35%	(1.04)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$775	$10
Average net assets (in thousands)	$147	$10
Ratios to average net assets:[5,6]
Net investment income	2.01%	3.78%
Total expenses[7]	0.92%	0.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%	0.89%
Portfolio turnover rate	37%	59%

1. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

2. For the period from February 28, 2012 (inception of offering) to October 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Total expenses including all underlying fund expenses were as follows:

Year Ended October 31, 2013	0.93%
Period Ended October 31, 2012	0.94%

See accompanying Notes to Consolidated Financial Statements.

OPPENHEIMER GLOBAL ALLOCATION FUND	53

CONSOLIDATED FINANCIAL HIGHLIGHTS    Continued

	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,	Year Ended October 29,	Year Ended October 31,
Class N	2013	2012[1]	2011[1]	2010[2]	2009
Per Share Operating Data
Net asset value, beginning of period	$14.48	$14.60	$14.86	$12.87	$10.54
Income (loss) from investment operations:
Net investment income[3]	.29	.29	.32	.14	.14
Net realized and unrealized gain (loss)	2.38	(.04)	(.39)	1.93	2.33
Total from investment operations	2.67	.25	(.07)	2.07	2.47
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.14)	(.37)	(.19)	(.08)	(.14)
Net asset value, end of period	$17.01	$14.48	$14.60	$14.86	$12.87
Total Return, at Net Asset Value[4]	18.52%	1.86%	(0.55)%	16.09%	23.89%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,683	$44,700	$56,284	$69,338	$74,293
Average net assets (in thousands)	$44,174	$50,331	$63,592	$71,783	$70,697
Ratios to average net assets:[5]
Net investment income	1.86%[6]	2.05%[6]	2.12%[6]	1.03%[6]	1.26%
Total expenses	1.68%[6,7]	1.70%[6,7]	1.67%[6,7]	1.61%[6,7]	1.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%[6]	1.62%[6]	1.59%[6]	1.61%[6]	1.62%
Portfolio turnover rate	37%	59%	82%	204%[8]	232%[8]

1. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

2. October 29, 2010 represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Total expenses including all affiliated fund expenses were as follows:

Year Ended October 31, 2013	1.69%
Year Ended October 31, 2012	1.70%
Year Ended October 31, 2011	1.67%
Year Ended October 29, 2010	1.61%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896

See accompanying Notes to Consolidated Financial Statements.

54	OPPENHEIMER GLOBAL ALLOCATION FUND

	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,	Year Ended October 29,	Year Ended October 31,
Class Y	2013	2012[1]	2011[1]	2010[2]	2009
Per Share Operating Data
Net asset value, beginning of period	$14.69	$14.80	$15.07	$13.05	$10.68
Income (loss) from investment operations:
Net investment income[3]	.40	.38	.42	.23	.25
Net realized and unrealized gain (loss)	2.41	(.03)	(.42)	1.95	2.34
Total from investment operations	2.81	.35	—	2.18	2.59
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.24)	(.46)	(.27)	(.16)	(.22)
Net asset value, end of period	$17.26	$14.69	$14.80	$15.07	$13.05
Total Return, at Net Asset Value[4]	19.26%	2.53%	(0.04)%	16.80%	24.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,264	$31,958	$36,291	$35,843	$35,737
Average net assets (in thousands)	$33,958	$33,356	$38,475	$35,361	$42,026
Ratios to average net assets:[5]
Net investment income	2.47%[6]	2.65%[6]	2.70%[6]	1.64%[6]	2.25%
Total expenses	1.06%[6,7]	1.09%[6,7]	1.11%[6,7]	1.01%[6,7]	1.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.98%[6]	1.01%[6]	1.03%[6]	1.01%[6]	0.85%
Portfolio turnover rate	37%	59%	82%	204%[8]	232%[8]

1. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

2. October 29, 2010 represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Total expenses including all affiliated fund expenses were as follows:

Year Ended October 31, 2013	1.07%
Year Ended October 31, 2012	1.09%
Year Ended October 31, 2011	1.11%
Year Ended October 29, 2010	1.01%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896

See accompanying Notes to Consolidated Financial Statements.

OPPENHEIMER GLOBAL ALLOCATION FUND	55

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    October 31, 2013

1. Significant Accounting Policies

Oppenheimer Global Allocation Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek a combination of growth of capital and investment income. The Fund’s primary objective is growth of capital. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a subadvisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Change in Method of Accounting. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. Prior to October 31, 2013, the Subsidiary, Oppenheimer Global Allocation Fund (Cayman) Ltd. (the “Subsidiary”), was shown as an investment of the Fund on the Statement of Investments and the financial statements of the Subsidiary were presented along with the Fund. The staff of the Securities and Exchange Commission has recently commented on their preference to have wholly-owned Cayman investment funds consolidated into the parent fund’s financial statements. Management of the Fund implemented the change in policy because it is a more effective method of providing transparency into the Fund’s holdings and operations. Accordingly, as a result of the

56	OPPENHEIMER GLOBAL ALLOCATION FUND

change in method of accounting, the Fund consolidates the assets and liabilities as well as the operations of the Subsidiary within its financial statements.

The result of the policy change did not have an impact on total net assets of the Fund, however it resulted in the following changes to the financial statements. As of the beginning of the Fund’s fiscal period, the financial statement line items on the Consolidated Statement of Assets and Liabilities were affected by the change as follows: cash increased $3,106,711; cash used for collateral on options increased $11,904,000; other assets increased $2,134; payables and other liabilities increased $21,057 and investments at value, wholly-owned subsidiary decreased $14,991,788. For the year October 31, 2013, the financial statement line items on the Consolidated Statements of Operations and Changes in Net Assets were affected by the change as follows: net investment income includes a net investment loss from the Subsidiary of $155,997; net realized gain increased $20,396 and net change in unrealized appreciation increased $135,601. For the year ended October 31, 2012, the following changes were made to the Consolidated Statement of Changes in Net Assets: net investment income decreased $246,515; net realized loss increased $3,595,831 and net change in unrealized appreciation increased by $3,842,346. The changes to the Consolidated Financial Highlights were immaterial.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

OPPENHEIMER GLOBAL ALLOCATION FUND	57

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

As of October 31, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$3,855,350
Sold securities	1,309,388

Investment in Oppenheimer Global Allocation Fund (Cayman) Ltd. The Fund may invest up to 25% of its total assets in Oppenheimer Global Allocation Fund (Cayman) Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked derivatives (including commodity related futures, options and swap contracts), exchange traded funds and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. For the year ended October 31, 2013, the Subsidiary has a deficit of $135,601 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At October 31, 2013, the Fund owned 2,921 shares with a market value of $14,856,187.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under

58	OPPENHEIMER GLOBAL ALLOCATION FUND

the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of

OPPENHEIMER GLOBAL ALLOCATION FUND	59

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$25,200,065	$—	$797,943,660	$259,775,947

1. As of October 31, 2013, the Fund had $797,943,660 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$387,470,214
2017	410,473,446

Total	$797,943,660

2. During the fiscal year ended October 31, 2013, the Fund utilized $97,135,826 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended October 31, 2012, the Fund did not utilize any capital loss carryforward.

60	OPPENHEIMER GLOBAL ALLOCATION FUND

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for October 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$44,142	$44,142

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 was as follows:

	Year Ended October 31, 2013	Year Ended October 31, 2012
Distributions paid from:
Ordinary income	$17,521,663	$50,759,085
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,499,217,296
Federal tax cost of other investments	227,507,282

Total federal tax cost	$1,726,724,578

Gross unrealized appreciation	$338,260,439
Gross unrealized depreciation	(78,484,492)

Net unrealized appreciation	$259,775,947

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended October 31,

OPPENHEIMER GLOBAL ALLOCATION FUND	61

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$9,982
Payments Made to Retired Trustees	91,584
Accumulated Liability as of October 31, 2013	670,137

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

62	OPPENHEIMER GLOBAL ALLOCATION FUND

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the

OPPENHEIMER GLOBAL ALLOCATION FUND	63

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

64	OPPENHEIMER GLOBAL ALLOCATION FUND

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

OPPENHEIMER GLOBAL ALLOCATION FUND	65

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of October 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$ 96,864,926	$ 86,294,324	$—	$183,159,250
Consumer Staples	40,614,393	60,062,990	—	100,677,383
Energy	39,499,579	28,867,031	—	68,366,610
Financials	77,140,860	83,711,442	4,313	160,856,615
Health Care	107,514,080	36,850,596	—	144,364,676
Industrials	75,781,079	73,780,830	—	149,561,909
Information Technology	174,076,454	82,651,083	—	256,727,537
Materials	13,391,056	20,681,507	352	34,072,915
Telecommunication Services	3,886,565	15,489,402	—	19,375,967
Utilities	2,569,293	3,846,209	—	6,415,502
Preferred Stocks	—	454,183	—	454,183
Asset-Backed Securities	—	8,447,987	—	8,447,987
Mortgage-Backed Obligations	—	123,551,502	—	123,551,502
Non-Convertible Corporate Bonds and Notes	—	118,475,978	—	118,475,978
Corporate Loans	—	9,266,592	—	9,266,592
Structured Securities	—	192,411	—	192,411
Exchange-Traded Options Purchased	15,214,000	—	—	15,214,000

66	OPPENHEIMER GLOBAL ALLOCATION FUND

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Over-the-Counter Options Purchased	$—	$4,999,586	$—	$4,999,586
Investment Companies	46,615,107	304,029,232	—	350,644,339

Total Investments, at Value	693,167,392	1,061,652,885	4,665	1,754,824,942
Other Financial Instruments:
Swaps, at value	—	1,493,798	—	1,493,798
Variation margin receivable	65,781	—	—	65,781

Total Assets	$693,233,173	$1,063,146,683	$4,665	$1,756,384,521

Liabilities Table
Other Financial Instruments:
Options written, at value	$(17,170,000)	$—	$—	$(17,170,000)
Variation margin payable	(540,719)	—	—	(540,719)

Total Liabilities	$(17,710,719)	$—	$—	$(17,710,719)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$(68,437,637)	$68,437,637
Consumer Staples	(56,419,823)	56,419,823
Energy	(13,763,897)	13,763,897
Financials	(41,665,885)	41,665,885
Health Care	(24,654,276)	24,654,276
Industrials	(58,803,763)	58,803,763
Information Technology	(50,422,791)	50,422,791
Materials	(11,450,127)	11,450,127
Telecommunication Services	(13,428,618)	13,428,618
Utilities	(3,113,672)	3,113,672

Total Assets	$(342,160,489)	$342,160,489

*Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

OPPENHEIMER GLOBAL ALLOCATION FUND	67

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2013		Year Ended October 31, 2012[1]
	Shares	Amount	Shares	Amount
Class A
Sold	5,284,040	$84,264,351	6,186,094	$89,391,648
Dividends and/or distributions reinvested	856,406	13,475,276	2,536,241	35,191,179
Redeemed	(14,903,832)	(236,429,212)	(20,139,844)	(290,593,461)

Net decrease	(8,763,386)	$(138,689,585)	(11,417,509)	$(166,010,634)

Class B
Sold	49,266	$780,124	677,904	$9,518,836
Dividends and/or distributions reinvested	27,521	412,759	212,801	2,857,091
Redeemed	(2,199,862)	(33,817,010)	(3,812,455)	(53,751,233)

Net decrease	(2,123,075)	$(32,624,127)	(2,921,750)	$(41,375,306)

Class C
Sold	1,277,126	$19,804,767	1,141,628	$16,027,162
Dividends and/or distributions reinvested	86,185	1,301,190	438,553	5,895,435
Redeemed	(3,284,095)	(50,762,078)	(4,630,592)	(65,126,070)

Net decrease	(1,920,784)	$(29,656,121)	(3,050,411)	$(43,203,473)

Class I
Sold	58,815	$956,098	668	$10,000
Dividends and/or distributions reinvested	133	2,230	—	—
Redeemed	(14,689)	(240,344)	—	—

Net increase	44,259	$717,984	668	$10,000

Class N
Sold	346,258	$5,427,902	466,084	$6,589,420
Dividends and/or distributions reinvested	24,106	371,919	95,060	1,295,451
Redeemed	(888,780)	(13,921,121)	(1,330,243)	(18,860,706)

Net decrease	(518,416)	$(8,121,300)	(769,099)	$(10,975,835)

Class Y
Sold	401,300	$6,467,550	332,081	$4,772,898
Dividends and/or distributions reinvested	28,910	456,453	70,696	982,947
Redeemed	(446,374)	(7,064,411)	(678,963)	(9,797,920)

Net decrease	(16,164)	$(140,408)	(276,186)	$(4,042,075)

1. For the year ended October 31, 2012 for Class A, Class B, Class C, Class N and Class Y shares, and for the period from February 28, 2012 (inception of offering) to October 31, 2012 for Class I shares.

68	OPPENHEIMER GLOBAL ALLOCATION FUND

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended October 31, 2013, were as follows:

	Purchases	Sales
Investment securities	$609,484,578	$853,756,452

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1.0 billion	0.80%
Next $2.0 billion	0.76
Next $1.0 billion	0.71
Next $1.0 billion	0.66
Next $1.0 billion	0.60
Next $1.0 billion	0.55
Next $2.0 billion	0.50
Over $9.0 billion	0.48

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

OPPENHEIMER GLOBAL ALLOCATION FUND	69

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2013 were as follows:

Class B	$30,555,433
Class C	36,195,756
Class N	6,768,915

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
October 31, 2013	$294,189	$379	$124,626	$11,095	$689

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the

70	OPPENHEIMER GLOBAL ALLOCATION FUND

management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the year ended October 31, 2013, the Manager waived $119,306.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in IMMF and Master Funds. During the year ended October 31, 2013, the Manager waived fees and/or reimbursed the Fund $1,285,660 for management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the year ended October 31, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$107,847

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

OPPENHEIMER GLOBAL ALLOCATION FUND	71

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The

72	OPPENHEIMER GLOBAL ALLOCATION FUND

Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

During the year ended October 31, 2013, the Fund had an ending monthly average market value of $117,331,681 and $143,091,293 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

OPPENHEIMER GLOBAL ALLOCATION FUND	73

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on volatility indexes to increase exposure to volatility risk. A purchased call option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

The Fund has purchased put options on volatility indexes to decrease exposure to volatility risk. A purchased put option becomes more valuable as the level of the underlying volatility index decreases relative to the strike price.

During the year ended October 31, 2013, the Fund had an ending monthly average market value of $6,640,287 and $5,197,360 on purchased call options and purchased put options, respectively.

74	OPPENHEIMER GLOBAL ALLOCATION FUND

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on volatility indexes to decrease exposure to volatility risk. A written call option becomes more valuable as the level of the underlying volatility index decreases relative to the strike price.

The Fund has written put options on volatility indexes to increase exposure to volatility risk. A written put option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

During the year ended October 31, 2013, the Fund had an ending monthly average market value of $1,086,061 and $4,150,711 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the year ended October 31, 2013 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of
October 31, 2012	—	$—	2,500	$3,732,427
Options written	208,624	23,187,696	127,335	78,251,042
Options closed or expired	(93,517)	(12,178,423)	(125,835)	(71,315,611)
Options exercised	(107)	(11,131)	—	—

Options outstanding as of October 31, 2013	115,000	$10,998,142	4,000	$10,667,858

OPPENHEIMER GLOBAL ALLOCATION FUND	75

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Consolidated Statement of Assets and Liabilities. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to

76	OPPENHEIMER GLOBAL ALLOCATION FUND

trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference asset is less than the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

For the year ended October 31, 2013, the Fund had ending monthly average notional amounts of $3,511 on volatility swaps which receive measured volatility/variance.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

As of October 31, 2013, the Fund has required certain counterparties to post collateral of $4,002,753.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for

78	OPPENHEIMER GLOBAL ALLOCATION FUND

exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at October 31, 2013:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Deutsche Bank AG	$1,644,108	$—	$—	$—	$1,644,108
Goldman Sachs Bank International	4,849,276	—	(4,002,753)		846,523

Total	$6,493,384	$—	$(4,002,753)	$—	$2,490,631

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of October 31, 2013:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Volatility contracts	Swaps, at value	$1,493,798			$—
Equity contracts				Variation margin payable	125,000	*
Interest rate contracts	Variation margin receivable	65,781	*	Variation margin payable	415,719	*
Equity contracts				Options written, at value	14,220,000
Volatility contracts				Options written, at value	2,950,000
Equity contracts	Investments, at value	18,463,586	**
Volatility contracts	Investments, at value	1,750,000	**

Total		$21,773,165			$17,710,719

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased options.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Swap contracts	Total
Equity contracts	$(9,546,825)	$21,038,174	$(840,680)	$—	$10,650,669
Foreign exchange contracts	(1,017,757)	—	—	—	(1,017,757)
Interest rate contracts	(13,185,919)	1,983,780	1,894,347	—	(9,307,792)
Volatility contracts	(3,142,758)	(823,555)	5,383,068	1,703,666	3,120,421

Total	$(26,893,259)	$22,198,399	$6,436,735	$1,703,666	$3,445,541

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

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Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Futures contracts	Swap contracts	Total
Equity contracts	$1,334,623	$738,743	$(160,090)	$—	$1,913,276
Foreign exchange contracts	1,015,289	—	—	—	1,015,289
Interest rate contracts	1,524,820	—	7,820,851	—	9,345,671
Volatility contracts	(10,302,670)	4,434,830	(8,538,661)	1,493,798	(12,912,703)

Total	$(6,427,938)	$5,173,573	$(877,900)	$1,493,798	$(638,467)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Restricted Securities

As of October 31, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

8. Pending Litigation Continued

allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Quest for Value Funds:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Global Allocation Fund (a series of Oppenheimer Quest for Value Funds), and Subsidiary including the consolidated statement of investments, as of October 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Allocation Fund and Subsidiary as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, Oppenheimer Global Allocation Fund has elected to change its method of accounting for its investment in Oppenheimer Global Allocation Fund (Cayman) Ltd, a wholly owned investment company.

KPMG LLP

Denver, Colorado

December 26, 2013

OPPENHEIMER GLOBAL ALLOCATION FUND	83

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2013 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 22.08% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2013 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $20,445,228 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2013, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended October 31, 2013, the maximum amount allowable but not less than $22,117,780 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

84	OPPENHEIMER GLOBAL ALLOCATION FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS    Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling

OPPENHEIMER GLOBAL ALLOCATION FUND	85

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS    Unaudited / Continued

and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Mark Hamilton and Benjamin Rockmuller, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other retail world allocation funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided

86	OPPENHEIMER GLOBAL ALLOCATION FUND

comparative data in regard to the fees and expenses of the Fund and other retail front-end load world allocation funds with comparable asset levels and distribution features. The Board considered that the Fund’s contractual management fees were equal to its peer group median and lower than its category median. The Fund’s total expenses were higher than its peer group median and category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

OPPENHEIMER GLOBAL ALLOCATION FUND	87

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

88	OPPENHEIMER GLOBAL ALLOCATION FUND

TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2001) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2005) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Downes has

OPPENHEIMER GLOBAL ALLOCATION FUND	89

TRUSTEES AND OFFICERS    Unaudited / Continued

David K. Downes, Continued	served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2009) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 51 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Phillip A. Griffiths, Trustee (since 2009) Year of Birth: 1938	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National

90	OPPENHEIMER GLOBAL ALLOCATION FUND

Phillip A. Griffiths, Continued	Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2009) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global

OPPENHEIMER GLOBAL ALLOCATION FUND	91

TRUSTEES AND OFFICERS    Unaudited / Continued

Joanne Pace, Continued	Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Mary Ann Tynan, Trustee (since 2009) Year of Birth: 1945	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (non-profit) (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Chair of Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2009) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2009) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

92	OPPENHEIMER GLOBAL ALLOCATION FUND

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 89 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Hamilton, Rockmuller, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Mark Hamilton, Vice President (since 2013) Year of Birth: 1965	Chief Investment Officer, Asset Allocation of the Sub-Adviser (since April 2013) and a Senior Vice President of the Sub-Adviser (since April 2013). Mr. Hamilton served at AllianceBernstein L.P. (from 1994-2013), as an Investment Director of Dynamic Asset Allocation (from 2010-2013), Head of North American Blend

OPPENHEIMER GLOBAL ALLOCATION FUND	93

TRUSTEES AND OFFICERS    Unaudited / Continued

Mark Hamilton, Continued	Team (from 2009-2010), and Senior Portfolio Manager of Blend Strategies (from 2006-2010). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Benjamin H. Rockmuller, Vice President (since 2011) Year of Birth: 1979	Vice President of the Sub-Adviser (since September 2010); Assistant Vice President of the Sub-Adviser (January 2010-August 2010); Portfolio Manager of the Sub-Adviser (since July 2010); Senior Analyst of the Sub-Adviser for the Global Debt Team (January 2010-July 2010); Intermediate Analyst of the Sub-Adviser for the Global Debt Team (January 2007-January 2010); Junior Analyst of the Sub-Adviser for the Global Debt Team (April 2004-January 2007) and Junior Analyst of the Sub-Adviser for the High Yield Team (June 2003-April 2004). A portfolio manager and an officer in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 89 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 89 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 89 portfolios in the OppenheimerFunds complex.

94	OPPENHEIMER GLOBAL ALLOCATION FUND

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 89 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

OPPENHEIMER GLOBAL ALLOCATION FUND	95

OPPENHEIMER GLOBAL ALLOCATION FUND

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2013 OppenheimerFunds, Inc. All rights reserved.

96	OPPENHEIMER GLOBAL ALLOCATION FUND

SPECIAL SHAREHOLDER MEETING    Unaudited

On June 21, 2013, a shareholder meeting of Oppenheimer Global Allocation Fund (the “Fund”) as series of Oppenheimer Quest For Value Funds (the “Trust”) was held at held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1). The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
Brian F. Wruble	117,832,279	3,528,580
David K. Downes	117,864,833	3,496,026
Matthew P. Fink	117,832,516	3,528,343
Edmund Giambastiani, Jr.	117,847,727	3,513,132
Phillip A. Griffiths	117,888,471	3,472,388
Mary F. Miller	117,961,357	3,399,502
Joel W. Motley	117,977,788	3,383,071
Joanne Pace	117,929,992	3,430,868
Mary Ann Tynan	117,901,091	3,459,768
Joseph M. Wikler	117,892,649	3,468,210
Peter I. Wold	117,929,374	3,431,485
William F. Glavin, Jr.	117,967,487	3,393,373

On August 2, 2013, following an adjournment from a shareholder meeting held on June 21, 2013, a meeting of the Fund was held at which the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s Proxy Statement. The following is a report of the votes cast:

Proposal 2:

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain
48,044,645	1,792,980	2,278,859

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain
48,107,593	1,755,460	2,253,430

2c-1: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain
47,872,241	1,939,012	2,305,231

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain
48,003,653	1,778,879	2,333,953

2e: Proposal to remove the additional fundamental policy relating to estate and commodities

For	Against	Abstain
48,048,614	1,768,999	2,298,871

OPPENHEIMER GLOBAL ALLOCATION FUND	97

SPECIAL SHAREHOLDER MEETING    Unaudited / Continued

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain
48,049,689	1,718,280	2,348,514

2g: Proposal to remove the additional fundamental policy relating to underwriting

For	Against	Abstain
47,913,350	1,937,752	2,265,381

2r: Proposal to convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain
47,280,088	2,533,009	2,303,384

2s: Proposal to approve a change in the Fund’s investment objective

For	Against	Abstain
47,839,068	1,983,576	2,293,840

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain
80,715,870	2,689,595	4,875,652

98	OPPENHEIMER GLOBAL ALLOCATION FUND

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
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Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

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We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY POLICY

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

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Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

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You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RA0257.001.1013 December 22, 2013

10	31	2013

ANNUAL REPORT

Oppenheimer Flexible Strategies Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/13

	Class A Shares of the Fund		S&P 500 Index	HFRI Fund Weighted Composite Index
	Without Sales Charge	With Sales Charge
1-Year	4.84%	–1.19%	27.18%	9.20%
5-Year	4.19	2.96	15.17	6.85
10-Year	4.09	3.48	7.46	5.83

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 4.84% during the reporting period. On a relative basis, the Fund underperformed the HFRI Fund Weighted Composite Index, which returned 9.20%.

MARKET OVERVIEW

For the one-year reporting period ended October 31, 2013, market movements were largely driven by central bank policies. Over the first half of the period, central banks throughout the world introduced accommodative policies that resulted in a rally among risk markets. In the U.S., the Federal Reserve (the “Fed”) established an open-ended quantitative easing program involving monthly purchases of $85 billion of U.S. government securities and mortgage-backed securities (“MBS”). When the plan was initially launched in September 2012, it entailed monthly purchases of $40 billion in Treasuries. In December, the Fed added another $45 billion per month of mortgage backed securities. The quantitative easing program was designed to help boost the U.S. economy by keeping mortgage rates and other long-term interest rates low. While Europe continued to struggle with its sovereign debt crisis, analysts were encouraged when the head of the European Central Bank (“ECB”) publicly stated his intent to support the euro as the European

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

OPPENHEIMER FLEXIBLE STRATEGIES FUND	3

Union’s common currency. Even in Japan, which had been mired in economic weakness for years, new government leadership adopted stimulative economic policies and the Bank of Japan (the “BoJ”) announced a massive quantitative easing program.

At the end of May, market volatility picked up measurably as comments from Fed Chairman Ben Bernanke at a Congressional hearing surprised the market when he indicated a possible slowdown of the central bank’s asset purchase program if the economy continued to show improvement. Additionally, fears began to creep into the market about a possible slowdown in the world’s emerging economies. As a result, risk assets sold off across the board, with Japanese stocks and emerging market debt absorbing the brunt of the selling, although investment grade credit was certainly not immune. Simultaneously, the intermediate and long-end of the U.S. Treasury curve steepened quite dramatically as investors began to price in the likelihood of higher interest rates in the future. The volatility continued through June as the Federal Open Market Committee (FOMC) issued a statement indicating again that if the U.S. economy continued to improve, the Fed would begin to slow its quantitative easing program.

However, market conditions generally stabilized over the summer of 2013. Despite a roughly two week U.S. government shutdown in October, equity markets generally resumed their upward trend through September and October as the Fed refrained from cutting back its quantitative easing program. Meanwhile, most major currencies, including the yen, continued to lose value against the U.S. dollar.

FUND REVIEW

In the Fund’s equity long strategy, the strongest contributors to performance were Actavis, Inc., Lyondellbasell Industries NV and AerCap Holdings NV. Our position in Actavis, a specialty pharmaceuticals company, contributed to performance largely due to the acquisition of Warner Chilcott and the announcements of several new product agreements. In our view, the acquisition, which was completed in October 2013, will strengthen Actavis’ existing women’s health business and give it an entry into the gastroenterology and dermatology businesses. We expect the transaction to be accretive to Actavis, which we believe can benefit from Warner Chilcott’s favorable tax structure and manufacturing footprint. Our position in chemical manufacturer and distributor LyondellBasell Industries aided performance as the company benefited from the sustainability of low feedstock pricing. As a result, estimates have been moving higher and as the durability of that earnings power is better recognized in the market, multiple expansion is taking place. We believe the company remains undervalued as it initiates additional de-bottlenecking projects and brownfield expansion. AerCap Holdings, an integrated global aviation company,

4	OPPENHEIMER FLEXIBLE STRATEGIES FUND

performed positively following a favorable sale-leaseback deal in Latin America that was accretive to long-term earnings. Aircraft lessors in general benefited during the period as narrow-body aircraft values and lease rates finally stabilized and began to rise modestly.

Detractors from the equity long strategy included The Mosaic Co., Apple, Inc. and Bond Street Holdings LLC. Mosaic, a fertilizer producer, detracted from performance due to general market fears about fertilizer application rates. In addition, the fertilizer industry underwent a negative structural change as potash producer Uralkali separated from its Belarusian partner Belaruskali and began selling more potash at lower prices. Given the structural change which weakened the pricing umbrella that previously existed above cost, we exited our position during the reporting period. Apple hurt performance due in part to investor fears regarding the vitality of the high end smartphone market. However, the stock performed better over the closing months of the period on the back of market anticipation surrounding the launch of the iPhone 5s and 5c. In addition, management allayed some investor concerns over the trajectory of gross margins, partly through solid second quarter margin performance. We continue to have a constructive view on the smartphone market because domestic carrier competition is expected to intensify. We believe this should motivate carriers to keep replacement rates at solid levels in order to keep subscribers locked into wireless agreements. Furthermore, carriers are using smartphone upgrades and replacements as an opportunity to transition subscribers to multi-device metered pricing plans.

The Fund’s short equity strategy detracted from absolute performance this period. In the equity short strategy, our shorts of certain retail and coal companies benefited performance. Detracting from performance were total return swaps on a custom Index of European companies, which we exited during the period. Also detracting from performance were oil and gas players, and a retail exchange traded fund (ETF), SPDR S&P Retail Exchange Traded Fund.

Also detracting from the short equity strategy’s performance were credit default swaps in Italy, which we used as a hedging strategy against structural imbalances. This strategy did not benefit this period as the ECB’s stimulative measures helped result in a market rally. Although markets reacted positively to central bank actions, we believe the structural flaws in Italy and Europe remain largely unaddressed, and we believe there is the potential for future volatility in the region. Therefore, we continued to hedge our risk to Italy through futures at period end.

The opportunistic fixed-income and alternative strategy performed well during the reporting period. Among the top performers were our positions in senior loans through Oppenheimer Master Loan Fund, LLC, asset-backed securities (“ABS”) based on

OPPENHEIMER FLEXIBLE STRATEGIES FUND	5

first-lien mortgages and our currency position: long U.S. dollar/short Australian dollar. Senior loans performed well over the first half of the period when domestic non-investment-grade markets responded positively to improved sentiment and significant inflows into both high yield bonds and senior floating rate loans. Additionally, while foreign and domestic fixed income markets reacted strongly to the Fed’s potential tapering, senior loans with their short duration held up well. The returns on loans contrasted sharply with those of longer duration asset classes such as U.S. Treasuries, intermediate bonds, high yield bonds and emerging market debt. We believe that senior loans remain attractively positioned and continue to provide protection against rising interest rates.

Our position in ABS based on first-lien mortgages benefited performance as the housing market continued to strengthen. The lower levels of defaults as well as lower loss severity upon default has benefited the mortgage pools that back our securities. These securities offer a nice level of downside protection combined with the upside potential from an improving housing market which makes these securities attractive in our view. We had a short position in the Australian dollar and a long position in the U.S. dollar, along with a short position in the euro. The Australian dollar/U.S. dollar position benefited performance, while the short in the euro detracted.

STRATEGY & OUTLOOK

The environment remains complex and we see numerous persistent crosswinds. While equities look very interesting versus bonds in the mid to longer term, we also see a shorter-term disconnect between the performance in equities and some softness in earnings growth. Monetary policy has impacted all asset classes, including equities. The Fed merely mentioned tapering its asset purchases under the latest quantitative easing program and the markets had a very negative reaction. Yet after preparing the market for possible tapering for three months, when the opportunity arrived, the Fed refused to pull the trigger and the S&P 500 Index rallied to an all-time high that day. Now that (dovish) Janet Yellen has been nominated to succeed Ben Bernanke, we expect rates to remain artificially low for even longer. Simply put, we believe extraordinarily accommodative monetary policies by the Fed, the ECB, the Bank of England and the BoJ (among others) has masked ongoing structural weakness in the global economy. This flood of easy money has pushed U.S. equities to all-time highs. More importantly, we believe this torrent of liquidity has distorted the risk free rate along with interest rates globally. Because the risk free rate is critical to pricing financial assets, we believe the biggest concern for investors today should be that the risk free rate is structurally too low. The rate normalization process, if not handled with a deft touch, could cause shocks to the system.

6	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Today the Fed is still buying aggressively at $85 billion per month. But there are a number of reasons to expect a tapering later next year absent a shock. When the Fed initially increased its monthly purchases from $40-$45 billion in late 2012 to the current level, it faced the dual risks of a fiscal cliff and a sequester. It seems reasonable for the Fed to consider dialing back its purchases unless new risks materialize. This is especially true since the Fed has been actively studying asset bubbles and the impact of their monetary policy on those bubbles. Finally, the BoJ has embarked on an audacious money-printing experiment that shows us the outer boundaries of monetary policy. This policy has led to inflation of energy but has yet to lead to wage inflation, which is what the BoJ is targeting. Prime Minister Shinzo Abe is now at the third quiver of his economic program which hardest part to implement, structural reform. The first two quivers of monetary and fiscal policy are considerably easier to implement. The world is watching to see what the outer bounds of central bank policy are. There is a coherent argument for the Fed to be judicious in adjusting its monetary policy, and we suspect it will be adjusted eventually.

We also believe the tail risks in Europe remain significant because of its unresolved structural flaws. The banking system and many sovereigns remain over-levered, and we believe the policies of austerity are stunting growth, preventing many countries from moving beyond the current stasis. In fact, there was increasing evidence of a growing backlash, with countries asking for austerity hurdles to be lowered and timelines to be extended, and voters saying enough is enough. Portuguese courts have ruled against austerity, the Italians and French have voted against it, Greece cannot implement it, and Germany is left trying to enforce it. These events have increased uncertainty and have the potential to destabilize the status quo. We believe this is a recipe for continued turmoil.

Moreover, U.S. lawmakers continue to debate the budget crisis and the debt ceiling. This combination of factors convinces us that the current outlook is fragile, and we believe it makes sense to be mindful of risk. This is especially true since we believe Europe and Japan have come to the hard part of the recovery process—the part that requires meaningful structural reform.

We are skeptical that Europe and Japan can muster the political will necessary to address the banking, overspending and deficit problems their economies face. In our view, the U.S. certainly cannot. Finally, China is deliberately slowing growth as it implements new priorities. This slowdown had a knock-on effect in the emerging markets during the second quarter of 2013. The Fed’s no-taper decision, combined with the nomination of Janet Yellen to succeed Ben Bernanke, has provided a temporary reprieve. When the Fed ultimately does start to taper, we expect to see renewed pressure in emerging markets as capital outflows begin again.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	7

Against this backdrop, we continue to search for opportunities to generate strong risk-adjusted returns, deliver an attractive yield, manage downside risk and utilize the flexibility of multiple asset classes to hedge the key tail risks we see.

Michelle Borré, CFA Portfolio Manager

8	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK INDUSTRIES
Oil, Gas & Consumable Fuels	5.8%
Pharmaceuticals	3.7
Communications Equipment	3.2
Real Estate Investment Trusts (REITs)	3.1
Chemicals	3.1
Media	2.8
Aerospace & Defense	2.8
Commercial Banks	2.0
Health Care Providers & Services	2.0
Trading Companies & Distributors	2.0

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2013, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
Honeywell International, Inc.	1.9%
Starwood Property Trust, Inc.	1.8
Celanese Corp., Series A	1.7
Chevron Corp.	1.6
Quanta Services, Inc.	1.5
Philip Morris International, Inc., Cl. A	1.5
Coca-Cola Co. (The)	1.5
Lyondellbasell Industries NV, Cl. A	1.4
Cinemark Holdings, Inc.	1.4
Comcast Corp., Cl. A	1.4

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2013, and are based on net assets. For more current Top 10 Fund Holdings, please visit oppenheimerfunds.com.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	9

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Common Stocks	53.7%
Domestic Fixed Income Funds	17.9
Oppenheimer Master Loan Fund, LLC Oppenheimer Short Duration Fund, Cl. Y
Asset-Backed Securities	11.6
Non-Convertible Corporate Bonds and Notes	4.4
Preferred Stocks	3.6
Mortgage-Backed Obligations	3.0
Corporate Loans	2.4
Convertible Corporate Bonds and Notes	1.4
Over-the-Counter Interest Rate Swaptions Purchased	1.0
Investment Company	0.5
Structured Securities	0.3
Exchange-Traded Options Purchased	0.2
Money Market Fund	—	*
Oppenheimer Institutional Money Market Fund
Over-the-Counter Options Purchased	—	*

*Represents less than 0.005%.

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2013, and are based on the total market value of investments. Short sales of securities, which accounted for 23.5% of the Fund’s net assets as of fiscal year end, are not reflected in the chart above. More information about these investments is included in the Statement of Investments and the accompanying Notes to Financial Statements.

10	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/13

	Inception Date	1-Year	5-Year	10-Year
Class A (QVOPX)	1/3/89	4.84%	4.19%	4.09%
Class B (QOPBX)	9/1/93	3.91%	3.26%	3.61%
Class C (QOPCX)	9/1/93	4.05%	3.40%	3.31%
Class I (QOPIX)	2/28/13	3.17%*	N/A	N/A
Class N (QOPNX)	3/1/01	4.48%	3.85%	3.74%
Class Y (QOPYX)	12/16/96	5.08%	4.49%	4.33%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/13
	Inception Date	1-Year	5-Year	10-Year
Class A (QVOPX)	1/3/89	–1.19%	2.96%	3.48%
Class B (QOPBX)	9/1/93	–1.09%	2.91%	3.61%
Class C (QOPCX)	9/1/93	3.05%	3.40%	3.31%
Class I (QOPIX)	2/28/13	3.17%*	N/A	N/A
Class N (QOPNX)	3/1/01	3.48%	3.85%	3.74%
Class Y (QOPYX)	12/16/96	5.08%	4.49%	4.33%

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the HFRI Fund Weighted Composite Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in

OPPENHEIMER FLEXIBLE STRATEGIES FUND	11

leading industries within the U.S. economy. The HFRI Fund Weighted Composite Index is a global, equal-weighted index of over 2,000 single-manager funds that report to HFR Database. Constituent funds report monthly net of all fees performance in U.S. Dollars and have a minimum of $50 million under management or a twelve (12) month track record of active performance. The HFRI Fund Weighted Composite Index’s returns are calculated three times each month and are subject to periodic recalculation by Hedge Fund Research, Inc. As a result, the HFRI Fund Weighted Composite Index returns shown may differ from the same Index’s returns for the same period published elsewhere. If subsequent recalculations cause the Index’s returns to change, the Fund does not expect to update the Index returns. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

12	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	13

Fund Expenses  Continued

Actual	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During 6 Months Ended October 31, 2013
Class A	$1,000.00	$1,015.40	$10.01
Class B	1,000.00	1,011.00	14.65
Class C	1,000.00	1,011.40	13.94
Class I	1,000.00	1,017.90	7.66
Class N	1,000.00	1,013.80	11.69
Class Y	1,000.00	1,016.60	8.68

Hypothetical (5% return before expenses)
Class A	1,000.00	1,015.32	10.01
Class B	1,000.00	1,010.74	14.65
Class C	1,000.00	1,011.44	13.94
Class I	1,000.00	1,017.64	7.66
Class N	1,000.00	1,013.66	11.69
Class Y	1,000.00	1,016.64	8.68

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2013 are as follows:

Class	Expense Ratios
Class A	1.96%
Class B	2.87
Class C	2.73
Class I	1.50
Class N	2.29
Class Y	1.70

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

14	OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS    October 31, 2013

	Shares	Value
Common Stocks—51.6%
Consumer Discretionary—5.1%
Hotels, Restaurants & Leisure—1.2%
McDonald’s Corp.	104,500	$10,086,340
Media—2.8%
Cinemark Holdings, Inc.[1]	363,000	11,910,030
Comcast Corp., Cl. A	248,400	11,818,870

		23,728,900
Multiline Retail—1.1%
Macy’s, Inc.	207,300	9,558,603
Consumer Staples—3.0%
Beverages—1.5%
Coca-Cola Co. (The)[1]	317,000	12,543,690
Tobacco—1.5%
Philip Morris International, Inc., Cl. A1	143,000	12,744,160
Energy—7.7%
Energy Equipment & Services—1.9%
Baker Hughes, Inc.	111,300	6,465,417
Schlumberger Ltd.	100,000	9,372,000

		15,837,417
Oil, Gas & Consumable Fuels—5.8%
Apache Corp.	17,800	1,580,640
Chevron Corp.	111,520	13,377,939
EOG Resources, Inc.	55,000	9,812,000
Exxon Mobil Corp.[1]	109,200	9,786,504
HollyFrontier Corp.	106,820	4,920,129
Kinder Morgan, Inc.	100,000	3,531,000
Royal Dutch Shell plc, ADR	96,100	6,680,872

		49,689,084
Financials—8.5%
Capital Markets—0.5%
Goldman Sachs Group, Inc. (The)	25,322	4,073,297
Commercial Banks—2.0%
Bond Street Holdings LLC, Cl. A2,3	375,000	5,625,000
Bond Street Holdings LLC, Cl. B, Non-Vtg.[2,3]	120,000	1,680,000
M&T Bank Corp.	84,640	9,524,539

		16,829,539
Diversified Financial Services—1.8%
Citigroup, Inc.	209,800	10,234,044
JPMorgan Chase & Co.	91,500	4,715,910

		14,949,954

OPPENHEIMER FLEXIBLE STRATEGIES FUND	15

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Insurance—1.1%
ACE Ltd.	96,570	$9,216,641
Real Estate Investment Trusts (REITs)—3.1%
American Assets Trust, Inc.	60,788	2,023,633
Blackstone Mortgage Trust, Inc., Cl. A	175,000	4,285,750
Macerich Co. (The)	89,500	5,299,295
Starwood Property Trust, Inc.	581,000	14,925,890

		26,534,568
Health Care—6.3%
Health Care Equipment & Supplies—0.6%
Baxter International, Inc.	35,000	2,305,450
Covidien plc	38,000	2,436,180

		4,741,630
Health Care Providers & Services—2.0%
HCA Holdings, Inc.	20,000	942,800
UnitedHealth Group, Inc.	160,420	10,950,269
Universal Health Services, Inc., Cl. B	61,000	4,914,160

		16,807,229
Pharmaceuticals—3.7%
Actavis plc[3]	74,000	11,438,920
Merck & Co., Inc.	208,000	9,378,720
Novartis AG, ADR	78,000	6,048,900
Roche Holding AG	17,500	4,835,571

		31,702,111
Industrials—8.2%
Aerospace & Defense—2.8%
Honeywell International, Inc.	187,000	16,218,510
Northrop Grumman Corp.	69,000	7,418,190

		23,636,700
Airlines—0.7%
United Continental Holdings, Inc.[1,3]	180,000	6,111,000
Commercial Services & Supplies—1.1%
Tyco International Ltd.	255,000	9,320,250
Construction & Engineering—1.5%
Quanta Services, Inc.[3]	425,000	12,839,250
Electrical Equipment—0.1%
Hubbell, Inc., Cl. B	9,500	1,021,630
Trading Companies & Distributors—2.0%
AerCap Holdings NV3	493,901	10,021,251
Wesco International, Inc.[3]	74,000	6,324,040

		16,345,291

16	OPPENHEIMER FLEXIBLE STRATEGIES FUND

	Shares	Value
Information Technology—7.2%
Communications Equipment—3.2%
Cisco Systems, Inc.	250,000	$5,625,000
Juniper Networks, Inc.[3]	417,790	7,787,606
QUALCOMM, Inc.	143,160	9,945,325
Telefonaktiebolaget LM Ericsson, B Shares	310,000	3,702,404

		27,060,335
Computers & Peripherals—1.4%
Apple, Inc.[1]	22,498	11,751,830
Internet Software & Services—0.9%
Google, Inc., Cl. A3	7,750	7,986,995
IT Services—0.9%
Accenture plc, Cl. A	35,000	2,572,500
International Business Machines Corp.	28,500	5,107,485

		7,679,985
Semiconductors & Semiconductor Equipment—0.8%
Xilinx, Inc.	150,000	6,813,000
Materials—3.1%
Chemicals—3.1%
Celanese Corp., Series A	251,500	14,086,515
Lyondellbasell Industries NV, Cl. A	163,400	12,189,640

		26,276,155
Telecommunication Services—1.0%
Diversified Telecommunication Services—1.0%
BCE, Inc.	202,000	8,793,060
Utilities—1.5%
Electric Utilities—1.5%
Cleco Corp.	75,000	3,475,500
Edison International	75,000	3,677,250
PPL Corp.	174,050	5,331,152

		12,483,902

Total Common Stocks (Cost $367,052,080)		437,162,546
Preferred Stocks—3.5%
M&T Bank Corp.: 5% Cum., Series A, Non-Vtg.	5,167	4,779,475
5% Cum., Series C, Non-Vtg.	7,500	6,555,000
M&T Capital Trust IV, 8.50% Cum., Non-Vtg.	8,124	207,812
PPL Corp., 8.75% Cv.	185,000	9,768,000
US Bancorp, 6% Non-Cum., Series G	300,000	8,151,000

Total Preferred Stocks (Cost $31,214,835)		29,461,287

OPPENHEIMER FLEXIBLE STRATEGIES FUND	17

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Asset-Backed Securities—11.1%
Airspeed Ltd., Airplane Receivables: Series 2007-1 A, Cl. G1, 0.444%, 6/15/32[2,4]	$28,522,155	$22,247,281
Series 2007-1 A, Cl. G2, 0.454%, 6/15/32[2,4]	8,200,120	6,437,094
Blade Engine Securitization Ltd., Airplane Receivables, Series 2006-1AW, Cl. A1, 0.474%, 9/15/41[2,4]	31,961,524	23,012,297
New Century Home Equity Loan Trust 2005-2, Asset-Backed Nts., Series 2005-2, Cl. M3, 0.66%, 6/25/35[4]	5,500,000	4,077,865
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-WCW3, Cl. M1, 0.65%, 8/25/35[4]	5,000,000	4,304,695
Saxon Asset Securities Trust 2007-3, Mtg. Loan Asset-Backed Certificates, Series 2007-3, Cl. 2A4, 0.66%, 9/25/47[4]	7,595,000	3,928,066
Structured Asset Securities Corp., Mtg. Loan Asset-Backed Certificates, Series 2007-GEL2, Cl. A2, 0.49%, 5/25/37[4]	35,500,000	30,441,073

Total Asset-Backed Securities (Cost $82,932,895)		94,448,371
Mortgage-Backed Obligations—2.8%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-R2, Cl. M1, 0.815%, 4/25/34[4]	3,645,765	3,298,094
Bear Stearns Asset-Backed Securities I Trust 2004-HE9, Asset-Backed Certificates, Series 2004-HE9, Cl. M2, 1.97%, 11/25/34[4]	8,761,242	6,282,678
First NLC Trust 2005-4, Mtg.-Backed Certificates, Series 2005-4, Cl. A4, 0.56%, 2/25/36[4]	11,003,000	7,209,166
Home Equity Asset Trust 2005-5, Mtg. Home Equity Pass-Through Certificates, Series 2005-5, Cl. M2, 0.68%, 11/25/35[4]	1,888,088	1,551,229
Home Equity Mortgage Loan Asset-Backed Trust, Home Equity Asset-Backed Certificates, Series INABS 2005-B, Cl. M3, 0.66%, 8/25/35[4]	1,298,061	863,404
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through Certificates, Series 2004-13, Cl. 2 A2, 2.643%, 4/1/34[4]	818,223	842,784
RAMP Series 2005-RS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2005-RS6, Cl. M2, 0.68%, 6/25/35[4]	944,044	869,574
Structured Asset Securities Corp., Mtg. Pass-Through Certificates, Series 2007-GEL2, Cl. A3, 0.62%, 5/25/37[4,5]	4,486,000	3,160,997

Total Mortgage-Backed Obligations (Cost $15,714,366)		24,077,926
Non-Convertible Corporate Bonds and Notes—4.3%
Clearwire Communications LLC/Clearwire Finance, 12% Sr. Sec. Nts., 12/1/15[5]	9,342,000	9,701,667
Goldman Sachs Capital, Inc. (The), 4% Unsec. Sub. Nts., 6/1/43[4]	999,000	741,758
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[5]	14,000,000	15,452,500
Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Nts.[4,6]	11,000,000	10,340,000

Total Non-Convertible Corporate Bonds and Notes (Cost $34,886,743)		36,235,925

18	OPPENHEIMER FLEXIBLE STRATEGIES FUND

	Principal Amount	Value
Convertible Corporate Bonds and Notes—1.3%
Amylin Pharmaceuticals, Inc., 3% Cv. Sr. Unsec. Nts., 6/15/14	$7,000,000	$7,242,130
SEACOR Holdings, Inc., 2.50% Cv. Sr. Unsec. Unsub. Nts., 12/15/27[5]	3,000,000	3,871,875

Total Convertible Corporate Bonds and Notes (Cost $9,929,376)		11,114,005
Corporate Loans—2.3%
Arch Coal, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 5/16/18[4]	7,444,901	7,234,352
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4%, 4/23/20[4,7]	4,987,500	4,996,408
Paperweight Development Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan: 5.75%, 6/28/19[4]	6,965,000	7,043,356
6.658%, 6/28/19[4]	17,500	17,697

Total Corporate Loans (Cost $19,445,435)		19,291,813

		Exercise Price	Expiration Date	Contracts
Exchange-Traded Options Purchased—0.2%
Standard & Poor’s 500 Index (The) Call[3]	USD	1,740.000	11/15/13	200	526,000
Standard & Poor’s 500 Index (The) Call[3]	USD	1,740.000	12/20/13	200	784,000

Total Exchange-Traded Options Purchased (Cost $539,214)					1,310,000

	Counterparty			Exercise Price	Expiration Date
Over-the-Counter Option Purchased—0.0%
JPY Currency Put[3] (Cost $390,000)	JPM		JPY	120.000	5/27/14	JPY	6,000,000,000	8,760
	Counterparty	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount
Over-the-Counter Interest Rate Swaptions Purchased—1.0%
Interest Rate Swap maturing 1/21/25 Call[3]	GSCOI	Receive	Six-Month JPY BBA LIBOR	2.000%	1/20/15	JPY	3,838,000,000	157,297
Interest Rate Swap maturing 1/25/26 Call[3]	GSCOI	Receive	Six-Month JPY BBA LIBOR	1.870	1/22/16	JPY	5,406,000,000	520,653
Interest Rate Swap maturing 2/28/27 Call[3]	JPM	Receive	Three-Month BBA LIBOR	4.500	2/27/17		50,000,000	2,067,072
Interest Rate Swap maturing 4/13/26 Call[3]	JPM	Receive	Three-Month BBA LIBOR	3.470	4/12/16		33,000,000	1,932,945
Interest Rate Swap maturing 4/27/26 Call[3]	JPM	Receive	Three-Month BBA LIBOR	3.370	4/26/16		30,000,000	1,911,262
Interest Rate Swap maturing 4/13/26 Call[3]	JPM	Receive	Three-Month BBA LIBOR	3.410	4/12/16		33,000,000	2,015,969

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $8,098,189)								8,605,198

OPPENHEIMER FLEXIBLE STRATEGIES FUND	19

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Structured Securities—0.3%
Africa Telecommunications, Media & Technology Fund 1 LLC[2] (Cost $10,000,000)	9,542,930	$2,576,591
Investment Companies—17.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.11%[8,9]	341,351	341,351
Oppenheimer Master Loan Fund, LLC[8]	8,288,014	115,514,058
Oppenheimer Short Duration Fund, Cl. Y8	3,016,273	30,223,054
SPDR Gold Trust[3]	30,900	3,947,166

Total Investment Companies (Cost $149,748,499)		150,025,629
Total Investments, at Value (Cost $729,951,632)	96.1%	814,318,051
Other Assets Net of Liabilities	3.9	32,913,096

Net Assets	100.0%	$847,231,147

Footnotes to Consolidated Statement of Investments

Exercise price and notional amount is reported in U.S. Dollars, except for those denoted in the following currency:

JPY	Japanese Yen

1. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $58,906,114. See Note 1 of the accompanying Consolidated Notes.

2. Restricted security. The aggregate value of restricted securities as of October 31, 2013 was $61,578,263, which represents 7.27% of the Fund’s net assets. See Note 7 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Africa Telecommunications, Media & Technology Fund 1 LLC	4/20/11	$10,000,000	$2,576,591	$(7,423,409)
Airspeed Ltd., Airplane Receivables, Series 2007-1A, Cl. G1, 0.444%, 6/15/32	1/9/13-7/10/13	21,917,806	22,247,281	329,475
Airspeed Ltd., Airplane Receivables, Series 2007-1A, Cl. G2, 0.454%, 6/15/32	1/9/13-1/25/13	6,591,100	6,437,094	(154,006)
Blade Engine Securitization Ltd., Airplane Receivables, Series 2006-1AW, Cl. A1, 0.474%, 9/15/41	4/19/13-5/29/13	23,757,451	23,012,297	(745,154)
Bond Street Holdings LLC, Cl. A	11/4/09	7,500,000	5,625,000	(1,875,000)
Bond Street Holdings LLC, Cl. B, Non-Vtg.	11/4/09	2,400,000	1,680,000	(720,000)

		$72,166,357	$61,578,263	$(10,588,094)

3. Non-income producing security.

4. Represents the current interest rate for a variable or increasing rate security.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $32,187,039 or 3.80% of the Fund’s net assets as of October 31, 2013.

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after October 31, 2013. See Note 1 of the accompanying Consolidated Notes.

20	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Footnotes to Consolidated Statement of Investments Continued

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2012	Gross Additions	Gross Reductions	Shares October 31, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	230,425,592	261,027,159	491,111,400	341,351
Oppenheimer Master Loan Fund, LLC	8,288,014	—	—	8,288,014
Oppenheimer Short Duration Fund, Cl. Y	2,006,223	1,010,050	—	3,016,273

		Value	Income	Realized Gain
Oppenheimer Institutional Money Market Fund, Cl. E		$341,351	$164,529	$—
Oppenheimer Master Loan Fund, LLC		115,514,058	7,792,338 [a]	1,588,214 [a]
Oppenheimer Short Duration Fund, Cl. Y		30,223,054	120,702	—

		$146,078,463	$8,077,569	$1,588,214

a. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

9. Rate shown is the 7-day yield as of October 31, 2013.

	Shares Sold Short	Value
Securities Sold Short—(23.5)%
Common Stock Securities Sold Short—(19.6)%
ADT Corp. (The)	(91,000)	$(3,946,670)
Aeropostale, Inc.[3]	(300)	(2,787)
Aflac, Inc.	(139,000)	(9,032,220)
Air Lease Corp.	(176,000)	(5,174,400)
Aircastle Ltd.	(165,000)	(3,113,550)
Assurant, Inc.	(63,500)	(3,713,480)
BHP Billiton Ltd., Sponsored ADR	(98,000)	(6,927,620)
BJ’s Restaurants, Inc.[3]	(117,700)	(3,184,962)
Boeing Co. (The)	(29,000)	(3,784,500)
Camden Property Trust	(60,000)	(3,852,000)
Caterpillar, Inc.	(86,000)	(7,168,960)
CBL & Associates Properties, Inc.	(179,000)	(3,545,990)
Chesapeake Energy Corp.	(417,000)	(11,659,320)
City National Corp.	(50,000)	(3,605,500)
Cliffs Natural Resources, Inc.	(479,000)	(12,300,720)
Comerica, Inc.	(186,000)	(8,053,800)
Commerce Bancshares, Inc.	(66,150)	(3,043,562)
Daido Steel Co. Ltd.	(233,000)	(1,340,209)
E.I. du Pont de Nemours & Co.	(67,000)	(4,100,400)
First Niagara Financial Group, Inc.	(400,000)	(4,412,000)
FirstMerit Corp.	(155,000)	(3,481,300)

OPPENHEIMER FLEXIBLE STRATEGIES FUND	21

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

Footnotes to Consolidated Statement of Investments Continued

	Shares Sold Short	Value
Common Stock Securities Sold Short Continued
FMC Technologies, Inc.[3]	(51,000)	$ (2,578,050)
Glimcher Realty Trust	(364,000)	(3,731,000)
JDS Uniphase Corp.[3]	(159,000)	(2,081,310)
Kohl’s Corp.	(94,000)	(5,339,200)
Montpelier Re Holdings Ltd.	(120,000)	(3,313,200)
Pennsylvania Real Estate Investment Trust	(430,000)	(7,795,900)
Quicksilver Resources, Inc.[3]	(598,734)	(1,281,291)
Rio Tinto plc, Sponsored ADR	(55,000)	(2,788,500)
Rockwell Automation, Inc.	(60,500)	(6,679,805)
Rosetta Resources, Inc.[3]	(75,000)	(4,495,500)
Rouse Properties, Inc.	(125,392)	(2,535,426)
SanDisk Corp.	(97,500)	(6,776,250)
SandRidge Energy, Inc.[3]	(200,000)	(1,268,000)
Southern Copper Corp.	(195,000)	(5,450,250)
Walter Industries, Inc.	(90,000)	(1,430,100)
Weingarten Realty Investors	(92,000)	(2,919,160)

Total Common Stock Securities Sold Short (Proceeds $143,974,766)		(165,906,892)
	Principal Amount Sold Short
Non-Convertible Corporate Bonds and Notes Securities Sold Short— (1.2)%
Arch Coal, Inc., 8.75% Sr. Unsec. Unsub. Nts., 8/1/16 (Proceeds $10,400,000)	(10,000,000)	(10,050,000)
Convertible Corporate Bonds and Notes Securities Sold Short—(2.0)%
Alpha Appalachia Holdings, Inc., 3.25% Cv. Sr. Unsec. Unsub. Nts., 8/1/15 (Proceeds $17,087,500)	(18,000,000)	(17,190,000)

	Shares Sold Short
Investment Company Security Sold Short—(0.7)%
SPDR S&P Retail Exchange Traded Fund (Proceeds $3,874,377)	(65,500)	(5,513,134)

Total Securities Sold Short (Proceeds $175,336,643)		$ (198,660,026)

Forward Currency Exchange Contracts as of October 31, 2013:
Counterparty	Settlement Month(s)	Currency Purchased (000’s)	Currency Sold (000’s)	Unrealized Depreciation
GOL-EM	1/2014	AUD 19,760	USD 18,618	$ 56,880
GSCO-OT	1/2014	USD 4,963	AUD 5,300	15,780
SST	1/2014	USD 13,435	AUD 14,460	147,079
SST	1/2014	USD 43,192	EUR 32,000	262,065

Total unrealized depreciation				$481,804

22	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Footnotes to Consolidated Statement of Investments Continued

Futures Contracts as of October 31, 2013 are as follows:
Contract Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Unrealized Depreciation
Corn	CBT	Buy	12/13/13	80	$ 477,090
Euro BTP	EUX	Sell	12/6/13	43	247,183
Soybean	CBT	Buy	11/14/14	32	129,389
U.S. Treasury Nts., 10 yr.	CBT	Sell	12/19/13	112	416,623

					$1,270,285

Over-the-Counter Credit Default Swaps at October 31, 2013:
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value
CDX North America Investment Grade Index, Series 20	JPM	Sell	1.000%	6/20/18	$25,000	$(118,806)	$427,810
Federal Republic of Germany	GSCOI	Buy	0.250	12/20/16	50,000	(1,804,216)	(259,869)
ITRAXX Europe, Series 19, Version 1	JPM	Buy	1.000	6/20/18	EUR 19,490	(332,086)	(327,508)
Republic of Austria	GSCOI	Buy	1.000	12/20/16	25,000	(874,393)	(712,696)
Republic of France	GSCOI	Buy	0.250	12/20/16	25,000	(1,910,232)	30,560
Republic of Italy	GSCOI	Buy	1.000	9/20/18	30,000	(2,689,419)	1,401,037
Republic of Italy	BAC	Buy	1.000	9/20/18	15,000	(1,316,379)	700,518

Total of Over-the-Counter Credit Default Swaps						$(9,045,531)	$1,259,852

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt Indexes	$25,000,000	$—	BBB+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	23

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

Footnotes to Consolidated Statement of Investments Continued

Over-the-Counter Total Return Swap Contracts at October 31, 2013:
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value
Total Return on a Custom Basket of Securities	GSCOI	Receive if negative, pay if positive	Daily EUR EONIA minus 75 basis points	11/18/13	EUR 15,297	$(465,231)
Total Return of The Blackstone Group LP	GSCOI	Receive if positive, pay if negative	Five-Month USD BBA LIBOR plus 58 basis points	12/9/13	2,529	705,676
Total Return of The Blackstone Group LP	GSCO-OT	Receive if positive, pay if negative	Eight-Month USD BBA LIBOR plus 58 basis points	12/9/13	2,805	898,230

Total of Over-the-Counter Total Return Swaps						$1,138,675

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:

Counterparty Abbreviations

BAC	Barclays Bank plc
GOL-EM	Goldman Sachs & Co.
GSCO-OT	Goldman Sachs Bank USA
GSCOI	Goldman Sachs International
JPM	JPMorgan Chase Bank NA
SST	State Street Bank

Currency abbreviations indicate amounts reporting in currencies

AUD	Australian Dollar
EUR	Euro
JPY	Japanese Yen

Definitions

BBA LIBOR	British Bankers’ Association London -Interbank Offered Rate
EONIA	Euro OverNight Index Average

iTraxx Europe

Series 19 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities

Exchange Abbreviations

CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
EUX	European Stock Exchanges

See accompanying Consolidated Notes to Financial Statements.

24	OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES    October 31, 2013

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $584,170,460)	$668,239,588
Affiliated companies (cost $145,781,172)	146,078,463
814,318,051
Cash	24,507,390
Cash—foreign currencies (cost $861,408)	775,959
Cash used for collateral on futures	650,204
Deposits with broker for securities sold short	201,067,170
Swaps, at value (premiums paid $6,034,836)	4,163,831
Receivables and other assets:
Investments sold	7,246,937
Interest and dividends	3,494,024
Shares of beneficial interest sold	106,897
Variation margin receivable	17,500
Other	352,992
Total assets	1,056,700,955
Liabilities
Short positions, at value (proceeds of $175,336,643)—see accompanying statement of investments	198,660,026
Unrealized depreciation on foreign currency exchange contracts	481,804
Swaps, at value (premiums paid $3,010,695)	1,765,304
Payables and other liabilities:
Investments purchased (including $1,305,092 purchased on a when-issued or delayed delivery basis)	6,090,656
Shares of beneficial interest redeemed	1,562,517
Trustees’ compensation	284,518
Transfer and shareholder servicing agent fees	195,496
Distribution and service plan fees	178,039
Shareholder communications	136,361
Variation margin payable	56,727
Other	58,360
Total liabilities	209,469,808
Net Assets	$847,231,147
Composition of Net Assets
Par value of shares of beneficial interest	$352,736
Additional paid-in capital	876,514,058
Accumulated net investment income	8,216,591
Accumulated net realized loss on investments and foreign currency transactions	(90,564,811)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	52,712,573
Net Assets	$847,231,147

OPPENHEIMER FLEXIBLE STRATEGIES FUND	25

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES    Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $668,235,220 and 27,293,575 shares of beneficial interest outstanding)	$24.48
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$25.97
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $34,345,807 and 1,555,595 shares of beneficial interest outstanding)	$22.08
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $112,993,130 and 5,108,581 shares of beneficial interest outstanding)	$22.12
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,315 and 411 shares of beneficial interest outstanding)	$25.09
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $20,409,803 and 866,946 shares of beneficial interest outstanding)	$23.54
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $11,236,872 and 448,523 shares of beneficial interest outstanding)	$25.05

See accompanying Consolidated Notes to Financial Statements.

26	OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF OPERATIONS    For the Year Ended October 31, 2013

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$7,787,792
Dividends	4,546
Net expenses	(406,736)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	7,385,602
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $191,514)	12,827,954
Affiliated companies	285,231
Interest	8,644,131
Other income	30,505
Total investment income	21,787,821
Expenses
Management fees	7,876,419
Distribution and service plan fees:
Class A	1,754,015
Class B	398,796
Class C	1,218,895
Class N	118,135
Transfer and shareholder servicing agent fees:
Class A	1,738,375
Class B	193,628
Class C	321,042
Class I	2
Class N	76,137
Class Y	30,464
Shareholder communications:
Class A	212,830
Class B	24,729
Class C	37,056
Class I	2
Class N	5,609
Class Y	1,890
Dividends on short sales	4,444,918
Interest on short sales	860,025
Financing expense from short sales	191,630
Trustees’ compensation	32,222
Custodian fees and expenses	8,656
Other	206,628
Total expenses	19,752,103
Less waivers and reimbursements of expenses	(715,839)
Net expenses	19,036,264
Net Investment Income	10,137,159

1. The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 1 of the accompanying Consolidated Notes.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	27

CONSOLIDATED STATEMENT OF OPERATIONS    Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$61,987,289
Closing and expiration of futures contracts	(159,607)
Foreign currency transactions	275,861
Short positions	(28,995,467)
Swap contracts	(8,074,526)
Net realized gain (loss) allocated from:
Oppenheimer Master Loan Fund, LLC	1,588,214
Net realized gain	26,621,764
Net change in unrealized appreciation/depreciation on:
Investments	20,458,583
Translation of assets and liabilities denominated in foreign currencies	(582,084)
Futures contracts	(947,124)
Short positions	(10,848,637)
Swap contracts	(1,288,629)
Net change in unrealized appreciation/deprecation allocated from:
Oppenheimer Master Loan Fund, LLC	(809,624)
Net change in unrealized appreciation/depreciation	5,982,485
Net Increase in Net Assets Resulting from Operations	$42,741,408

See accompanying Consolidated Notes to Financial Statements.

28	OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2013	Year Ended October 31, 2012[1]
Operations
Net investment income	$10,137,159	$386,038
Net realized gain (loss)	26,621,764	(120,540,840)
Net change in unrealized appreciation/depreciation	5,982,485	112,845,413
Net increase (decrease) in net assets resulting from operations	42,741,408	(7,309,389)
Dividends and/or Distributions to Shareholders
Distributions from net realized gain:
Class A	—	(82,912,376)
Class B	—	(5,953,214)
Class C	—	(17,407,886)
Class N	—	(3,412,728)
Class Y	—	(3,279,331)
	—	(112,965,535)
Tax return of capital distribution:
Class A	—	(414,116)
Class B	—	(29,734)
Class C	—	(86,946)
Class N	—	(17,045)
Class Y	—	(16,379)
	—	(564,220)
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(140,308,061)	(163,327,040)
Class B	(14,031,285)	(14,871,029)
Class C	(27,694,063)	(44,290,029)
Class I	10,000	—
Class N	(7,842,250)	(9,027,532)
Class Y	(5,596,759)	(33,711,943)
	(195,462,418)	(265,227,573)
Net Assets
Total decrease	(152,721,010)	(386,066,717)
Beginning of period	999,952,157	1,386,018,874
End of period (including accumulated net investment income (loss) of $8,216,591 and $(2,783,141), respectively)	$847,231,147	$999,952,157

1. Certain amounts have been restated to reflect achange in method of accounting. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	29

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2013	Year Ended October 31, 2012[1]	Year Ended October 31, 2011	Year Ended October 29, 2010[2]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$23.35	$25.55	$26.01	$24.46	$23.15
Income (loss) from investment operations:
Net investment income (loss)[3]	.30	.04	(.17)	(.11)	(.03)
Net realized and unrealized gain (loss)	.83	(.10)	.22	1.66	2.19
Total from investment operations	1.13	(.06)	.05	1.55	2.16
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gain	—	(2.13)	(.51)	—	(.79)
Tax return of capital distribution	—	(.01)	—	—	(.06)
Total dividends and/or distributions to shareholders	—	(2.14)	(.51)	—	(.85)
Net asset value, end of period	$24.48	$23.35	$25.55	$26.01	$24.46
Total Return, at Net Asset Value[4]	4.84%	0.03%	0.14%	6.34%	9.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$668,235	$774,007	$1,024,109	$1,229,920	$1,340,846
Average net assets (in thousands)	$721,521	$870,856	$1,165,257	$1,297,058	$1,206,192
Ratios to average net assets:[5]
Net investment income (loss)	1.25%[6]	0.19%[6]	(0.65)%	(0.44)%	(0.13)%
Total expenses[7]	2.04%[6]	1.85%[6]	1.57%	1.43%	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.97%[6]	1.78%[6]	1.52%	1.38%	1.43%
Portfolio turnover rate	76%	212%	181%	58%	117%

1. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

2. October 29, 2010 represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Total expenses including all underlying fund expenses were as follows:

Year Ended October 31, 2013	2.06%
Year Ended October 31, 2012	1.90%
Year Ended October 31, 2011	1.62%
Year Ended October 29, 2010	1.48%
Year Ended October 31, 2009	1.53%

See accompanying Consolidated Notes to Financial Statements.

30	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Class B	Year Ended October 31, 2013	Year Ended October 31, 2012[1]	Year Ended October 31, 2011	Year Ended October 29, 2010[2]	Year Ended October 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$21.25	$23.63	$24.32	$23.07	$22.08
Income (loss) from investment operations:
Net investment income (loss)[3]	.08	(.15)	(.38)	(.31)	(.23)
Net realized and unrealized gain (loss)	.75	(.09)	.20	1.56	2.07
Total from investment operations	.83	(.24)	(.18)	1.25	1.84
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gain	—	(2.13)	(.51)	—	(.79)
Tax return of capital distribution	—	(.01)	—	—	(.06)
Total dividends and/or distributions to shareholders	—	(2.14)	(.51)	—	(.85)
Net asset value, end of period	$22.08	$21.25	$23.63	$24.32	$23.07
Total Return, at Net Asset Value[4]	3.91%	(0.79)%	(0.81)%	5.42%	8.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,346	$46,780	$68,426	$91,209	$107,366
Average net assets (in thousands)	$40,057	$56,004	$82,022	$98,421	$97,044
Ratios to average net assets:[5]
Net investment income (loss)	0.35%[6]	(0.70)%[6]	(1.55)%	(1.34)%	(1.04)%
Total expenses[7]	3.06%[6]	2.85%[6]	2.57%	2.43%	2.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.86%[6]	2.67%[6]	2.43%	2.29%	2.34%
Portfolio turnover rate	76%	212%	181%	58%	117%

1. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

2. October 29, 2010 represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Total expenses including all underlying fund expenses were as follows:

Year Ended October 31, 2013	3.08%
Year Ended October 31, 2012	2.90%
Year Ended October 31, 2011	2.62%
Year Ended October 29, 2010	2.48%
Year Ended October 31, 2009	2.54%

See accompanying Consolidated Notes to Financial Statements.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	31

CONSOLIDATED FINANCIAL HIGHLIGHTS    Continued

Class C	Year Ended October 31, 2013	Year Ended October 31, 2012[1]	Year Ended October 31, 2011	Year Ended October 29, 2010[2]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$21.26	$23.62	$24.27	$22.99	$21.98
Income (loss) from investment operations:
Net investment income (loss)[3]	.10	(.12)	(.35)	(.28)	(.20)
Net realized and unrealized gain (loss)	.76	(.10)	.21	1.56	2.06
Total from investment operations	.86	(.22)	(.14)	1.28	1.86
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gain	—	(2.13)	(.51)	—	(.79)
Tax return of capital distribution	—	(.01)	—	—	(.06)
Total dividends and/or distributions to shareholders	—	(2.14)	(.51)	—	(.85)
Net asset value, end of period	$22.12	$21.26	$23.62	$24.27	$22.99
Total Return, at Net Asset Value[4]	4.05%	(0.71)%	(0.64)%	5.57%	9.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$112,993	$135,750	$199,765	$247,138	$253,051
Average net assets (in thousands)	$122,514	$160,258	$233,997	$259,581	$194,014
Ratios to average net assets:[5]
Net investment income (loss)	0.48%[6]	(0.59)%[6]	(1.40)%	(1.20)%	(0.93)%
Total expenses[7]	2.81%[6]	2.62%[6]	2.32%	2.18%	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.74%[6]	2.55%[6]	2.27%	2.13%	2.19%
Portfolio turnover rate	76%	212%	181%	58%	117%

1. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

2. October 29, 2010 represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Total expenses including all underlying fund expenses were as follows:

Year Ended October 31, 2013	2.83%
Year Ended October 31, 2012	2.67%
Year Ended October 31, 2011	2.37%
Year Ended October 29, 2010	2.23%
Year Ended October 31, 2009	2.29%

See accompanying Consolidated Notes to Financial Statements.

32	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Class I	Period Ended October 31, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$24.32
Income (loss) from investment operations:
Net investment income[2]	.34
Net realized and unrealized gain	.43

Total from investment operations	.77
Dividends and/or distributions to shareholders:
Dividends from net investment income	—
Distributions from net realized gain	—
Tax return of capital distribution	—

Total dividends and/or distributions to shareholders	—
Net asset value, end of period	$25.09

Total Return, at Net Asset Value[3]	3.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4,5]
Net investment income	2.07%
Total expenses[6]	1.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.79%
Portfolio turnover rate	76%

1. For the period from February 28, 2013 (inception of offering) to October 31, 2013. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including all underlying fund expenses were as follows:

Period Ended October 31, 2013	1.88%

See accompanying Consolidated Notes to Financial Statements.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	33

CONSOLIDATED FINANCIAL HIGHLIGHTS    Continued

Class N	Year Ended October 31, 2013	Year Ended October 31, 2012[1]	Year Ended October 31, 2011	Year Ended October 29, 2010[2]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$22.53	$24.80	$25.34	$23.91	$22.72
Income (loss) from investment operations:
Net investment income (loss)[3]	.21	(.03)	(.24)	(.19)	(.12)
Net realized and unrealized gain (loss)	.80	(.10)	.21	1.62	2.16
Total from investment operations	1.01	(.13)	(.03)	1.43	2.04
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gain	—	(2.13)	(.51)	—	(.79)
Tax return of capital distribution	—	(.01)	—	—	(.06)
Total dividends and/or distributions to shareholders	—	(2.14)	(.51)	—	(.85)
Net asset value, end of period	$23.54	$22.53	$24.80	$25.34	$23.91
Total Return, at Net Asset Value[4]	4.48%	(0.27)%	(0.18)%	5.98%	9.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,410	$27,181	$39,916	$46,237	$36,363
Average net assets (in thousands)	$23,822	$33,095	$45,004	$43,184	$25,939
Ratios to average net assets:[5]
Net investment income (loss)	0.92%[6]	(0.14)%[6]	(0.95)%	(0.79)%	(0.52)%
Total expenses[7]	2.36%[6]	2.18%[6]	1.87%	1.77%	1.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.29%[6]	2.11%[6]	1.82%	1.71%	1.77%
Portfolio turnover rate	76%	212%	181%	58%	117%

1. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

2. October 29, 2010 represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Total expenses including all underlying fund expenses were as follows:

Year Ended October 31, 2013	2.38%
Year Ended October 31, 2012	2.23%
Year Ended October 31, 2011	1.92%
Year Ended October 29, 2010	1.82%
Year Ended October 31, 2009	1.88%

See accompanying Consolidated Notes to Financial Statements.

34	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Class Y	Year Ended October 31, 2013	Year Ended October 31, 2012[1]	Year Ended October 31, 2011	Year Ended October 29, 2010[2]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$23.84	$25.97	$26.35	$24.70	$23.30
Income (loss) from investment operations:
Net investment income (loss)[3]	.38	.10	(.09)	(.04)	.02
Net realized and unrealized gain (loss)	.83	(.09)	.22	1.69	2.23
Total from investment operations	1.21	.01	.13	1.65	2.25
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gain	—	(2.13)	(.51)	—	(.79)
Tax return of capital distribution	—	(.01)	—	—	(.06)
Total dividends and/or distributions to shareholders	—	(2.14)	(.51)	—	(.85)
Net asset value, end of period	$25.05	$23.84	$25.97	$26.35	$24.70
Total Return, at Net Asset Value[4]	5.08%	0.32%	0.45%	6.68%	10.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,237	$16,234	$53,803	$50,445	$37,726
Average net assets (in thousands)	$12,213	$28,561	$58,196	$50,667	$32,544
Ratios to average net assets:[5]
Net investment income (loss)	1.52%[6]	0.41%[6]	(0.34)%	(0.14)%	0.10%
Total expenses[7]	1.79%[6]	1.60%[6]	1.25%	1.11%	1.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.72%[6]	1.53%[6]	1.20%	1.06%	1.13%
Portfolio turnover rate	76%	212%	181%	58%	117%

1. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

2. October 29, 2010 represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Total expenses including all underlying fund expenses were as follows:

Year Ended October 31, 2013	1.81%
Year Ended October 31, 2012	1.65%
Year Ended October 31, 2011	1.30%
Year Ended October 29, 2010	1.16%
Year Ended October 31, 2009	1.23%

See accompanying Consolidated Notes to Financial Statements.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    October 31, 2013

1. Significant Accounting Policies

Oppenheimer Flexible Strategies Fund (the “Fund”), a series of Oppenheimer Quest For Value Funds, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek growth of capital. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a subadvisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class I shares were first publicly offered on February 28, 2013.

The following is a summary of significant accounting policies consistently followed by the Fund.

Change in Method of Accounting. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. Prior to October 31, 2013, the Subsidiary was shown as an investment of the Fund on the Statement of Investments and the financial statements of the Subsidiary were presented along with the Fund. The staff of the Securities and Exchange Commission has recently commented on their preference to have wholly-owned Cayman investment funds consolidated into the parent fund’s financial statements. Management of the Fund implemented the change in policy because it is a more effective method of providing transparency into the Fund’s holdings and operations. Accordingly, as a result of the change in method of accounting, the Fund consolidates the assets and liabilities as well as the operations of the Subsidiary within its financial statements.

36	OPPENHEIMER FLEXIBLE STRATEGIES FUND

The result of the policy change did not have an impact on total net assets of the Fund, however it resulted in the following changes to the financial statements. As of the beginning of the Fund’s fiscal period, the financial statement line items on the Consolidated Statement of Assets and Liabilities were affected by the change as follows: cash increased $2,637,301; payables and other liabilities increased $17,607 and investments at value, wholly-owned subsidiary decreased $2,619,694. For the year October 31, 2013, the financial statement line items on the Consolidated Statements of Operations and Changes in Net Assets were affected by the change as follows: net investment income includes a net investment loss from the Subsidiary of $101,862 and net change in unrealized appreciation includes $626,640 of negative change experienced by the Subsidiary. For the year ended October 31, 2012, the following changes were made to the Consolidated Statement of Changes in Net Assets: net investment income decreased $22,232; net realized loss increased $108,074 and net change in unrealized appreciation increased by $130,306. The changes to the Consolidated Financial Highlights were immaterial.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $264,248,953. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of October 31, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$1,305,092

Investment in Oppenheimer Flexible Strategies Fund (Cayman) Ltd. The Fund may invest up to 25% of its total assets in Oppenheimer Flexible Strategies Fund (Cayman) Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked derivatives (including commodity related futures, options and swap contracts), exchange traded funds and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject

38	OPPENHEIMER FLEXIBLE STRATEGIES FUND

to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. For the year ended October 31, 2013, the Subsidiary has a deficit of $688,741 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At October 31, 2013, the Fund owned 7,500 shares of the subsidiary with a value of $10,164,789.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses,

OPPENHEIMER FLEXIBLE STRATEGIES FUND	39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

40	OPPENHEIMER FLEXIBLE STRATEGIES FUND

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$88,770,852	$51,026,694

1. As of October 31, 2013, the Fund had $88,770,852 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
No expiration	$88,770,852

2. During the fiscal year ended October 31, 2013, the Fund utilized $36,560,232 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended October 31, 2012, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for October 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$8,878,797	$862,573	$8,016,224

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 was as follows:

	Year Ended October 31, 2013	Year Ended October 31, 2012
Distributions paid from:
Ordinary income	$—	$41,616,510
Long-term capital gain	—	71,349,025
Return of capital	—	564,220

Total	$—	$113,529,755

OPPENHEIMER FLEXIBLE STRATEGIES FUND	41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$731,283,349
Federal tax cost of other investments	(25,098,365)

Total federal tax cost	$706,184,984

Gross unrealized appreciation	$129,872,594
Gross unrealized depreciation	(78,845,900)

Net unrealized appreciation	$51,026,694

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended October 31, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$5,312
Payments Made to Retired Trustees	25,836
Accumulated Liability as of October 31, 2013	191,542

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend

42	OPPENHEIMER FLEXIBLE STRATEGIES FUND

date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

44	OPPENHEIMER FLEXIBLE STRATEGIES FUND

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at

OPPENHEIMER FLEXIBLE STRATEGIES FUND	45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

46	OPPENHEIMER FLEXIBLE STRATEGIES FUND

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of October 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$43,373,843	$—	$—	$43,373,843
Consumer Staples	25,287,850	—	—	25,287,850
Energy	65,526,501	—	—	65,526,501
Financials	64,298,999	7,305,000	—	71,603,999
Health Care	48,415,399	4,835,571	—	53,250,970
Industrials	69,274,121	—	—	69,274,121
Information Technology	57,589,741	3,702,404	—	61,292,145
Materials	26,276,155	—	—	26,276,155
Telecommunication Services	8,793,060	—	—	8,793,060
Utilities	12,483,902	—	—	12,483,902
Preferred Stocks	11,334,475	18,126,812	—	29,461,287
Asset-Backed Securities	—	71,436,074	23,012,297	94,448,371
Mortgage-Backed Obligations	—	24,077,926	—	24,077,926
Non-Convertible Corporate Bonds and Notes	—	36,235,925	—	36,235,925
Convertible Corporate Bonds and Notes	—	11,114,005	—	11,114,005
Corporate Loans	—	19,291,813	—	19,291,813
Exchange-Traded Options Purchased	1,310,000	—	—	1,310,000
Over-the-Counter Option Purchased	—	8,760	—	8,760
Over-the-Counter Interest Rate Swaptions Purchased	—	8,605,198	—	8,605,198
Structured Securities	—	—	2,576,591	2,576,591
Investment Companies	34,511,571	115,514,058	—	150,025,629

Total Investments, at Value	468,475,617	320,253,546	25,588,888	814,318,051
Other Financial Instruments:
Swaps, at value	—	4,163,831	—	4,163,831
Variation margin receivable	17,500	—	—	17,500

Total Assets	$468,493,117	$324,417,377	$25,588,888	$818,499,382

OPPENHEIMER FLEXIBLE STRATEGIES FUND	47

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(163,136,583)	$(2,770,309)	$—	$(165,906,892)
Non-Convertible Corporate Bonds and Notes Securities Sold Short	—	(10,050,000)	—	(10,050,000)
Convertible Corporate Bonds and Notes Securities Sold Short	—	(17,190,000)	—	(17,190,000)
Investment Company Security Sold Short	(5,513,134)	—	—	(5,513,134)
Swaps, at value	—	(1,765,304)	—	(1,765,304)
Foreign currency exchange contracts	—	(481,804)	—	(481,804)
Variation margin payable	(56,727)	—	—	(56,727)

Total Liabilities	$(168,706,444)	$(32,257,417)	$—	$(200,963,861)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Preferred Stocks	$(209,518)	$209,518

Total Assets	$(209,518)	$209,518

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$2,058,671	$(2,058,671)

Total Liabilities	$2,058,671	$(2,058,671)

* Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

48	OPPENHEIMER FLEXIBLE STRATEGIES FUND

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of October 31, 2012	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[1]	Purchases	Value as of October 31, 2013
Assets Table Investments, at Value:
Asset-Backed Securities	$—	$(1,672,873)	$105,923	$24,579,247	$23,012,297
Structured Securities	2,719,735	(143,144)	—	—	2,576,591

Total Assets	$2,719,735	$(1,816,017)	$105,923	$24,579,247	$25,588,888

1. Included in net investment income.

The total change in unrealized appreciation/depreciation included in the Consolidated Statement of Operations attributable to level 3 investments still held at October 31, 2013 includes:

Change in unrealized appreciation/depreciation
Asset-Backed Securities	$(1,672,873)
Structured Securities	(143,144)

Total	$(1,816,017)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of October 31, 2013:

	Value as of October 31, 2013	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Asset-Backed Securities	$23,012,297	Broker quotes	N/A	N/A	N/Aa
Structured Securities	2,576,591	Discount to offer price	Discount rate Offer price	N/A N/A	$40%[b] 0.45/share

Total	$25,588,888

a. The Fund fair values certain asset-backed securities using broker-dealer price quotations provided on a daily basis. The Manager periodically reviews broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the broker.

b. The Fund fair values certain structured securities at a discount to the last offer price to reflect the age of the offer, uncertainty of the sales price as compared to the offer price, and illiquidity. A significant decrease (increase) to the discount rate, or a significant increase (decrease) to the offer price, will result in a significant increase (decrease) to the fair value of the investment.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	49

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2013[1]		Year Ended October 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	1,628,620	$39,070,980	2,130,074	$49,452,617
Dividends and/or distributions reinvested	—	—	3,529,272	79,938,012
Redeemed	(7,478,759)	(179,379,041)	(12,602,561)	(292,717,669)

Net decrease	(5,850,139)	$(140,308,061)	(6,943,215)	$(163,327,040)

Class B
Sold	30,166	$657,593	213,330	$4,529,647
Dividends and/or distributions reinvested	—	—	281,995	5,857,047
Redeemed	(676,245)	(14,688,878)	(1,189,216)	(25,257,723)

Net decrease	(646,079)	$(14,031,285)	(693,891)	$(14,871,029)

Class C
Sold	458,878	$10,004,823	621,539	$13,186,124
Dividends and/or distributions reinvested	—	—	761,423	15,814,760
Redeemed	(1,735,128)	(37,698,886)	(3,455,280)	(73,290,913)

Net decrease	(1,276,250)	$(27,694,063)	(2,072,318)	$(44,290,029)

Class I
Sold	411	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	411	$10,000	—	$—

Class N
Sold	127,722	$2,948,706	200,567	$4,531,243
Dividends and/or distributions reinvested	—	—	147,407	3,231,159
Redeemed	(467,256)	(10,790,956)	(751,225)	(16,789,934)

Net decrease	(339,534)	$(7,842,250)	(403,251)	$(9,027,532)

Class Y
Sold	196,189	$4,864,663	213,154	$4,992,881
Dividends and/or distributions reinvested	—	—	119,803	2,763,856
Redeemed	(428,730)	(10,461,422)	(1,723,866)	(41,468,680)

Net decrease	(232,541)	$(5,596,759)	(1,390,909)	$(33,711,943)

1. For the year ended October 31, 2013 for Class A, Class B, Class C, Class N and Class Y shares, and for the period from February 28, 2013 (inception of offering) to October 31, 2013 for Class I shares.

50	OPPENHEIMER FLEXIBLE STRATEGIES FUND

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended October 31, 2013, were as follows:

	Purchases	Sales
Investment securities	$507,860,609	$673,965,675

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1.0 billion	0.85%
Next $500 million	0.80
Next $500 million	0.75
Next $500 million	0.70
Next $500 million	0.65
Next $500 million	0.60
Next $500 million	0.55
Over $4.0 billion	0.50

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	51

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2013 were as follows:

Class C	$12,211,999
Class N	1,101,718

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
October 31, 2013	$154,627	$978	$76,850	$5,338	$83

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the

52	OPPENHEIMER FLEXIBLE STRATEGIES FUND

management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the year ended October 31, 2013, the Manager waived $55,444.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the year ended October 31, 2013, the Manager waived fees and/or reimbursed the Fund $534,790 for management fees.

Effective October 1, 2013, the Manager, upon discussion with the Board, has voluntarily agreed to reduce its management fee by 0.10% of the Fund’s daily net assets until the Fund’s trailing one-year total performance is out of the 5th quintile of the Fund’s Morningstar peer group as measured at the end of each calendar quarter. After that, the Manager will voluntarily reduce its management fee by 0.05% of the Fund’s daily net assets until the Fund’s trailing one-year performance is out of the 4th quintile of the Fund’s Morningstar peer group as measured at the end of each calendar quarter. During the year ended October 31, 2013 the Manager reimbursed the Fund $72,176.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the year ended October 31, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$53,429

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	53

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease

54	OPPENHEIMER FLEXIBLE STRATEGIES FUND

exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the year ended October 31, 2013, the Fund had daily average contract amounts on forward contracts to buy and sell of $6,637,880 and $68,860,882, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures

OPPENHEIMER FLEXIBLE STRATEGIES FUND	55

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

During the year ended October 31, 2013, the Fund had an ending monthly average market value of $3,299,427 and $12,603,879 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

56	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended October 31, 2013, the Fund had an ending monthly average market value of $396,248 and $249,985 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of October 31, 2013, the Fund had no outstanding written options.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	57

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Consolidated Statement of Assets and Liabilities. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the

58	OPPENHEIMER FLEXIBLE STRATEGIES FUND

buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the year ended October 31, 2013, the Fund had ending monthly average notional amounts of $148,738,266 and $17,307,692 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price

OPPENHEIMER FLEXIBLE STRATEGIES FUND	59

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the year ended October 31, 2013, the Fund had ending monthly average notional amounts of $2,072,796 and $26,519,443 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order

60	OPPENHEIMER FLEXIBLE STRATEGIES FUND

to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the year ended October 31, 2013, the Fund had an ending monthly average market value of $6,874,160 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of October 31, 2013, the Fund has required certain counterparties to post collateral of $11,342,237.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to

OPPENHEIMER FLEXIBLE STRATEGIES FUND	61

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

62	OPPENHEIMER FLEXIBLE STRATEGIES FUND

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at October 31, 2013:

Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Barclays Bank plc	$700,518	$—	$(700,518)	$—	$—
Goldman Sachs & Co.	—	—	—	—	—
Goldman Sachs Bank International	2,815,223	(1,437,796)	(1,377,427)	—	—
Goldman Sachs Bank USA	898,230	(15,780)	—	(770,000)	112,450
JPMorgan Chase Bank NA	8,363,818	(327,508)	(8,036,310)	—	—
State Street Bank	—	—	—	—	—

Total	$12,777,789	$(1,781,084)	$(10,114,255)	$(770,000)	$112,450

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

** Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at October 31, 2013:

Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amount of Liabilities in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged	Net Amount
Goldman Sachs & Co.	$(56,880)	$—	$—	$—	$(56,880)
Goldman Sachs Bank International	(1,437,796)	1,437,796	—	—	—
Goldman Sachs Bank USA	(15,780)	15,780	—	—	—
JPMorgan Chase Bank NA	(327,508)	327,508	—	—	—
State Street Bank	(409,144)	—	—	—	(409,144)

Total	$(2,247,108)	$1,781,084	$—	$—	$(466,024)

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

** Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	63

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of October 31, 2013:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$2,559,925		Swaps, at value	$1,300,073
Equity contracts	Swaps, at value	1,603,906		Swaps, at value	465,231
Commodity contracts				Variation margin payable	25,200
Interest rate contracts	Variation margin receivable	17,500	*	Variation margin payable	31,527
Foreign exchange contracts				Unrealized depreciation on foreign currency exchange contracts	481,804
Equity contracts	Investments, at value	1,310,000	**
Foreign exchange contracts	Investments, at value	8,760	**
Interest rate contracts	Investments, at value	8,605,198	**

Total		$14,105,289			$2,303,835

* Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

** Amounts relate to purchased options and purchased swaptions.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies*	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Credit contracts	$—	$—	$—	$(915,554)	$(915,554)
Equity contracts	325,870	—	—	(7,158,972)	(6,833,102)
Foreign exchange contracts	—	—	747,884	—	747,884
Interest rate contracts	(3,687,421)	(753,522)	—	—	(4,440,943)
Volatility contracts	—	593,915	—	—	593,915

Total	$(3,361,551)	$(159,607)	$747,884	$(8,074,526)	$(10,847,800)

* Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

64	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Credit contracts	$—	$—	$—	$(2,108,295)	$(2,108,295)
Commodity contracts	—	(606,479)	—	—	(606,479)
Equity contracts	770,786	—	—	819,666	1,590,452
Foreign exchange contracts	(381,240)	—	(484,352)	—	(865,592)
Interest rate contracts	5,040,884	(340,645)	—	—	4,700,239

Total	$5,430,430	$(947,124)	$(484,352)	$(1,288,629)	$2,710,325

* Includes purchased option contracts and purchased swaption contracts, if any.

7. Restricted Securities

As of October 31, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff

OPPENHEIMER FLEXIBLE STRATEGIES FUND	65

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

8. Pending Litigation Continued

and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

66	OPPENHEIMER FLEXIBLE STRATEGIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Quest For Value Funds:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Flexible Strategies Fund (a series of Oppenheimer Quest For Value Funds and subsidiary), including the consolidated statement of investments, as of October 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Flexible Strategies Fund and subsidiary as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

December 26, 2013

OPPENHEIMER FLEXIBLE STRATEGIES FUND	67

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

68	OPPENHEIMER FLEXIBLE STRATEGIES FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AND SUB-ADVISORY AGREEMENTS    Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling

OPPENHEIMER FLEXIBLE STRATEGIES FUND	69

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AND SUB-ADVISORY AGREEMENTS    Unaudited / Continued

and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michelle Borré, the portfolio manager, for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmarks and to the performance of other retail moderate allocation funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load moderate allocation funds with comparable asset levels and distribution features. The

70	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Fund’s contractual management fees and total expenses were higher than its peer group median and category median. Based on this evaluation of the Fund’s fees and expenses, the Board negotiated, and the Adviser agreed to voluntarily reduce its management fee, effective October 1, 2013, by 0.10% of the Fund’s daily net assets until the Fund’s trailing one-year total performance is out of the 5th quintile of the Fund’s Morningstar peer group as measured at the end of each calendar quarter for the Class A shares of the Fund. After that, the Adviser will voluntarily reduce its management fee by 0.05% of the Fund’s daily net assets until the Fund’s trailing one-year total performance is out of the 4th quintile of the Fund’s Morningstar peer group as measured at the end of each calendar quarter for the Class A shares of the Fund. The management fee reduction is a voluntary undertaking and may be terminated by the Adviser in consultation with the Board at any time.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	71

SPECIAL SHAREHOLDER MEETING    Unaudited

On June 21, 2013, a shareholder meeting of Oppenheimer Flexible Strategies Fund (the “Fund”) as series of Oppenheimer Quest For Value Funds (the “Trust”) was held at held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1). At the meeting the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) were approved as described in the Fund’s proxy statement dated April 12, 3012. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
Brian F. Wruble	117,832,279	3,528,580
David K. Downes	117,864,833	3,496,026
Matthew P. Fink	117,832,516	3,528,343
Edmund Giambastiani, Jr.	117,847,727	3,513,132
Phillip A. Griffiths	117,888,471	3,472,388
Mary F. Miller	117,961,357	3,399,502
Joel W. Motley	117,977,788	3,383,071
Joanne Pace	117,929,992	3,430,868
Mary Ann Tynan	117,901,091	3,459,768
Joseph M. Wikler	117,892,649	3,468,210
Peter I. Wold	117,929,374	3,431,485
William F. Glavin, Jr.	117,967,487	3,393,373

Proposal 2: To approve changes in, or the removal of, certain fundamental investment policies/investment objectives.

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain
16,393,922	817,074	727,484

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain
16,450,351	769,065	719,062

2c-1: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain
16,390,364	796,364	751,749

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain
16,328,623	881,838	728,020

2e: Proposal to remove the additional fundamental policy relating to estate and commodities

For	Against	Abstain
16,436,719	777,981	723,776

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain
16,374,958	831,263	732,258

72	OPPENHEIMER FLEXIBLE STRATEGIES FUND

2g: Proposal to remove the additional fundamental policy relating to underwriting

For	Against	Abstain
16,376,338	819,621	742,518

2q: Proposal to remove miscellaneous fundamental policy relating to investment strategy restrictions

For	Against	Abstain
16,363,071	824,898	750,511

2r: Proposal to convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain
15,964,977	1,196,985	776,512

2s: Proposal to approve a change in the Fund’s investment objective

For	Against	Abstain
16,381,855	868,828	687,795

On August 2, 2013, following an adjournment from a shareholder meeting held on June 21, 2013, a meeting of the Fund was held at which an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) was approved as described in the Fund’s Proxy Statement. The following is a report of the votes cast:

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain
80,715,870	2,689,595	4,875,652

OPPENHEIMER FLEXIBLE STRATEGIES FUND	73

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

74	OPPENHEIMER FLEXIBLE STRATEGIES FUND

TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2001) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2005) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Downes has

OPPENHEIMER FLEXIBLE STRATEGIES FUND	75

TRUSTEES AND OFFICERS    Unaudited / Continued

David K. Downes, Continued	served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2009) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 51 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Phillip A. Griffiths, Trustee (since 2009) Year of Birth: 1938	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National

76	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Phillip A. Griffiths, Continued	Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2009) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global

OPPENHEIMER FLEXIBLE STRATEGIES FUND	77

TRUSTEES AND OFFICERS    Unaudited / Continued

Joanne Pace, Continued	Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Mary Ann Tynan, Trustee (since 2009) Year of Birth: 1945	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (non-profit) (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Chair of Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2009) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2009) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

78	OPPENHEIMER FLEXIBLE STRATEGIES FUND

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 89 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Mss. Borré and Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michelle Borré, Vice President (since 2011) Year of Birth: 1967	Vice President of the Sub-Adviser (since April 2003); Senior Portfolio Manager of the Sub-Adviser (since April 2009); Senior Research Analyst of the Sub-Adviser (February 2003-April 2009). Ms. Borre held various positions, including Managing Director and Partner, at J&W Seligman (July 1996 -January 2003).

OPPENHEIMER FLEXIBLE STRATEGIES FUND	79

TRUSTEES AND OFFICERS    Unaudited / Continued

Michelle Borré, Continued	Adjunct Professor of Finance and Economics at Columbia Business School; Served on the Executive Advisory Board at the Heilbrunn Center for Graham and Dodd Investing at Columbia Business School (from 2004 to 2005). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 89 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 89 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 89 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Global Trust

80	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Brian W. Wixted, Continued	Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 89 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

OPPENHEIMER FLEXIBLE STRATEGIES FUND	81

OPPENHEIMER FLEXIBLE STRATEGIES FUND

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2013 OppenheimerFunds, Inc. All rights reserved.

82	OPPENHEIMER FLEXIBLE STRATEGIES FUND

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	83

PRIVACY POLICY

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RA0236.001.1013 December 22, 2013

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/13

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 2000 Index	Russell 2500 Index	Russell 2500 Value Index
1-Year	36.16%	28.33%	36.28%	35.41%	33.35%
5-Year	16.49	15.12	17.04	19.04	17.27
10-Year	8.82	8.17	9.03	9.89	9.66

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call

1.800.CALL OPP (225.5677).

2        OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 36.16% during the reporting period. In comparison, the Russell 2500 Value Index (the “Index”) returned 33.35%. The Fund’s outperformance relative to the Index stemmed primarily from stronger relative stock selection in the financials, information technology, health care and consumer discretionary sectors. The Fund underperformed the Index in the energy sector due to less favorable stock selection and an overweight position, and in the industrials and utilities sector, where weaker stock selection detracted.

MARKET OVERVIEW

Over the first half of the period, risk markets rallied in response to accommodative polices established by central banks throughout the world. Prior to the start of the period, the Federal Reserve (the “Fed”) launched an open-ended quantitative easing program involving monthly purchases of $85 billion of U.S. government securities and mortgage-backed securities. The quantitative easing program was designed to help boost the U.S. economy by keeping mortgage rates and other long-term interest rates low. While Europe continued to struggle with its sovereign debt crisis, analysts were encouraged when the head of the European Central Bank publicly stated his intent to support the euro as the European Union’s common currency. Even in Japan, which had been mired in economic weakness for years, new government leadership adopted stimulative economic policies and the Bank of Japan (the “BoJ”) announced a massive quantitative easing program.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3        OPPENHEIMER SMALL- & MID- CAP VALUE FUND

In late May, relatively hawkish remarks by Fed chairman Ben Bernanke were widely interpreted as a signal that U.S. monetary policymakers would begin to back away from their quantitative easing program sooner than expected, sparking heightened volatility in financial markets throughout the world. As a result, higher dividend yielding sectors of the equity markets sold off. Market conditions generally stabilized over the summer of 2013. Despite a roughly two week U.S. government shutdown in October, equity markets generally resumed their upward trend through September and October as the Fed refrained from cutting back its quantitative easing program.

FUND REVIEW

During the period, information technology stocks Electronic Arts, Inc., Take-Two Interactive Software, Inc. and United Online, Inc. were among the top performers. Electronic Arts and Take-Two Interactive Software are video game companies that benefited the Fund over the first half of the period. We exited our positions in both stocks and locked in gains.

Other positive contributors to performance included Newell Rubbermaid, Inc., Universal Health Services, Inc. and Pioneer Natural Resources Co. Newell Rubbermaid is a global marketer of consumer and commercial products, including Rubbermaid, Levolor, Calphalon, Sharpie and PaperMate. Newell Rubbermaid’s stock benefited from a decision to restructure the company, which may result in greater focus and further cost reductions, in our opinion. Universal Health Services is a hospital operator that is poised to benefit from the Patient Protection and Affordable Care Act, which is scheduled to go into effect in January 2014. The law is expected to reduce the number of uninsured patients, for whom hospitals currently are required to provide non-reimbursed care. Pioneer Natural Resources, another stock we purchased this period, is an independent oil and gas exploration and production company. The firm has significant exposure to two of the most attractive domestic shale oil fields, the Permian basin and Eagle Ford, both in Texas. During the period, Pioneer announced promising initial production results from one of their new oil wells, which was received positively by market participants and drove the company’s share price gains.

While detractors from performance were limited, the most significant were Laredo Petroleum Holdings, Inc., Skyworks Solutions, Inc. and McDermott International, Inc., each of which we exited during the period.

STRATEGY & OUTLOOK

We remain optimistic about the economy and believe that, although there may be bumps along the road, the U.S. is on a path to sustainable recovery. As part of that view, we believe the health of the financials sector continues to advance, innovation and cyclical improvements may positively impact information technology, and attractive investment opportunities exist within health

4        OPPENHEIMER SMALL- & MID- CAP VALUE FUND

care. Conversely, we remain less sanguine about the outlook for materials. While we believe that global growth – particularly in emerging economies – may not decelerate further, we also believe it is unlikely to pick-up significantly in the near-to-mid-term. Additionally, we remain cautious about the outlook for stocks with similar characteristics to bonds, such as real estate investment trusts (“REITs”) and utilities, as these have reacted negatively to the recent rise in interest rates. Management behavior towards the use of free cash flow guides our investment decisions, and our search for companies poised for an unanticipated acceleration in return on invested capital is our constant imperative.

Laton Spahr, CFA[1] Portfolio Manager	Eric Hewitt[1] Portfolio Manager
1. Laton Spahr and Eric Hewitt became Portfolio Managers on March 11, 2013.

5        OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

NCR Corp.	2.7%
Eaton Corp. plc	2.5
Newell Rubbermaid, Inc.	2.2
Lazard Ltd., Cl. A	2.1
Delta Air Lines, Inc.	1.9
Boston Scientific Corp.	1.9
Reinsurance Group of America, Inc., Cl. A	1.8
Pioneer Natural Resources Co.	1.5
Teleflex, Inc.	1.5
Omnicare, Inc.	1.4

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Insurance	8.4%
Commercial Banks	8.0
Oil, Gas & Consumable Fuels	6.0
Machinery	4.7
Electrical Equipment	4.5
Capital Markets	4.5
Household Durables	4.4
Health Care Providers & Services	4.3
Computers & Peripherals	4.0
Health Care Equipment & Supplies	4.0

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2013, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2013, and are based on the total market value of common stocks.

6        OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/13

	Inception Date	1-Year	5-Year		10-Year
Class A (QVSCX)	1/3/89	36.16%	16.49%		8.82%
Class B (QSCBX)	9/1/93	34.97%	15.54%		8.29%
Class C (QSCCX)	9/1/93	35.10%	15.58%		7.97%
Class I (QSCIX)	2/28/12	36.85%	18.37%	*	N/A
Class N (QSCNX)	3/1/01	35.79%	16.19%		8.47%
Class Y (QSCYX)	10/24/05	36.55%	16.87%		6.13%	*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/13

	Inception Date	1-Year	5-Year		10-Year
Class A (QVSCX)	1/3/89	28.33%	15.12%		8.17%
Class B (QSCBX)	9/1/93	29.97%	15.31%		8.29%
Class C (QSCCX)	9/1/93	34.10%	15.58%		7.97%
Class I (QSCIX)	2/28/12	36.85%	18.37%	*	N/A
Class N (QSCNX)	3/1/01	34.79%	16.19%		8.47%
Class Y (QSCYX)	10/24/05	36.55%	16.87%		6.13%	*

*Shows performance since inception

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to that of the Russell 2000 Index, the Russell 2500 Index and the Russell 2500 Value Index. The Russell 2000 Index is an unmanaged index of small-capitalization stocks. The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

7        OPPENHEIMER SMALL- & MID- CAP VALUE FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Actual	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During 6 Months Ended October 31, 2013
Class A	$1,000.00	$1,157.50	$6.93
Class B	1,000.00	1,152.50	11.67
Class C	1,000.00	1,153.20	11.12
Class I	1,000.00	1,160.30	4.25
Class N	1,000.00	1,155.90	8.18
Class Y	1,000.00	1,159.00	5.45

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.80	6.48
Class B	1,000.00	1,014.42	10.92
Class C	1,000.00	1,014.92	10.41
Class I	1,000.00	1,021.27	3.98
Class N	1,000.00	1,017.64	7.66
Class Y	1,000.00	1,020.16	5.10

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2013 are as follows:

Class	Expense Ratios
Class A	1.27%
Class B	2.14
Class C	2.04
Class I	0.78
Class N	1.50
Class Y	1.00

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS October 31, 2013

	Shares	Value

Common Stocks—98.8%

Consumer Discretionary—15.6%

Auto Components—1.2%
BorgWarner, Inc.	64,620	$6,664,261

Dana Holding Corp.	653,032	12,799,427

		19,463,688

Diversified Consumer Services—2.3%
Apollo Group, Inc., Cl. A1	404,280	10,790,233

H&R Block, Inc.	622,050	17,691,102

ITT Educational Services, Inc.[1]	268,390	10,767,807

		39,249,142

Household Durables—4.4%
Leggett & Platt, Inc.	358,070	10,649,002

Lennar Corp., Cl. A	293,930	10,449,212

Newell Rubbermaid, Inc.	1,241,850	36,796,016

PulteGroup, Inc.	472,890	8,346,508

Tupperware Brands Corp.	84,620	7,586,183

		73,826,921

Leisure Equipment & Products—1.1%
Hasbro, Inc.	187,880	9,704,002

Polaris Industries, Inc.	63,970	8,376,872

		18,080,874

Media—3.8%
Cablevision Systems Corp., Cl. A	136,690	2,125,529

Cinemark Holdings, Inc.	293,790	9,639,250

Gannett Co., Inc.	354,450	9,807,631

Interpublic Group of Cos., Inc. (The)	625,230	10,503,864

Meredith Corp.	124,430	6,383,259

National CineMedia, Inc.	524,213	9,184,212

Regal Entertainment Group, Cl. A	516,060	9,810,301

Valassis Communications, Inc.	239,730	6,559,013

		64,013,059

Specialty Retail—2.8%
Brown Shoe Co., Inc.	183,381	4,115,070

GameStop Corp., Cl. A	311,952	17,101,209

Guess?, Inc.	295,010	9,219,062

OfficeMax, Inc.	744,790	11,156,954

PetSmart, Inc.	72,350	5,264,186

		46,856,481

Consumer Staples—3.7%

Beverages—0.6%
Cott Corp.	1,206,950	9,896,990

	Shares	Value

Food Products—1.7%
B&G Foods, Inc.	341,375	$11,555,544

J.M. Smucker Co. (The)	152,950	17,009,570

		28,565,114

Personal Products—0.4%
Avon Products, Inc.	364,551	6,379,642

Tobacco—1.0%
Lorillard, Inc.	329,944	16,830,443

Energy—7.6%

Energy Equipment & Services—1.6%
Diamond Offshore Drilling, Inc.	75,180	4,655,897

Noble Corp.	371,100	13,990,470

Oceaneering International, Inc.	98,795	8,484,515

		27,130,882

Oil, Gas & Consumable Fuels—6.0%
Cameco Corp.	375,070	7,126,330

Cimarex Energy Co.	42,050	4,429,967

EQT Corp.	115,210	9,863,128

HollyFrontier Corp.	153,830	7,085,410

Kodiak Oil & Gas Corp.[1]	270,440	3,507,607

Pioneer Natural Resources Co.	125,860	25,773,611

QEP Resources, Inc.	201,200	6,651,672

Resolute Energy Corp.[1]	468,770	4,397,063

Southwestern Energy Co.[1]	280,973	10,457,815

Tesoro Corp.	179,300	8,765,977

Whiting Petroleum Corp.[1]	192,030	12,844,887

		100,903,467

Financials—25.3%

Capital Markets—4.5%
Federated Investors, Inc., Cl. B	285,759	7,749,784

Invesco Ltd.	650,324	21,948,435

Lazard Ltd., Cl. A	918,276	35,491,367

Legg Mason, Inc.	244,882	9,420,611

		74,610,197

Commercial Banks—8.0%
Bank of the Ozarks, Inc.	334,990	16,575,305

CIT Group, Inc.[1]	407,550	19,627,608

East West Bancorp, Inc.	525,090	17,690,282

First NBC Bank Holding Co.[1]	350,850	9,350,152

Home BancShares, Inc.	308,952	10,467,294

11      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Commercial Banks (Continued)
Huntington Bancshares, Inc.	1,963,700	$17,280,560

KeyCorp	1,322,770	16,574,308

SunTrust Banks, Inc.	449,450	15,119,498

TCF Financial Corp.	669,505	10,163,086

		132,848,093

Consumer Finance—0.7%
SLM Corp.	478,130	12,130,158

Insurance—8.4%
Axis Capital Holdings Ltd.	224,859	10,662,814

Everest Re Group Ltd.	83,560	12,846,514

Fidelity National Financial, Inc., Cl. A	441,531	12,429,098

Genworth Financial, Inc., Cl. A1	1,000,210	14,533,051

Lincoln National Corp.	274,410	12,460,958

Reinsurance Group of America, Inc., Cl. A	416,260	29,629,387

Unum Group	476,390	15,120,619

Validus Holdings Ltd.	428,310	16,909,679

XL Group plc	519,586	15,883,744

		140,475,864

Real Estate Investment Trusts (REITs)—3.6%
Aviv REIT, Inc.	303,870	7,718,298

CBL & Associates Properties, Inc.	463,580	9,183,520

Equity Lifestyle Properties, Inc.	251,730	9,563,223

LaSalle Hotel Properties	383,474	11,906,868

Omega Healthcare Investors, Inc.	460,161	15,295,752

Retail Opportunity Investments Corp.	402,027	5,949,999

		59,617,660

Thrifts & Mortgage Finance—0.1%
Essent Group Ltd.[1]	72,170	1,515,570

Health Care—9.1%

Health Care Equipment & Supplies—4.0%
Boston Scientific Corp.[1]	2,676,657	31,290,120

Teleflex, Inc.	272,147	25,086,510

Zimmer Holdings, Inc.	106,550	9,319,929

		65,696,559

Health Care Providers & Services—4.3%
Community Health Systems, Inc.	195,224	8,517,623

Humana, Inc.	165,050	15,209,357

Omnicare, Inc.	412,731	22,762,115

	Shares	Value

Health Care Providers & Services (Continued)
Quest Diagnostics, Inc.	209,501	$12,551,205

Universal Health Services, Inc., Cl. B	150,571	12,130,000

		71,170,300

Pharmaceuticals—0.8%
Actavis plc[1]	91,110	14,083,784

Industrials—14.7%

Aerospace & Defense—1.6%
Embraer SA, ADR	231,754	6,811,250

L-3 Communications Holdings, Inc.	139,610	14,023,825

Raytheon Co.	89,170	7,344,933

		28,180,008

Airlines—1.9%
Delta Air Lines, Inc.	1,189,882	31,389,087

Building Products—1.1%
A.O. Smith Corp.	209,600	10,825,840

Masco Corp.	408,836	8,638,705

		19,464,545

Commercial Services & Supplies—0.4%
ACCO Brands Corp.[1]	1,095,950	6,411,307

Electrical Equipment—4.5%
Eaton Corp. plc	588,110	41,497,042

Hubbell, Inc., Cl. B	129,510	13,927,505

Rockwell Automation, Inc.	173,920	19,202,507

		74,627,054

Machinery—4.7%
AGCO Corp.	162,830	9,506,015

Oshkosh Corp.[1]	169,230	8,053,656

Parker Hannifin Corp.	180,100	21,021,272

Pentair Ltd.	257,170	17,253,535

Timken Co.	404,420	21,357,420

		77,191,898

Trading Companies & Distributors—0.5%
HD Supply Holdings, Inc.[1]	404,020	8,157,164

Information Technology—12.4%

Computers & Peripherals—4.0%
NCR Corp.[1]	1,220,320	44,602,696

Seagate Technology plc	240,200	11,692,936

Western Digital Corp.	142,360	9,912,527

		66,208,159

Electronic Equipment, Instruments, & Components—0.8%
Anixter International, Inc.[1]	150,029	12,825,979

Internet Software & Services—1.1%
IAC/InterActiveCorp	112,090	5,984,485

12      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

	Shares	Value

Internet Software & Services (Continued)
United Online, Inc.	1,293,996	$11,180,125

		17,164,610

IT Services—1.5%
Paychex, Inc.	126,530	5,347,158

VeriFone Systems, Inc.[1]	272,690	6,179,155

Western Union Co.	808,670	13,763,563

		25,289,876

Semiconductors & Semiconductor Equipment—2.7%
Analog Devices, Inc.	298,300	14,706,190

Microchip Technology, Inc.	423,189	18,180,199

ON Semiconductor Corp.[1]	997,100	7,039,526

Spansion, Inc., Cl. A1	468,400	5,606,748

		45,532,663

Software—2.3%
CA, Inc.	546,400	17,353,664

Synopsys, Inc.[1]	587,910	21,429,320

		38,782,984

Materials—3.6%

Chemicals—0.8%
PPG Industries, Inc.	73,000	13,328,340

Containers & Packaging—1.0%
Ball Corp.	184,630	9,026,561

Rock-Tenn Co., Cl. A	79,230	8,478,402

		17,504,963

Metals & Mining—1.1%
Nucor Corp.	185,720	9,614,724

Steel Dynamics, Inc.	434,600	7,809,762

		17,424,486

Paper & Forest Products—0.7%
Louisiana-Pacific Corp.[1]	678,270	11,537,373

	Shares	Value

Telecommunication Services—1.2%

Diversified Telecommunication Services—1.2%
Frontier Communications Corp.	2,076,740	$9,158,423

Windstream Holdings, Inc.	1,462,250	12,502,238

		21,660,661

Utilities—5.6%

Electric Utilities—1.4%
Entergy Corp.	152,902	9,895,817

Pepco Holdings, Inc.	652,050	12,571,524

		22,467,341

Gas Utilities—0.9%
Questar Corp.	625,360	14,796,018

Multi-Utilities—3.3%
Alliant Energy Corp.	254,640	13,297,301

Ameren Corp.	273,360	9,890,165

DTE Energy Co.	199,010	13,759,551

Sempra Energy	133,030	12,124,354

Vectren Corp.	173,032	6,042,277

		55,113,648

Total Common Stocks (Cost $1,380,430,912)		1,648,403,052

Investment Company—1.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.11%[2,3] (Cost $28,250,948)	28,250,948	28,250,948

Total Investments, at Value (Cost $1,408,681,860)	100.5%	1,676,654,000

Liabilities in Excess of Other Assets	(0.5)	(8,645,014)

Net Assets	100.0%	$1,668,008,986

Footnotes to Statement of Investments

1. Non-income producing security.

13      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS Continued

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2012	Gross Additions	Gross Reductions	Shares October 31, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	104,395,565	504,068,703	580,213,320	28,250,948

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$28,250,948	$64,037

3. Rate shown is the 7-day yield as of October 31, 2013.

See accompanying Notes to Financial Statements.

14      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2013

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,380,430,912)	$1,648,403,052
Affiliated companies (cost $28,250,948)	28,250,948

1,676,654,000

Cash	9

Receivables and other assets:
Investments sold	23,381,242
Dividends	1,380,712
Shares of beneficial interest sold	182,843
Other	182,373

Total assets	1,701,781,179

Liabilities
Payables and other liabilities:
Investments purchased	29,132,276
Shares of beneficial interest redeemed	3,085,949
Trustees’ compensation	567,468
Transfer and shareholder servicing agent fees	355,026
Distribution and service plan fees	338,623
Shareholder communications	262,731
Other	30,120

Total liabilities	33,772,193

Net Assets	$1,668,008,986

Composition of Net Assets
Par value of shares of beneficial interest	$406,828

Additional paid-in capital	1,769,784,721

Accumulated net investment income	6,546,043

Accumulated net realized loss on investments	(376,700,746)

Net unrealized appreciation on investments	267,972,140

Net Assets	$1,668,008,986

15      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,162,454,691 and 27,271,140 shares of beneficial interest outstanding)	$42.63
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$45.23

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $48,927,552 and 1,368,921 shares of beneficial interest outstanding)	$35.74

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $276,676,070 and 7,721,411 shares of beneficial interest outstanding)	$35.83

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $95,435 and 2,187 shares of beneficial interest outstanding)	$43.64

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $130,266,647 and 3,187,197 shares of beneficial interest outstanding)	$40.87

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $49,588,591 and 1,131,939 shares of beneficial interest outstanding)	$43.81

See accompanying Notes to Financial Statements.

16      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF OPERATIONS For the Year Ended October 31, 2013

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $27,365)	$28,563,810
Affiliated companies	64,037

Interest	422

Other income	28,089

Total investment income	28,656,358

Expenses
Management fees	10,359,386

Distribution and service plan fees:
Class A	2,501,141
Class B	483,934
Class C	2,509,931
Class N	645,005

Transfer and shareholder servicing agent fees:
Class A	2,797,499
Class B	268,592
Class C	759,657
Class I	11
Class N	407,539
Class Y	128,188

Shareholder communications:
Class A	417,953
Class B	45,385
Class C	110,948
Class I	17
Class N	17,466
Class Y	9,705

Trustees’ compensation	34,677

Custodian fees and expenses	9,029

Other	158,021

Total expenses	21,664,084
Less waivers and reimbursements of expenses	(145,424)

Net expenses	21,518,660

Net Investment Income	7,137,698

Realized and Unrealized Gain
Net realized gain on investments	369,113,955

Net change in unrealized appreciation/depreciation on investments	78,759,113

Net Increase in Net Assets Resulting from Operations	$455,010,766

See accompanying Notes to Financial Statements.

17      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2013	Year Ended October 31, 2012

Operations
Net investment income	$7,137,698	$1,292,526

Net realized gain	369,113,955	53,976,240

Net change in unrealized appreciation/depreciation	78,759,113	6,020,747

Net increase in net assets resulting from operations	455,010,766	61,289,513

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(840,861)	—
Class B	—	—
Class C	—	—
Class I	—	—
Class N	—	—
Class Y	(235,182)	—

	(1,076,043)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(84,634,225)	(354,580,327)
Class B	(18,908,898)	(34,028,957)
Class C	(32,813,044)	(59,696,552)
Class I	76,697	(87,368)
Class N	(41,636,313)	(48,894,989)
Class Y	(29,512,040)	(39,622,636)

	(207,427,823)	(536,910,829)

Net Assets
Total increase (decrease)	246,506,900	(475,621,316)

Beginning of period	1,421,502,086	1,897,123,402

End of period (including accumulated net investment income of $6,546,043 and $479,169, respectively)	$1,668,008,986	$1,421,502,086

See accompanying Notes to Financial Statements.

18      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$31.33	$30.05	$29.44	$24.35	$19.90

Income (loss) from investment operations:
Net investment income (loss)[2]	0.24	0.07	0.03	(0.03)	0.03
Net realized and unrealized gain	11.09	1.21	0.58	5.12	4.43

Total from investment operations	11.33	1.28	0.61	5.09	4.46

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	0.00	0.00	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.01)

Total dividends and/or distributions to shareholders	(0.03)	0.00	0.00	0.00	(0.01)

Net asset value, end of period	$42.63	$31.33	$30.05	$29.44	$24.35

Total Return, at Net Asset Value[3]	36.16%	4.26%	2.07%	20.90%	22.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,162,455	$938,427	$1,250,055	$1,573,085	$1,604,830

Average net assets (in thousands)	$1,013,781	$1,099,549	$1,527,052	$1,642,391	$1,421,837

Ratios to average net assets:[4]
Net investment income (loss)	0.65%	0.24%	0.11%	(0.13)%	0.13%
Total expenses[5]	1.27%	1.31%	1.26%	1.29%	1.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.27%	1.26%	1.25%	1.28%	1.32%

Portfolio turnover rate	128%	54%	89%	71%	99%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2013	1.27%
Year Ended October 31, 2012	1.31%
Year Ended October 31, 2011	1.27%
Year Ended October 29, 2010	1.29%
Year Ended October 31, 2009	1.47%

See accompanying Notes to Financial Statements.

19      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$26.48	$25.60	$25.29	$21.08	$17.37

Income (loss) from investment operations:
Net investment loss[2]	(0.08)	(0.15)	(0.20)	(0.22)	(0.12)
Net realized and unrealized gain	9.34	1.03	0.51	4.43	3.84

Total from investment operations	9.26	0.88	0.31	4.21	3.72

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.01)

Total dividends and/or distributions to shareholders	0.00	0.00	0.00	0.00	(0.01)

Net asset value, end of period	$35.74	$26.48	$25.60	$25.29	$21.08

Total Return, at Net Asset Value[3]	34.97%	3.44%	1.23%	19.97%	21.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,927	$53,204	$85,100	$123,847	$135,576

Average net assets (in thousands)	$48,518	$67,022	$113,687	$131,255	$123,578

Ratios to average net assets:[4]
Net investment loss	(0.25)%	(0.57)%	(0.71)%	(0.91)%	(0.67)%
Total expenses[5]	2.35%	2.37%	2.30%	2.31%	2.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.15%	2.09%	2.08%	2.07%	2.13%

Portfolio turnover rate	128%	54%	89%	71%	99%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2013	2.35%
Year Ended October 31, 2012	2.37%
Year Ended October 31, 2011	2.31%
Year Ended October 29, 2010	2.31%
Year Ended October 31, 2009	2.50%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Class C	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$26.52	$25.64	$25.32	$21.10	$17.38

Income (loss) from investment operations:
Net investment loss[2]	(0.04)	(0.14)	(0.18)	(0.21)	(0.11)
Net realized and unrealized gain	9.35	1.02	0.50	4.43	3.84

Total from investment operations	9.31	0.88	0.32	4.22	3.73

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.01)

Total dividends and/or distributions to shareholders	0.00	0.00	0.00	0.00	(0.01)

Net asset value, end of period	$35.83	$26.52	$25.64	$25.32	$21.10

Total Return, at Net Asset Value[3]	35.10%	3.43%	1.26%	20.00%	21.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$276,676	$234,237	$285,735	$334,710	$322,950

Average net assets (in thousands)	$252,028	$258,974	$336,244	$336,938	$291,243

Ratios to average net assets:[4]
Net investment loss	(0.13)%	(0.56)%	(0.67)%	(0.89)%	(0.62)%
Total expenses[5]	2.05%	2.08%	2.03%	2.07%	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.05%	2.06%	2.02%	2.04%	2.08%

Portfolio turnover rate	128%	54%	89%	71%	99%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2013	2.05%
Year Ended October 31, 2012	2.08%
Year Ended October 31, 2011	2.04%
Year Ended October 29, 2010	2.07%
Year Ended October 31, 2009	2.25%

See accompanying Notes to Financial Statements.

21        OPPENHEIMER SMALL- & MID- CAP VALUE FUND.

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended October 31, 2013	Period Ended October 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$31.88	$32.90

Income (loss) from investment operations:
Net investment income[2]	0.49	0.21
Net realized and unrealized gain (loss)	11.27	(1.23)

Total from investment operations	11.76	(1.02)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00
Tax return of capital distribution	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	0.00

Net asset value, end of period	$43.64	$31.88

Total Return, at Net Asset Value[3]	36.85%	(3.07)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$95	$10

Average net assets (in thousands)	$35	$422

Ratios to average net assets:[4]
Net investment income	1.23%	0.99%
Total expenses[5]	0.77%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.74%

Portfolio turnover rate	128%	54%

1. For the period from February 28, 2012 (inception of offering) to October 31, 2012.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2013	0.77%
Period Ended October 31, 2012	0.74%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Class N	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$30.09	$28.94	$28.44	$23.58	$19.31

Income (loss) from investment operations:
Net investment income (loss)[2]	0.14	(0.02)	(0.05)	(0.10)	(0.02)
Net realized and unrealized gain	10.64	1.17	0.55	4.96	4.30

Total from investment operations	10.78	1.15	0.50	4.86	4.28

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.01)

Total dividends and/or distributions to shareholders	0.00	0.00	0.00	0.00	(0.01)

Net asset value, end of period	$40.87	$30.09	$28.94	$28.44	$23.58

Total Return, at Net Asset Value[3]	35.79%	3.97%	1.76%	20.61%	22.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$130,267	$132,365	$176,002	$224,132	$218,401

Average net assets (in thousands)	$129,674	$154,101	$213,872	$227,923	$192,372

Ratios to average net assets:[4]
Net investment income (loss)	0.39%	(0.05)%	(0.17)%	(0.38)%	(0.09)%
Total expenses[5]	1.53%	1.59%	1.54%	1.62%	1.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.53%	1.55%	1.53%	1.52%	1.54%

Portfolio turnover rate	128%	54%	89%	71%	99%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2013	1.53%
Year Ended October 31, 2012	1.59%
Year Ended October 31, 2011	1.55%
Year Ended October 29, 2010	1.62%
Year Ended October 31, 2009	1.87%

See accompanying Notes to Financial Statements.

23        OPPENHEIMER SMALL- & MID- CAP VALUE FUND.

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$32.20	$30.78	$30.08	$24.79	$20.18

Income (loss) from investment operations:
Net investment income[2]	0.34	0.19	0.12	0.06	0.12
Net realized and unrealized gain	11.40	1.23	0.58	5.23	4.50

Total from investment operations	11.74	1.42	0.70	5.29	4.62

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	0.00	0.00	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.01)

Total dividends and/or distributions to shareholders	(0.13)	0.00	0.00	0.00	(0.01)

Net asset value, end of period	$43.81	$32.20	$30.78	$30.08	$24.79

Total Return, at Net Asset Value[3]	36.55%	4.62%	2.33%	21.34%	22.91%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,589	$63,259	$100,231	$101,045	$76,153

Average net assets (in thousands)	$50,572	$85,178	$102,025	$120,886	$76,732

Ratios to average net assets:[4]
Net investment income	0.91%	0.60%	0.35%	0.21%	0.57%
Total expenses[5]	0.98%	0.92%	1.00%	0.91%	0.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.98%	0.92%	0.99%	0.90%	0.92%

Portfolio turnover rate	128%	54%	89%	71%	99%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2013	0.98%
Year Ended October 31, 2012	0.92%
Year Ended October 31, 2011	1.01%
Year Ended October 29, 2010	0.91%
Year Ended October 31 , 2009	0.94%

See accompanying Notes to Financial Statements.

24      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Small- & Mid- Cap Value Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

25      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$6,432,616	$—	$374,199,244	$266,149,072

1. As of October 31, 2013, the Fund had $374,199,244 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2017	$374,199,244

2. During the fiscal year ended October 31, 2013, the Fund utilized $344,664,676 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended October 31, 2012, the Fund utilized $47,176,717 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

26      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

1. Significant Accounting Policies (Continued)

Accordingly, the following amounts have been reclassified for October 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$173,743	$5,219	$178,962

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 was as follows:

	Year Ended October 31, 2013	Year Ended October 31, 2012
Distributions paid from:
Ordinary income	$1,076,043	$—

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,410,504,928

Gross unrealized appreciation	$279,628,834
Gross unrealized depreciation	(13,479,762)

Net unrealized appreciation	$266,149,072

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended October 31, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$7,913
Payments Made to Retired Trustees	56,175
Accumulated Liability as of October 31, 2013	412,832

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee.

27      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates

28      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

1. Significant Accounting Policies (Continued)

and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share. Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage

29      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third- party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of

30      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

2. Securities Valuation (Continued)

the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$261,490,165	$—	$—	$261,490,165
Consumer Staples	61,672,189	—	—	61,672,189
Energy	128,034,349	—	—	128,034,349
Financials	421,197,542	—	—	421,197,542
Health Care	150,950,643	—	—	150,950,643
Industrials	245,421,063	—	—	245,421,063
Information Technology	205,804,271	—	—	205,804,271
Materials	59,795,162	—	—	59,795,162

31      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Telecommunication Services	$21,660,661	$—	$—	$21,660,661
Utilities	92,377,007	—	—	92,377,007
Investment Company	28,250,948	—	—	28,250,948
Total Assets	$1,676,654,000	$—	$—	$1,676,654,000

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2013		Year Ended October 31, 2012[1]
	Shares	Amount	Shares	Amount
Class A
Sold	6,012,410	$229,492,865	3,843,493	$116,896,841
Dividends and/or distributions reinvested	24,509	781,094	—	—
Redeemed	(8,720,933)	(314,908,184)	(15,488,600)	(471,477,168)

Net decrease	(2,684,014)	$(84,634,225)	(11,645,107)	$(354,580,327)

Class B
Sold	155,683	$4,980,576	191,704	$4,968,839
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(796,309)	(23,889,474)	(1,506,123)	(38,997,796)

Net decrease	(640,626)	$(18,908,898)	(1,314,419)	$(34,028,957)

Class C
Sold	1,168,428	$36,821,008	1,083,515	$28,086,658
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(2,280,794)	(69,634,052)	(3,394,457)	(87,783,210)

Net decrease	(1,112,366)	$(32,813,044)	(2,310,942)	$(59,696,552)

32      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

3. Shares of Beneficial Interest (Continued)

	Year Ended October 31, 2013		Year Ended October 31, 2012[1]
	Shares	Amount	Shares	Amount
Class I
Sold	2,119	$86,602	54,699	$1,668,516
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(236)	(9,905)	(54,395)	(1,755,884)

Net increase (decrease)	1,883	$76,697	304	$(87,368)

Class N
Sold	726,988	$25,913,549	949,348	$27,694,166
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(1,938,822)	(67,549,862)	(2,630,950)	(76,589,155)

Net decrease	(1,211,834)	$(41,636,313)	(1,681,602)	$(48,894,989)

Class Y
Sold	408,620	$15,453,039	708,620	$22,223,879
Dividends and/or distributions reinvested	5,962	194,843	—	—
Redeemed	(1,247,131)	(45,159,922)	(2,000,389)	(61,846,515)

Net decrease	(832,549)	$(29,512,040)	(1,291,769)	$(39,622,636)

1. For the year ended October 31, 2012 for Class A, Class B, Class C, Class N and Class Y shares, and for the period from February 28, 2012 (inception of offering) to October 31, 2012 for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended October 31, 2013 were as follows:

	Purchases	Sales
Investment securities	$1,842,734,686	$1,964,516,339

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $400 million	0.80%
Next $400 million	0.75
Next $1.2 billion	0.60
Next $4.0 billion	0.58
Over $6.0 billion	0.56

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays

33      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such

34      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

5. Fees and Other Transactions with Affiliates (Continued)

termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2013 were as follows:

Class C	$9,436,027
Class N	4,851,405

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
October 31, 2013	$274,516	$1,333	$60,192	$11,722	$109

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended October 31, 2013, the Manager waived fees and/or reimbursed the Fund $45,826 for IMMF management fees.

    The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the year ended October 31, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$98,364
Class N	1,234

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain

35      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Pending Litigation (Continued)

officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

    Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

    On April 16, 2010, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The

36      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

6. Pending Litigation (Continued)

complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

    OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

37      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Quest For Value Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Small- & Mid- Cap Value Fund (a series of Oppenheimer Quest For Value Funds), including the statement of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Small- & Mid- Cap Value Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

December 23, 2013

38      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2013 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2013 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $24,878,522 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2013, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended October 31, 2013, the maximum amount allowable but not less than $97 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

39      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

40      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Laton Spahr and Eric Hewitt the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmarks and to the performance of other retail mid-cap value funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load mid-cap value funds with comparable asset levels and distribution features. The Board considered that the Fund’s contractual management fees were lower than its peer group median and category median. The Fund’s total expenses were higher than its peer group median and equal to its category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

41      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

42      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

SPECIAL SHAREHOLDER MEETING Unaudited

On June 21, 2013, a shareholder meeting of Oppenheimer Small-& Mid-Cap Value Fund (the “Fund”) as series of Oppenheimer Quest For Value Funds (the “Trust”) was held at held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1). The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees

Brian F. Wruble	117,832,279	3,528,580
David K. Downes	117,864,833	3,496,026
Matthew P. Fink	117,832,516	3,528,343
Edmund Giambastiani, Jr.	117,847,727	3,513,132
Phillip A. Griffiths	117,888,471	3,472,388
Mary F. Miller	117,961,357	3,399,502
Joel W. Motley	117,977,788	3,383,071
Joanne Pace	117,929,992	3,430,868
Mary Ann Tynan	117,901,091	3,459,768
Joseph M. Wikler	117,892,649	3,468,210
Peter I. Wold	117,929,374	3,431,485
William F. Glavin, Jr.	117,967,487	3,393,373

On August 2, 2013, following an adjournment from a shareholder meeting held on June 21, 2013, a meeting of the Fund was held at which the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s Proxy Statement. The following is a report of the votes cast:

2a: Proposal to revise the fundamental policy relating to borrowing
For	Against	Abstain
15,358,137	702,816	2,001,293

2b-1: Proposal to revise the fundamental policy relating to concentration of investments
For	Against	Abstain
15,420,426	659,124	1,982,703

2c-1: Proposal to remove the fundamental policy relating to diversification of investments
For	Against	Abstain
15,337,503	724,023	2,000,726

2d: Proposal to revise the fundamental policy relating to lending
For	Against	Abstain
15,320,728	708,287	2,033,235

2e: Proposal to remove the additional fundamental policy relating to estate and commodities
For	Against	Abstain
15,396,589	646,364	2,019,297

2f: Proposal to revise the fundamental policy relating to senior securities
For	Against	Abstain
15,354,274	687,186	2,020,791

43      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

SPECIAL SHAREHOLDER MEETING Unaudited / Continued

2g: Proposal to remove the additional fundamental policy relating to underwriting
For	Against	Abstain
15,364,698	670,848	2,026,706

2r: Proposal to convert the Fund’s investment objective from fundamental to non-fundamental
For	Against	Abstain
14,902,264	1,085,445	2,074,544

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.
For	Against	Abstain
80,715,870	2,689,595	4,875,652

44      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

45      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2001) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2005) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has

46      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

David K. Downes, Continued	become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2009) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 51 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Phillip A. Griffiths, Trustee (since 2009) Year of Birth: 1938	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards

47      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Phillip A. Griffiths, Continued	of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2009) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has

48      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Joanne Pace, Continued	become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Mary Ann Tynan, Trustee (since 2009) Year of Birth: 1945	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (non-profit) (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Chair of Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2009) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2009) Year of Birth: 1948

Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

49      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Year of Birth: 1958

Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 89 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Spahr, Hewitt, Gabinet, and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Laton Spahr, Vice President (since 2013) Year of Birth: 1975	Senior Vice President of the Sub-Adviser since March 2013. Senior portfolio manager (2003-2013) and equity analyst (2001-2002) for Columbia Management Investment Advisers, LLC. A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Eric Hewitt, Vice President (since 2013) Year of Birth: 1971	Senior Equity Analyst with Diamondback/Harbor Watch Capital Management, LLC (2009–2012) and a Senior Equity Analyst and Portfolio Manager with AllianceBernstein LP (1999–2009). A portfolio manager and an officer in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-

50      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Arthur S. Gabinet, Continued	December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 89 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 89 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 89 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 89 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

51      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2013 OppenheimerFunds, Inc. All rights reserved.

52      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

53      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

PRIVACY POLICY NOTICE (Continued)

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

54      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

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55      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $90,500 in fiscal 2013 and $88,700 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $1,500 in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $459,080 in fiscal 2013 and $436,206 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, and entity reorganization

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $36,070 in fiscal 2013 and $38,415 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $581,620 in fiscal 2013 and $386,424 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,076,770 in fiscal 2013 and $861,045 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest for Value Funds

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	12/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	12/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	12/9/2013